   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 2, 1996

                                                    1933 ACT FILE NO. 2-22019
                                                    1940 ACT FILE NO. 811-1241
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-1A

                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933                  [X]
                       POST-EFFECTIVE AMENDMENT NO. 62                [X]
                                     AND
                            REGISTRATION STATEMENT
                                    UNDER
                      THE INVESTMENT COMPANY ACT OF 1940              [X]
                               AMENDMENT NO. 35                       [X]

                           EATON VANCE GROWTH TRUST
                      (FORMERLY EATON VANCE GROWTH FUND)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 617-482-8260
                       (REGISTRANT'S TELEPHONE NUMBER)

                                 THOMAS OTIS
                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

    It is proposed that this filing will become effective on April 17, 1996 pursuant to paragraph (a)(2) of Rule 485.

    The exhibit index required by Rule 483(a) under the Securities Act of 1933
is located on page    in the sequential numbering system of the manually
signed copy of this Registration Statement.

    The Registrant has filed a Declaration pursuant to Rule 24f-2, and on October 19, 1995, filed its "Notice" as required by that Rule for the fiscal year ended August 31, 1995. Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2.

    Asian Small Companies Portfolio has also executed this Registration
Statement.

==============================================================================

    This Amendment to the registration statement on Form N-1A consists of the following documents and papers:

    Cross Reference Sheets required by Rule 481(a) under the Securities Act of 1933

    Part A -- The Prospectuses of:
              EV Marathon Asian Small Companies Fund
              EV Traditional Asian Small Companies Fund

    Part B -- The Statements of Additional Information of:
              EV Marathon Asian Small Companies Fund
              EV Traditional Asian Small Companies Fund

    Part C -- Other Information

    Signatures

    Exhibit Index Required by Rule 483(a) under the Securities Act of 1933

    Exhibits

    This Amendment is not intended to amend the Prospectuses and Statements of Additional Information of any Series of the Registrant not identified above.

                           EATON VANCE GROWTH TRUST
                    EV MARATHON ASIAN SMALL COMPANIES FUND
                  EV TRADITIONAL ASIAN SMALL COMPANIES FUND

                            CROSS REFERENCE SHEET
                         ITEMS REQUIRED BY FORM N-1A
                         ---------------------------

PART A
ITEM NO.            ITEM CAPTION                                             PROSPECTUS CAPTION
------              ------------                               --------------------------------------------------
 1. ..............  Cover Page                             Cover Page
 2. ..............  Synopsis                               Shareholder and Fund Expenses
 3. ..............  Condensed Financial Information        Performance Information
 4. ..............  General Description of Registrant      The Fund's Investment Objective; The Portfolio's
                                                             Investment Opportunities in the Asian Region; How the
                                                             Fund and the Portfolio Invest their Assets;
                                                             Special Investment Methods and Risk Factors;
                                                             Organization of the Fund and the Portfolio
 5. ..............  Management of the Fund                 Management of the Fund and the Portfolio
 5A...............  Management's Discussion of Fund        Not Applicable
                      Performance
 6. ..............  Capital Stock and Other Securities     Organization of the Fund and the Portfolio; Reports to
                                                             Shareholders; The Lifetime Investing Account/
                                                             Distribution Options; Distributions and Taxes
 7. ..............  Purchase of Securities Being Offered   Valuing Fund Shares; How to Buy Fund Shares;
                                                             Distribution Plan; The Lifetime Investing Account/
                                                             Distribution Options; The Eaton Vance Exchange
                                                             Privilege; Eaton Vance Shareholder Services
 8. ..............  Redemption or Repurchase               How to Redeem Fund Shares
 9. ..............  Pending Legal Proceedings              Not Applicable

PART B
ITEM NO.            ITEM CAPTION                                  STATEMENT OF ADDITIONAL INFORMATION CAPTION
------              ------------                               --------------------------------------------------
10. ..............  Cover Page                             Cover Page
11. ..............  Table of Contents                      Table of Contents
12. ..............  General Information and History        Other Information
13. ..............  Investment Objective and Policies      Additional Information about Investment Objectives;
                                                             Investment Restrictions
14. ..............  Management of the Fund                 Trustees and Officers; Fees and Expenses
15. ..............  Control Persons and Principal Holders  Control Persons and Principal Holders of Securities
                      of Securities
16. ..............  Investment Advisory and Other          Management of the Fund; Distribution Plan; Custodian;
                      Services                               Independent Certified Public Accountants; Fees and
                                                             Expenses
17. ..............  Brokerage Allocation and Other         Portfolio Security Transactions; Fees and Expenses
                      Practices
18. ..............  Capital Stock and Other Securities     Other Information
19. ..............  Purchase, Redemption and Pricing of    Determination of Net Asset Value; Service for
                      Securities Being Offered               Withdrawal; Services for Accumulation (Traditional
                                                             Fund only); Principal Underwriter; Distribution Plan;
                                                             Fees and Expenses
20. ..............  Tax Status                             Taxes
21. ..............  Underwriters                           Principal Underwriter; Fees and Expenses
22. ..............  Calculation of Performance Data        Investment Performance
23. ..............  Financial Statements                   Financial Statements

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS

                                 EV MARATHON
                          ASIAN SMALL COMPANIES FUND
------------------------------------------------------------------------------
EV MARATHON ASIAN SMALL COMPANIES FUND (THE "FUND") IS A MUTUAL FUND SEEKING CAPITAL GROWTH THROUGH PURCHASE OF AN INTEREST IN A SEPARATE INVESTMENT COMPANY WHICH INVESTS IN SECURITIES OF SMALLER COMPANIES BASED IN ASIA. ACCORDINGLY, THE FUND INVESTS ITS ASSETS IN ASIAN SMALL COMPANIES PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. MOST OF THE PORTFOLIO WILL BE INVESTED IN ASIAN SECURITIES MARKETS, INCLUDING THOSE OF AUSTRALIA, CHINA, HONG KONG, INDIA, INDONESIA, JAPAN, MALAYSIA, PAKISTAN, THE PHILIPPINES, SINGAPORE, SOUTH KOREA, SRI LANKA, TAIWAN AND THAILAND. THE FUND IS A SEPARATE SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated April 17, 1996 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The sponsor and manager of the Fund and the administrator of the Portfolio is Eaton Vance Management, 24 Federal Street, Boston, MA 02110 (the "Manager"). The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited (the "Adviser"). The principal business address of the Adviser is 3808 One Exchange Square, Central, Hong Kong.
------------------------------------------------------------------------------
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                                                    PAGE                                                   PAGE
Shareholder and Fund Expenses ......................   2   How to Buy Fund Shares .........................  14
Investment Opportunities in the Asian Region .......   3   How to Redeem Fund Shares.......................  15
The Fund's Investment Objective ....................   3   Reports to Shareholders ........................  16
How the Fund and the Portfolio Invest their Assets .   3   The Lifetime Investing Account/Distribution
Special Investment Methods and Risk Factors ........   4     Options ......................................  16
Organization of the Fund and the Portfolio .........   8   The Eaton Vance Exchange Privilege .............  17
Management of the Fund and the Portfolio ...........  10   Eaton Vance Shareholder Services ...............  18
Distribution Plan ..................................  12   Distributions and Taxes ........................  19
Valuing Fund Shares ................................  13   Performance Information ........................  20

------------------------------------------------------------------------------

                       PROSPECTUS DATED APRIL 17, 1996
[RED HERRING LEGEND]
INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

SHAREHOLDER AND FUND EXPENSES
-------------------------------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
  -----------------------------------------------------------------------------------------------------

  Sales Charge Imposed on Purchases of Shares                                                      None
  Sales Charges Imposed on Reinvested Distributions                                                None
  Fees to Exchange Shares                                                                          None
  Range of Declining Contingent Deferred Sales Charges Imposed on Redemption
    during the First Seven Years (as a percentage of redemption proceeds
    exclusive of all reinvestments and capital appreciation in the account)                  5.00% - 0%

  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
-------------------------------------------------------------------------------------------------------
  Management Fees (including management fees paid by the Fund and investment advisory and administration fees paid by the Portfolio of 0.25%, 0.75% and
    0.25%, respectively)                                                                          1.25%
  Rule 12b-1 Distribution (and Service) Fees                                                      0.75%
  Other Expenses                                                                                  0.75%
                                                                                                  ----
      Total Operating Expenses                                                                    2.75%
                                                                                                  ====

  EXAMPLE                                                                        1 YEAR         3 YEARS
  -----------------------------------------------------------------------------------------------------
  An investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b)
  redemption at the end of each period:                                            $78           $125
  An investor would pay the following expenses on the same investment,
  assuming (a) 5% annual return and (b) no redemptions:                            $28           $ 85

NOTES:
The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. The Investment Adviser Fee and Other Expenses set out in the table and the information in the Example is estimated, since the Fund is only recently organized. The Fund invests exclusively in the Portfolio. The Trustees believe the aggregate per share expenses of the Fund and the Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Trust retained the services of an investment adviser for the Fund and the Fund's assets were invested directly in the type of securities being held by the Portfolio.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of both the Fund and the Portfolio see "Organization of the Fund and the Portfolio", "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares." A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan".

No contingent deferred sales charge is imposed on (a) shares purchased more than six years prior to the redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for one or more other funds listed under "The Eaton Vance Exchange Privilege".

Other investment companies and investors with different distribution arrangements are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".


INVESTMENT OPPORTUNITIES IN THE ASIAN REGION
-------------------------------------------------------------------------------
Over the past 20 years the performance of the major Asian securities markets has generally been better than that of markets in Europe and the United
States. In the past five years, the newly emerging securities markets of the Asian Region have demonstrated significant growth in market capitalization, in numbers of listed securities and in the volume of transactions. Over the same period, the underlying economies of the region have grown against a background of the high savings rates characteristic of many Asian societies and generally moderate inflation. There is continuing economic integration among the countries in the Asian Region.

ASIAN SMALL COMPANIES ARE AN ATTRACTIVE INVESTMENT OPPORTUNITY. Although Asian securities markets have become progressively more accessible to U.S. investors through either direct investment or through Asian (or Pacific Basin) investment companies, obstacles to investing in smaller companies have remained. Information to research these companies is not easily obtainable. The Adviser is strategically located in Hong Kong and has substantial experience with Asian small companies. Also, in many existing Asian mutual funds, only a small portion of the portfolio is invested in smaller companies. The Adviser believes that soundly managed smaller companies in the Asian Region are well positioned to take advantage of the rapid changes in the underlying economic and social structures that have been taking place over the past decade. Smaller companies are generally able to react swiftly to changing trading conditions and the Adviser believes that such companies offer the potential for high capital growth rates, particularly in a period of economic recovery. The Adviser believes that smaller Asian Companies offering superior returns exist in newly created industries, as well as more traditional economic sectors in expanding markets.

See Appendix A to the Statement of Additional Information for further information about the economic characteristics of and risks associated with investing in Asian Region countries.


THE FUND'S INVESTMENT OBJECTIVE
------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CAPITAL GROWTH. The Fund seeks to meet its investment objective by investing its assets in the Asian Small Companies Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in equity securities of smaller companies based in Asia. Most of the Portfolio's assets will be invested in securities markets in the Asian region, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. (collectively, the "Asian Region").

The Fund is intended for long-term investors and is not intended to be a complete investment program. A prospective investor should take into account personal objectives and other investments when considering the purchase of Fund shares. The Fund cannot assure achievement of its investment objective. See "How the Fund and the Portfolio Invest their Assets" for further information. The investment objective of the Fund and the Portfolio are nonfundamental. See "Organization of the Fund and the Portfolio -- Special Information on the Fund/Portfolio Investment Structure" for further information. Asian Region investments may offer higher potential for gains and losses than investments in the United States. See "Special Investment Methods and Risk Factors" for further information.


HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS
------------------------------------------------------------------------------
THE PORTFOLIO SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH INVESTING IN A CAREFULLY SELECTED AND CONTINUOUSLY MANAGED PORTFOLIO CONSISTING PRIMARILY OF EQUITY SECURITIES OF SMALLER COMPANIES BASED IN ASIA. Most of the Portfolio's assets will be invested in Asian securities markets. The Adviser will consider companies that it believes have all or most of the following characteristics: sound and well-established management; producers of goods or services for which a clear, continuing and long-term demand can be identified within the context of national, regional and global development; a history of earnings growth; financial strength; a consistent or progressive dividend policy; and under valued securities.

The Portfolio will, under normal market conditions, invest at least 65% of its total assets in equity securities of Asian small companies. Such companies will (a) have a market capitalization equivalent to less than $600 million and
(b) be located in or have securities which are principally traded in an Asian Region country. Such securities are typically listed on stock exchanges or traded in the over-the-counter markets in countries in the Asian Region. In addition, the Portfolio may invest up to 10% of its total assets in direct investments. The principal offices of these companies, however, may be located outside these countries. The Portfolio may invest 25% or more of its total assets in the securities of issuers located in any one country, and may retain securities of a company with market capitalization that grows over the $600 million level.

Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict the ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; and other convertible investment grade debt instruments. A debt security is investment grade if it is rated BBB or above by Standard & Poor's Ratings Group ("S&P") or Baa or above by Moody's Investors Service, Inc. ("Moody's") or determined to be of comparable quality by the Adviser. Debt securities rated BBB by S&P or Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The Portfolio will consider disposition of any convertible debt instrument which is rated or determined by the Adviser to be below investment grade subsequent to acquisition by the Portfolio.

In addition to its investments in equity securities, the Portfolio may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. The Portfolio will not, under normal market conditions, invest more than 35% of its total assets in equity securities other than Asian small company investments, warrants, options on securities and indices, options on currency, futures contracts and options on futures, forward foreign currency exchange contracts, currency swaps and any other non-equity investments. See "Special Investment Methods and Risk Factors" below and the Fund's Statement of Additional Information for a description of certain active management techniques available to the Portfolio. The Portfolio will not invest in debt securities, other than investment grade convertible debt instruments.

The Portfolio may, for temporary defensive purposes, invest some or all of its total assets in debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments denominated in U.S. dollars or a foreign currency.


SPECIAL INVESTMENT METHODS AND RISK FACTORS
------------------------------------------------------------------------------
INVESTING IN FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Because investment in Asian companies will usually involve currencies of foreign countries, the value of assets of the Portfolio as measured by U.S. dollars may be adversely affected by changes in currency exchange rates. Such rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays.

More than 25% of the Portfolio's total assets, adjusted to reflect currency transactions and positions, may be denominated in any single currency. Concentration in a particular currency will increase the Portfolio's exposure to adverse developments affecting the value of such currency. An issuer of securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the securities are denominated.

Since the Portfolio will, under normal market conditions, invest at least 65% of its total assets in small companies based in Asia, its investment performance will be especially affected by events affecting Asian Region companies. The value and liquidity of investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Asian Region or neighboring regions. The extent of economic development, political stability and market depth of different countries in the Asian Region varies widely. Certain countries, including China, Indonesia, Malaysia, the Philippines and Thailand, are either comparatively underdeveloped or in the process of becoming developed. Asian investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, such as Japan, developing countries may have relatively unstable governments and economies based on only a few industries. Given the Portfolio's investments, the Portfolio will likely be particularly sensitive to changes in the economies of such countries as the result of any reversals of economic liberalization, political unrest or changes in trading status.

SECURITIES TRADING MARKETS. The securities markets in the Asian Region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities. Similarly, volume and liquidity in the bond markets in the Asian Region are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of these securities markets may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, Asian Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities. All of these risks are heightened when securities of smaller companies are involved.

The stock markets in the Asian Region are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in these countries are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. Securities settlements in some countries, such as India, are subject to the risk of loss.

ASIAN COUNTRY CONSIDERATIONS. Political and economic structures in many Asian countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolio's investments in those countries and the availability to the Portfolio of additional investments in those countries.

The laws of countries in the region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgement in the courts of these countries than it is in the United States. Monsoons and natural disasters also can affect the value of Portfolio investments.

Economies of countries in the Asian Region may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of many countries in the Asian Region are affected by developments in the economies of their principal trading partners. For example revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong.

The Fund and the Portfolio each intend to conduct its respective affairs in such a manner to avoid taxation. Nevertheless, certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that in the future the Portfolio will be able to repatriate its income, gains or initial capital from these countries.

DIRECT INVESTMENTS AND SMALLER COMPANIES. The Portfolio may invest up to 10% of its total assets in direct investments in smaller companies based in Asia. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Portfolio will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Portfolio with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Portfolio's investment in the enterprise. Such a representative of the Portfolio will be expected to provide the Portfolio with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

The Portfolio's investments will include investments in smaller, less seasoned companies for which there is less publicly available information than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Investments in smaller companies may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for some of these investments, the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Portfolio. Furthermore, issuers whose securities are not publicly traded may not be subject to investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. In addition, in the event the Portfolio sells unlisted securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities.

OTHER INVESTMENT PRACTICES. The Portfolio may engage in the following investment practices, some of which may derive their value from another instrument, security or index. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates, the inability to close out a position or default by the counterparty. The loss on derivative instruments (other than purchased options) may exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the Adviser's use of derivative instruments will be advantageous to the Portfolio.

The Portfolio may purchase call and put options on any securities in which the Portfolio may invest or options on any securities index composed of securities in which the Portfolio may invest. The Portfolio does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Portfolio, would be subject to such options. The Portfolio does not intend to purchase an option on any security if, after such transaction, more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by the Portfolio, would be so invested.

To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.

The Portfolio may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Portfolio's performance will be adversely affected.

LENDING OF PORTFOLIO SECURITIES. The Portfolio may seek to earn additional income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Adviser to be of sufficiently creditworthy and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss.

OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the Adviser or the Manager that have the characteristics of closed-end investment companies. The Portfolio may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to he advisory fee paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets and, accordingly, such securities can trade at a discount from their net asset values.

PORTFOLIO TURNOVER. While it is the policy of the Portfolio to seek long-term capital appreciation, and generally not to engage in trading for short-term gains, the Portfolio will effect portfolio transactions without regard to its holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry, or in light of general market, economic or political conditions. Accordingly, the Portfolio may engage in short-term trading under such circumstances. Portfolio expenses increase with turnover of securities. It is anticipated that the annual portfolio turnover rate of the Portfolio will be not more than 100%.

CERTAIN INVESTMENT POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote, respectively. Among these fundamental restrictions, neither the Fund nor the Portfolio may
(1) borrow money except as permitted by the Investment Company Act of 1940 (the "1940 Act"); (2) purchase any securities on margin (but the Fund and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or (3) with respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. Investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy the Portfolio will not invest 25% or more of its total assets in the securities of issuers in any one industry.

Except for the fundamental investment restrictions and policies specifically identified above and those enumerated in the Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. If any changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund.

As a matter of nonfundamental policy, neither the Fund nor the Portfolio (i) may purchase any securities if, at the time of such purchase, permitted borrowings exceed 5% of the value of its total assets, or (ii) may invest more than 15% of its net assets in over-the-counter options, repurchase agreements maturing in more than seven days and other illiquid securities.

Under the 1940 Act and the rules promulgated thereunder, the Portfolio's investments in the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities is limited to 5% of any class of the issuer's equity securities and 10% of the outstanding principal amount of the issuer's debt securities, provided that the Portfolio's aggregate investments in the securities of any such issuer do not exceed 5% of the Portfolio's total assets. Some of the companies available for investment in the Asian Region, including enterprises being privatized by such countries, may be financial services businesses that engage in securities-related activities. The Portfolio's ability to invest in such enterprises may thus be limited.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED, AND IS THE SUCCESSOR TO A MASSACHUSETTS CORPORATION WHICH COMMENCED ITS INVESTMENT COMPANY OPERATIONS IN 1954. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Fund) it is known as a "series company". Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio (although the Fund may temporarily hold a de minimus amount of cash), which is a separate investment company with an identical investment objective. Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolio, see "The Fund's Investment Objective", "How the Fund and the Portfolio Invest their Assets" and "Special Investment Methods and Risk Factors." Further information regarding investment practices may be found in the Statement of Additional Information.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Any such change of the investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of the Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares". In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

Information regarding the availability of other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110 (617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

Until 1992, the Manager sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.

The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of such Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of the Portfolio are the same. Such procedures require each Board to take actions to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of each of the Trust and the Portfolio, see the Statement of Additional Information.



MANAGEMENT OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
EATON VANCE MANAGEMENT ("EATON VANCE") ACTS AS THE SPONSOR AND MANAGER OF THE FUND AND THE ADMINISTRATOR OF THE PORTFOLIO. THE PORTFOLIO HAS ENGAGED LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED (THE "ADVISER") AS ITS INVESTMENT ADVISER. The Adviser, acting under the general supervision of the Portfolio's Trustees, manages the Portfolio's investments and affairs. The Portfolio is co-managed by Robert Lloyd George and Scobie Dickinson Ward.

The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the "Commission"). The Adviser is a subsidiary of Lloyd George Management (B.V.I.) Limited ("LGM"). LGM and its subsidiaries act as investment adviser to various individual and institutional clients with total assets under management of more than $1 billion. Eaton Vance's parent, Eaton Vance Corp., owns 24% of the Class A shares issued by LGM.

LGM was established in 1991 to provide investment management services with respect to equity securities of companies trading in Asian securities markets, especially those of emerging markets. LGM currently manages Pacific Basin and Asian portfolios for both private clients and institutional investors seeking long-term capital growth. LGM's core investment team consists of nine experienced investment professionals, based in Hong Kong, who have worked together over a number of years successfully managing client portfolios in Pacific Basin and Asian stock markets. LGM also has offices in Bombay, India and London, England. The team has a unique knowledge of, and experience with, Pacific Basin and Asian emerging markets. LGM is ultimately controlled by the Hon. Robert J.D. Lloyd George, President and Trustee of the Portfolio and Chairman and Chief Executive Officer of the Adviser. LGM's only activity is portfolio management.

LGM and the Adviser have adopted a disciplined management style, providing a blend of Asian and multinational expertise with the most rigorous international standards of fundamental security analysis. Although focused primarily in Asia, LGM and the Adviser maintain a network of international contacts in order to monitor international economic and stock market trends and offer clients a global management service.

THE HONOURABLE ROBERT LLOYD GEORGE. Chairman. Born in London in 1952 and educated at Eton College, where he was a King's Scholar, and at Oxford University. Prior to founding LGM, Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services Ltd. Previously, he spent four years with Fiduciary Trust Company of New York researching international securities, in the United States and Europe, for the United Nations Pension Fund. Mr. Lloyd George is the author of numerous published articles and three books -- "A Guide to Asian Stock Markets" (Longmans, Hong Kong, 1989), "The East West Pendulum" (Woodhead - Faulkner, Cambridge, 1991) and "North South -- an Emerging Markets Handbook" (Probus, England, 1994).

WILLIAM WALTER RALEIGH KERR. Finance Director and Chief Operating
Officer. Born in 1950 and educated at Ampleforth and Oxford. Mr. Kerr qualified as a Chartered Accountant at Thomson McLintock & Co. before joining The Oldham Estate Company plc as Financial Controller. Prior to joining LGM, Mr. Kerr was a Director of Banque Indosuez's corporate finance subsidiary, Financiere Indosuez Limited, in London. Prior to that Mr. Kerr worked for First Chicago Limited.

SCOBIE DICKINSON WARD. Director. Born in 1966 and a cum laude graduate of both Phillips Academy Andover, and Harvard College. Mr. Ward joined Indosuez Asia Investment Services in 1989, where he managed the $100 million Himalayan Fund, and the Indosuez Tasman Fund, investing in Australia and New Zealand. Messrs. Ward and Lloyd George manage Eaton Vance's Emerging Markets Portfolio and South Asia Portfolio (which invests in India and the Indian subcontinent).

M. F. TANG. Director. Born in 1946 and educated in Hong Kong. Mr. Tang is a Fellow of the Chartered Association of Certified Accountants. Mr. Tang joined LGM having worked for Australian Mutual Provident Society in Sydney where he was a Portfolio Manager responsible for Asian Equities. Prior thereto Mr. Tang worked for Barclays Australia Investment Services Ltd. From 1978 to 1986 Mr. Tang worked for Barings International Investment Management and prior to that he spent six years with Peat Marwick Mitchell & Co. Mr. Tang is fluent in the Cantonese and Mandarin dialects of the Chinese language.

PAMELA CHAN. Director. Born in Hong Kong in 1957 and graduated from Mills College in Oakland, California. She was an investment executive for Jardine Fleming from 1982-1984 before moving to Australia where she worked as a Fund Manager for Rothschild and Aetna. She joined Sun Life Assurance Society PLC in England in 1987 where she was the head of South East Asian Equities and a Director. She joined LGM in April 1994 where she is a portfolio manager and a member of the Pension Management Committee.

ADALINE MANG-YEE KO. Director. Born in 1943 and educated at University of Birmingham, England and at London Business School where she received her MBA. Ms. Ko has over 13 years experience working with Far East Asian equities. From 1982-1988, she worked at Save & Prosper Group Ltd. as an investment manager. In 1988, Ms. Ko transferred to Robert Fleming & Co. Ltd. In 1990, she was promoted to Director of Fleming Investment Management Ltd. In 1992, she was promoted to Head of the Pacific Region Portfolios Group where she supervised a team of 5 with responsibility for over $1.5 billion in assets under management. Ms. Ko joined LGM in 1995.

Under its investment advisory agreement with the Portfolio, the Adviser receives a monthly advisory fee of 0.0625% (equivalent to 0.75% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million.

The Adviser also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. The Adviser places the portfolio securities transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, the Adviser may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions.

EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931. EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties. Eaton Vance Corp. also owns 24% of the Class A shares issued by LGM.

Eaton Vance, acting under the general supervision of the Boards of Trustees of the Trust and the Portfolio, manages and administers the business affairs of the Fund and the Portfolio. Eaton Vance's services include monitoring and providing reports to the Trustees of the Trust and the Portfolio concerning the investment performance achieved by the Adviser for the Portfolio, recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the transfer agent of the Fund and the custodian of the Portfolio, providing assistance in connection with Trustees' and shareholders' meetings and other management and administrative services necessary to conduct the business of the Fund and the Portfolio. Eaton Vance does not provide any investment management or advisory services to the Portfolio or the Fund. Eaton Vance also furnishes for the use of the Fund and the Portfolio office space and all necessary office facilities, equipment and personnel for managing and administering the business affairs of the Fund and the Portfolio.

Under its management contract with the Fund, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Fund up to $500 million, which fee declines at intervals above $500 million. In addition, under its administration agreement with the Portfolio, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. The combined advisory, management and administration fees payable by the Fund and the Portfolio are higher than similar fees charged by most other investment companies.

The Fund and the Portfolio, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by the Adviser under the investment advisory agreement, by Eaton Vance under the management contract or the administration agreement or by EVD under the distribution agreement. Such costs and expenses to be borne by the Portfolio and the Fund, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and governmental fees; expenses of reporting to shareholders and investors; proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with the Adviser or Eaton Vance; and investment advisory, management and administration fees. The Portfolio or the Fund, as the case may be, will also each bear expenses incurred in connection with litigation in which the Portfolio or the Fund, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.

DISTRIBUTION PLAN
------------------------------------------------------------------------------
THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter (i) sales commissions equal to 5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial services firm (an "Authorized Firm") at the time of sale equal to 4% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from the Fund pursuant to the Plan.

THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Accordingly, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter and all amounts theretofore paid to the Principal Underwriter by the Adviser in consideration of the former's distribution efforts. The Eaton Vance organization may be considered to have realized a profit under the Fund's Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund, pursuant to the Plan and from the Adviser in consideration of the distribution efforts, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.

THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% per annum of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. The Fund expects to begin accruing for its service fee payments during the quarter ending June 30, 1997.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

Distribution of Fund shares by the Principal Underwriter will also be encouraged by the payment by the Adviser to the Principal Underwriter of amounts equivalent to .15% of the Fund's annual average daily net assets. Such payments will be made from the Adviser's own resources, not Fund assets. The aggregate amounts of such payments are a deduction in calculating the outstanding Uncovered Distribution Charges of the Principal Underwriter under the Plan and, therefore, will benefit Fund shareholders when such charges exist. Such payments will be made in consideration of the Principal Underwriter's distribution efforts.

The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
------------------------------------------------------------------------------
THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT") (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio, with special provisions for valuing debt obligations, short-term investments, foreign securities, direct investments, hedging instruments and assets not having readily available market quotations, if any. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
------------------------------------------------------------------------------
SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

In connection with employee benefit or other continuous group purchase plans under which the average initial purchase by a participant of the plan is $1,000 or more, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below under "How to Redeem Fund Shares."

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Manager, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Marathon Asian Small Companies Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Marathon Asian Small Companies Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.

  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
------------------------------------------------------------------------------
A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MA 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner
(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request by First Data Investor Services Group, the Fund will make payment in cash for the net asset value of the shares as of the date determined above and reduced by the amount of any applicable contingent deferred sales charge (described below), and any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first six years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge. A contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than six years prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions and (c) the increase, if any, in value of all other shares in the account (namely those purchased within the six years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions will be made in accordance with the following schedule:

                                                                  CONTINGENT
                                                                   DEFERRED
  YEAR OF REDEMPTION AFTER PURCHASE                              SALES CHARGE
  -----------------------------------------------------------------------------
  First or Second                                                     5%
  Third                                                               4%
  Fourth                                                              3%
  Fifth                                                               2%
  Sixth                                                               1%
  Seventh and following                                               0%

In calculating the contingent deferred sales charge upon the redemption of shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege", the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of exchanged shares.

No contingent deferred sales charge will be imposed on shares of the Fund which have been sold to Eaton Vance, its affiliates, or to their respective employees or clients. The contingent deferred sales charge will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required distribution from a tax-sheltered retirement plan or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required). The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. See "Distribution Plan".

  THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CONTINGENT DEFERRED SALES CHARGE. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF THE FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DIVIDENDS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT INCURRING A CONTINGENT DEFERRED SALES CHARGE. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CHARGE WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 5% BECAUSE THE REDEMPTION WAS MADE IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $50.

REPORTS TO SHAREHOLDERS
-------------------------------------------------------------------------------
THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish its shareholders with information necessary for preparing federal and state income tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
-------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S
TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE TO First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may also be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.

Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash and capital gains will be reinvested in additional shares.

Cash Option  -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.


THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------
Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (except Eaton Vance Prime Rate Reserves) or Eaton Vance Money Market Fund, which are distributed with a contingent deferred sales charge, on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in states where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon the redemption of shares acquired in an exchange, the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. For the contingent deferred sales charge schedule applicable to the Eaton Vance Marathon Group of Funds (except EV Marathon Strategic Income Fund and Class I shares of any EV Marathon Limited Maturity Fund), see "How to Redeem Fund Shares." The contingent deferred sales charge schedule applicable to EV Marathon Strategic Income Fund and Class I shares of any EV Marathon Limited Maturity Fund is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

Shares of other funds in the Eaton Vance Marathon Group of Funds and shares of Eaton Vance Money Market Fund may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the EV Marathon Asian Small Companies Fund may be mailed directly to First Data Investor Services Group BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REPURCHASED OR REDEEMED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption), some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

    -- Pension and Profit Sharing Plans for self-employed individuals, corporations and nonprofit organizations;

    -- Individual Retirement Account Plans for individuals and their non-employed spouses; and

    -- 403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other nonprofit organizations meeting certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares.


DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
DISTRIBUTIONS. It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and (B) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years).

Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the record date.

The Fund's investment income consists of the Fund's allocated share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. The Portfolio's net investment income consists of all income accrued on the Portfolio's assets, less all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. The Fund's net realized capital gains, if any, consist of the net realized capital gains (if any) allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers.

TAXES. Distributions by the Fund which are derived from the Fund's allocated share of the Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions will generally not qualify for the dividends-received deduction for corporate shareholders. The Fund anticipates that for Federal tax purposes the entire distribution will constitute ordinary income to the shareholders. Shareholders reinvesting such distributions should treat the entire amount of the distribution as the tax basis of the additional shares acquired by reason of such reinvestment.

Capital gains referred to in clause (B) above, if any, realized by the Portfolio and allocated to the Fund for the Fund's fiscal year, which ends on August 31, will usually be distributed by the Fund prior to the end of December. Distributions by the Fund of long-term capital gains allocated to the Fund by the Portfolio are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares of the Fund, regardless of the length of time Fund shares have been owned by the shareholder.

If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Portfolio's activities in options, futures and forward foreign currency exchange transactions or certain other investments.

Certain distributions which are declared by the Fund in October, November or December and paid the following January will be reportable by shareholders as if received on December 31 of the year in which they are declared.

The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes.

Income (possibly including, in some cases, capital gains) realized by the Portfolio from certain instruments and allocated to the Fund may be subject to foreign income taxes, and the Fund may make an election under Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treated as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio's assets, at the close of the Fund's taxable year consists of securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the shareholder's proportionate share of such taxes. Availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations under the Code.

Shareholders will receive annually one or more Forms 1099 to assist in the preparation of their federal and state income tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Fund's Transfer Agent.

PERFORMANCE INFORMATION
------------------------------------------------------------------------------
FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN. The Fund's average annual total return is determined by multiplying a hypothetical initial purchase of $1,000 invested at the maximum public offering price (net asset value) by the average annual compounded rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any contingent deferred sales charge at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time. The Fund may use such total return figures, together with comparisons with the Consumer Price Index, various domestic and foreign securities indices and performance studies prepared by independent organizations, in advertisements and in information furnished to present or prospective shareholders. The Fund may also quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.

The Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's total return may be in any future period. The Fund's investment results are based on many factors, including market conditions, the composition of the security holdings of the Portfolio and the operating expenses of the Fund and the Portfolio. Investment results also often reflect the risks associated with the particular investment objective and policies of the Fund and the Portfolio. Among others, these factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

[LOGO]
EATON VANCE
-----------------
     Mutual Funds




EV MARATHON
ASIAN SMALL
COMPANIES FUND





PROSPECTUS
APRIL 17, 1996





EV MARATHON ASIAN
SMALL COMPANIES FUND
24 FEDERAL STREET
BOSTON, MA 02110



--------------------------------------------------------------------------------
SPONSOR AND MANAGER OF EV MARATHON ASIAN SMALL COMPANIES FUND
Administrator of Asian Small Companies Portfolio
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

ADVISER OF ASIAN SMALL COMPANIES PORTFOLIO
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                         M-CGP

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS

                                EV TRADITIONAL
                          ASIAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
EV TRADITIONAL ASIAN SMALL COMPANIES FUND (THE "FUND") IS A MUTUAL FUND SEEKING CAPITAL GROWTH THROUGH PURCHASE OF AN INTEREST IN A SEPARATE INVESTMENT COMPANY WHICH INVESTS IN SECURITIES OF SMALLER COMPANIES BASED IN ASIA. ACCORDINGLY, THE FUND INVESTS ITS ASSETS IN ASIAN SMALL COMPANIES PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. MOST OF THE PORTFOLIO WILL BE INVESTED IN ASIAN SECURITIES MARKETS, INCLUDING THOSE OF AUSTRALIA, CHINA, HONG KONG, INDIA, INDONESIA, JAPAN, MALAYSIA, PAKISTAN, THE PHILIPPINES, SINGAPORE, SOUTH KOREA, SRI LANKA, TAIWAN AND THAILAND. THE FUND IS A SEPARATE SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated April 17, 1996 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The sponsor and manager of the Fund and the administrator of the Portfolio is Eaton Vance Management, 24 Federal Street, Boston, MA 02110 (the "Manager"). The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited (the "Adviser"). The principal business address of the Adviser is 3808 One Exchange Square, Central, Hong Kong.
------------------------------------------------------------------------------
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                                                    PAGE                                                   PAGE
Shareholder and Fund Expenses ......................   2   How to Buy Fund Shares .........................  13
Investment Opportunities in the Asian Region .......   3   How to Redeem Fund Shares.......................  15
The Fund's Investment Objective ....................   3   Reports to Shareholders ........................  16
How the Fund and the Portfolio Invest their Assets .   3   The Lifetime Investing Account/Distribution
Special Investment Methods and Risk Factors ........   4     Options ......................................  16
Organization of the Fund and the Portfolio .........   8   The Eaton Vance Exchange Privilege .............  17
Management of the Fund and the Portfolio ...........  10   Eaton Vance Shareholder Services ...............  18
Distribution Plan ..................................  12   Distributions and Taxes ........................  19
Valuing Fund Shares ................................  12   Performance Information ........................  20

------------------------------------------------------------------------------
                      PROSPECTUS DATED APRIL 17, 1996
[RED HERRING LEGEND]
INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

SHAREHOLDER AND FUND EXPENSES
------------------------------------------------------------------------------

  SHAREHOLDER TRANSACTION EXPENSES
  -------------------------------------------------------------------------------------------------------
  Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                     4.75%
  Sales Charges Imposed on Reinvested Distributions                                                  None
  Fees to Exchange Shares                                                                            None

  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES  (as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------------
  Management Fees (including management fees paid by the Fund and investment advisory and administration fees paid by the Portfolio of 0.25%, 0.75% and
    0.25%, respectively)                                                                            1.25%
  Rule 12b-1 Distribution (and Service) Fees                                                        0.50%
  Other Expenses                                                                                    0.75%
                                                                                                    ----
      Total Operating Expenses                                                                      2.50%
                                                                                                    ====


  EXAMPLE                                                                             1 YEAR       3 YEARS
                                                                                      ------       -------
  An investor would pay the following maximum initial sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end
  of each period:                                                                      $72           $122

NOTES:

The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. The Investment Adviser Fee and Other Expenses set out in the table and the information in the Example is estimated, since the Fund is only recently organized. The Fund invests exclusively in the Portfolio. The Trustees believe that the aggregate per share expenses of the Fund and the Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Trust retained the services of an investment adviser for the Fund and the Fund's assets were invested directly in the type of securities being held by the Portfolio.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of both the Fund and the Portfolio see "Organization of the Fund and the Portfolio", "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares". A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan".

If shares were purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a contingent deferred sales charge of 0.50% will be imposed on such redemption. See "How to Buy Fund Shares", "How to Redeem Fund Shares" and "Eaton Vance Shareholder Services". Other investment companies and investors with different distribution arrangements are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

INVESTMENT OPPORTUNITIES IN THE ASIAN REGION
--------------------------------------------------------------------------------
Over the past 20 years the performance of the major Asian securities markets has generally been better than that of markets in Europe and the United States. In the past five years, the newly emerging securities markets of the Asian Region have demonstrated significant growth in market capitalization, in numbers of listed securities and in the volume of transactions. Over the same period, the underlying economies of the region have grown against a background of the high savings rates characteristic of many Asian societies and generally moderate inflation. There is continuing economic integration among the countries in the Asian Region.

ASIAN SMALL COMPANIES ARE AN ATTRACTIVE INVESTMENT OPPORTUNITY. Although Asian securities markets have become progressively more accessible to U.S. investors through either direct investment or through Asian (or Pacific Basin) investment companies, obstacles to investing in smaller companies have remained. Information to research these companies is not easily obtainable. The Adviser is strategically located in Hong Kong and has substantial experience with Asian small companies. Also, in many existing Asian mutual funds, only a small portion of the portfolio is invested in smaller companies. The Adviser believes that soundly managed smaller companies in the Asian Region are well positioned to take advantage of the rapid changes in the underlying economic and social structures that have been taking place over the past decade. Smaller companies are generally able to react swiftly to changing trading conditions and the Adviser believes that such companies offer the potential for high capital growth rates, particularly in a period of economic recovery. The Adviser believes that smaller Asian companies offering superior returns exist in newly created industries, as well as more traditional economic sectors in expanding markets.

See Appendix A to the Statement of Additional Information for further information about the economic characteristics of and risks associated with investing in Asian Region countries.


THE FUND'S INVESTMENT OBJECTIVE
------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CAPITAL GROWTH. The Fund seeks to meet its investment objective by investing its assets in the Asian Small Companies Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in equity securities of smaller companies based in Asia. Most of the Portfolio's assets will be invested in securities markets in the Asian region, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand (collectively, the "Asian Region").

The Fund is intended for long-term investors and is not intended to be a complete investment program. A prospective investor should take into account personal objectives and other investments when considering the purchase of Fund shares. The Fund cannot assure achievement of its investment objective. See "How the Fund and the Portfolio Invest their Assets" for further information. The investment objective of the Fund and the Portfolio are nonfundamental. See "Organization of the Fund and the Portfolio -- Special Information on the Fund/Portfolio Investment Structure" for further information. Asian Region investments may offer higher potential for gains and losses than investments in the United States. See "Special Investment Methods and Risk Factors" for further information.


HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS
------------------------------------------------------------------------------
THE PORTFOLIO SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH INVESTING IN A CAREFULLY SELECTED AND CONTINUOUSLY MANAGED PORTFOLIO CONSISTING PRIMARILY OF EQUITY SECURITIES OF SMALLER COMPANIES BASED IN ASIA. Most of the Portfolio's assets will be invested in Asian securities markets. The Adviser will consider companies that it believes have all or most of the following characteristics: sound and well-established management; producers of goods or services for which a clear, continuing and long-term demand can be identified within the context of national, regional and global development; a history of earnings growth; financial strength; a consistent or progressive dividend policy; and undervalued securities.

The Portfolio will, under normal market conditions, invest at least 65% of its total assets in equity securities of Asian small companies. Such companies will
(a) have a market capitalization equivalent to less than $600 million and (b) be located in or have securities which are principally traded in an Asian Region country. Such securities are typically listed on stock exchanges or traded in the over-the-counter markets in countries in the Asian Region. In addition, the Portfolio may invest up to 10% of its total assets in direct investments. The principal offices of these companies, however, may be located outside these countries. The Portfolio may invest 25% or more of its total assets in the securities of issuers located in any one country, and may retain securities of a company with market capitalization that grows over the $600 million level.

Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict the ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; and other convertible investment grade debt instruments. A debt security is investment grade if it is rated BBB or above by Standard & Poor's Ratings Group ("S&P") or Baa or above by Moody's Investors Service, Inc. ("Moody's") or determined to be of comparable quality by the Adviser. Debt securities rated BBB by S&P or Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The Portfolio will consider disposition of any convertible debt instrument which is rated or determined by the Adviser to be below investment grade subsequent to acquisition by the Portfolio.

In addition to its investments in equity securities, the Portfolio may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. The Portfolio will not, under normal market conditions, invest more than 35% of its total assets in equity securities other than Asian small company investments, warrants, options on securities and indices, options on currency, futures contracts and options on futures, forward foreign currency exchange contracts, currency swaps and any other non-equity investments. See "Special Investment Methods and Risk Factors" below and the Fund's Statement of Additional Information for a description of certain active management techniques available to the Portfolio. The Portfolio will not invest in debt securities, other than investment grade convertible debt instruments.

The Portfolio may, for temporary defensive purposes, invest some or all of its total assets in debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments denominated in U.S. dollars or a foreign currency.


SPECIAL INVESTMENT METHODS AND RISK FACTORS
------------------------------------------------------------------------------
INVESTING IN FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Because investment in Asian companies will usually involve currencies of foreign countries, the value of assets of the Portfolio as measured by U.S. dollars may be adversely affected by changes in currency exchange rates. Such rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays.

More than 25% of the Portfolio's total assets, adjusted to reflect currency transactions and positions, may be denominated in any single currency. Concentration in a particular currency will increase the Portfolio's exposure to adverse developments affecting the value of such currency. An issuer of securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the securities are denominated.

Since the Portfolio will, under normal market conditions, invest at least 65% of its total assets in small companies based in Asia, its investment performance will be especially affected by events affecting Asian Region companies. The value and liquidity of investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Asian Region or neighboring regions. The extent of economic development, political stability and market depth of different countries in the Asian Region varies widely. Certain countries, including China, Indonesia, Malaysia, the Philippines and Thailand, are either comparatively underdeveloped or in the process of becoming developed. Asian investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, such as Japan, developing countries may have relatively unstable governments and economies based on only a few industries. Given the Portfolio's investments, the Portfolio will likely be particularly sensitive to changes in the economies of such countries as the result of any reversals of economic liberalization, political unrest or changes in trading status.

SECURITIES TRADING MARKETS. The securities markets in the Asian Region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities. Similarly, volume and liquidity in the bond markets in the Asian Region are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of these securities markets may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, Asian Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities. All of these risks are heightened when securities of smaller companies are involved.

The stock markets in the Asian Region are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in these countries are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. Securities settlements in some countries, such as India, are subject to the risk of loss.

ASIAN COUNTRY CONSIDERATIONS. Political and economic structures in many Asian countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolio's investments in those countries and the availability to the Portfolio of additional investments in those countries.

The laws of countries in the region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgement in the courts of these countries than it is in the United States. Monsoons and natural disasters also can affect the value of Portfolio investments.

Economies of countries in the Asian Region may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of many countries in the Asian Region are affected by developments in the economies of their principal trading partners. For example, revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong.

The Fund and the Portfolio each intend to conduct its respective affairs in such a manner to avoid taxation. Nevertheless, certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that in the future the Portfolio will be able to repatriate its income, gains or initial capital from these countries.

DIRECT INVESTMENTS AND SMALLER COMPANIES. The Portfolio may invest up to 10% of its total assets in direct investments in smaller companies based in Asia. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Portfolio will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Portfolio with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Portfolio's investment in the enterprise. Such a representative of the Portfolio will be expected to provide the Portfolio with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

The Portfolio's investments will include investments in smaller, less seasoned companies for which there is less publicly available information than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Investments in smaller companies may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for some of these investments, the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Portfolio. Furthermore, issuers whose securities are not publicly traded may not be subject to investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. In addition, in the event the Portfolio sells unlisted securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities.


OTHER INVESTMENT PRACTICES. The Portfolio may engage in the following investment practices, some of which may derive their value from another instrument, security or index. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates, the inability to close out a position or default by the counterparty. The loss on derivative instruments (other than purchased options) may exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the Adviser's use of derivative instruments will be advantageous to the Portfolio.

The Portfolio may purchase call and put options on any securities in which the Portfolio may invest or options on any securities index composed of securities in which the Portfolio may invest. The Portfolio does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Portfolio, would be subject to such options. The Portfolio does not intend to purchase an option on any security if, after such transaction, more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by the Portfolio, would be so invested.

To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.

The Portfolio may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Portfolio's performance will be adversely affected.

LENDING OF PORTFOLIO SECURITIES. The Portfolio may seek to earn additional income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Adviser to be sufficiently creditworthy and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss.

OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the Adviser or the Manager that have the characteristics of closed-end investment companies. The Portfolio may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets and, accordingly, such securities can trade at a discount from their net asset values.

PORTFOLIO TURNOVER. While it is the policy of the Portfolio to seek long-term capital appreciation, and generally not to engage in trading for short-term gains, the Portfolio will effect portfolio transactions without regard to its holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry, or in light of general market, economic or political conditions. Accordingly, the Portfolio may engage in short-term trading under such circumstances. Portfolio expenses increase with turnover of securities. It is anticipated that the annual portfolio turnover rate of the Portfolio will be not more than 100%.

CERTAIN INVESTMENT POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote, respectively. Among these fundamental restrictions, neither the Fund nor the Portfolio may (1) borrow money except as permitted by the Investment Company Act of 1940 (the "1940 Act"); (2) purchase any securities on margin (but the Fund and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or (3) with respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. Investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy the Portfolio will not invest 25% or more of its total assets in the securities of issuers in any one industry.

Except for the fundamental investment restrictions and policies specifically identified above and those enumerated in the Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. If any changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund.

As a matter of nonfundamental policy, neither the Fund nor the Portfolio (i) may purchase any securities if, at the time of such purchase, permitted borrowings exceed 5% of the value of its total assets, or (ii) may invest more than 15% of its net assets in over-the-counter options, repurchase agreements maturing in more than seven days and other illiquid securities.

Under the 1940 Act and the rules promulgated thereunder, the Portfolio's investments in the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities is limited to 5% of any class of the issuer's equity securities and 10% of the outstanding principal amount of the issuer's debt securities, provided that the Portfolio's aggregate investments in the securities of any such issuer do not exceed 5% of the Portfolio's total assets. Some of the companies available for investment in the Asian Region, including enterprises being privatized by such countries, may be financial services businesses that engage in securities-related activities. The Portfolio's ability to invest in such enterprises may thus be limited.

ORGANIZATION OF THE FUND AND THE PORTFOLIO

------------------------------------------------------------------------------
THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED, AND IS THE SUCCESSOR TO A MASSACHUSETTS CORPORATION WHICH COMMENCED ITS INVESTMENT COMPANY OPERATIONS IN 1954. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Fund) it is known as a "series company". Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

THE PORTFOLIO, IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK, AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio (although the Fund may temporarily hold a de minimus amount of cash), which is a separate investment company with an identical investment objective. Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolio, see "The Fund's Investment Objective," "How the Fund and the Portfolio Invest their Assets" and "Special Investment Methods and Risk Factors." Further information regarding investment practices may be found in the Statement of Additional Information.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Any such change of the investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

Information regarding the availability of other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110 (617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

Until 1992, the Manager sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.

The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for Federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of such Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of the Portfolio are the same. Such procedures require each Board to take actions to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of each of the Trust and the Portfolio, see the Statement of Additional Information.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
EATON VANCE MANAGEMENT ("EATON VANCE") ACTS AS THE SPONSOR AND MANAGER OF THE FUND AND THE ADMINISTRATOR OF THE PORTFOLIO. THE PORTFOLIO HAS ENGAGED LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED (THE "ADVISER") AS ITS INVESTMENT ADVISER. The Adviser, acting under the general supervision of the Portfolio's Trustees, manages the Portfolio's investments and affairs. The Portfolio is co-managed by Robert Lloyd George and Scobie Dickinson Ward.

The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the "Commission"). The Adviser is a subsidiary of Lloyd George Management (B.V.I.) Limited ("LGM"). LGM and its subsidiaries act as investment adviser to various individual and institutional clients with total assets under management of more than $1 billion. Eaton Vance's parent, Eaton Vance Corp., owns 24% of the Class A shares issued by LGM.

LGM was established in 1991 to provide investment management services with respect to equity securities of companies trading in Asian securities markets, especially those of emerging markets. LGM currently manages Pacific Basin and Asian portfolios for both private clients and institutional investors seeking long-term capital growth. LGM's core investment team consists of nine experienced investment professionals, based in Hong Kong, who have worked together over a number of years successfully managing client portfolios in Pacific Basin and Asian stock markets. LGM also has offices in Bombay, India and London, England. The team has a unique knowledge of, and experience with, Pacific Basin and Asian emerging markets. LGM is ultimately controlled by the Hon. Robert J.D. Lloyd George, President of the Portfolio and Chairman and Chief Executive Officer of the Adviser. LGM's only activity is portfolio management.

LGM and the Adviser have adopted a disciplined management style, providing a blend of Asian and multinational expertise with the most rigorous international standards of fundamental security analysis. Although focused primarily in Asia, LGM and the Adviser maintain a network of international contacts in order to monitor international economic and stock market trends and offer clients a global management service.

THE HONOURABLE ROBERT LLOYD GEORGE. Chairman. Born in London in 1952 and educated at Eton College, where he was a King's Scholar, and at Oxford University. Prior to founding LGM, Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services Ltd. Previously, he spent four years with the Fiduciary Trust Company of New York researching international securities, in the United States and Europe, for the United Nations Pension Fund. Mr. Lloyd George is the author of numerous published articles and three books -- "A Guide to Asian Stock Markets" (Longmans, Hong Kong, 1989), "The East West Pendulum" (Woodhead - Faulkner, Cambridge, 1991) and "North South -- an Emerging Markets Handbook (Probus, England, 1994).

WILLIAM WALTER RALEIGH KERR. Finance Director and Chief Operating Officer. Born in 1950 and educated at Ampleforth and Oxford. Mr. Kerr qualified as a Chartered Accountant at Thomson McLintock & Co. before joining The Oldham Estate Company plc as Financial Controller. Prior to joining LGM, Mr. Kerr was a Director of Banque Indosuez's corporate finance subsidiary, Financiere Indosuez Limited, in London. Prior to that Mr. Kerr worked for First Chicago Limited.

SCOBIE DICKINSON WARD. Director. Born in 1966 and a cum laude graduate of both Phillips Academy Andover, and Harvard College. Mr. Ward joined Indosuez Asia Investment Services in 1989, where he managed the $100 million Himalayan Fund, and the Indosuez Tasman Fund, investing in Australia and New Zealand. Messrs. Ward and Lloyd George manage Eaton Vance's Emerging Markets Portfolio and South Asia Portfolio (which invests in India and the Indian subcontinent).

M. F. TANG. Director. Born in 1946 and educated in Hong Kong. Mr. Tang is a Fellow of the Chartered Association of Certified Accountants. Mr. Tang joined LGM having worked for Australian Mutual Provident Society in Sydney where he was a Portfolio Manager responsible for Asian Equities. Prior thereto Mr. Tang worked for Barclays Australia Investment Services Ltd. From 1978 to 1986 Mr. Tang worked for Barings International Investment Management and prior to that he spent six years with Peat Marwick Mitchell & Co. Mr. Tang is fluent in the Cantonese and Mandarin dialects of the Chinese language.

PAMELA CHAN. Director. Born in Hong Kong in 1957 and graduated from Mills College in Oakland, California. She was an investment executive for Jardine Fleming from 1982-1984 before moving to Australia where she worked as a Fund Manager for Rothschild and Aetna. She joined Sun Life Assurance Society PLC in England in 1987 where she was the head of South East Asian Equities and a Director. She joined LGM in April 1994 where she is a portfolio manager and a member of the Pension Management Committee.

ADALINE MANG-YEE KO. Director. Born in 1943 and educated at University of Birmingham, England and at London Business School where she received her MBA. Ms. Ko has over 13 years experience working with Far East Asian equities. From 1982-1988, she worked at Save & Prosper Group Ltd. as an investment manager. In 1988, Ms. Ko transferred to Robert Fleming & Co. Ltd. In 1990, she was promoted to Director of Fleming Investment Management Ltd. In 1992, she was promoted to Head of the Pacific Region Portfolios Group where she supervised a team of 5 with responsibility for over $1.5 billion in assets under management. Ms. Ko joined LGM in 1995.

Under its investment advisory agreement with the Portfolio, the Adviser receives a monthly advisory fee of 0.0625% (equivalent to 0.75% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million.

The Adviser also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. The Adviser places the portfolio securities transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, the Adviser may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions.

EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931. EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties. Eaton Vance Corp. also owns 24% of the Class A shares issued by LGM.

Eaton Vance, acting under the general supervision of the Boards of Trustees of the Trust and the Portfolio, manages and administers the business affairs of the Fund and the Portfolio. Eaton Vance's services include monitoring and providing reports to the Trustees of the Trust and the Portfolio concerning the investment performance achieved by the Adviser for the Portfolio, recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the transfer agent of the Fund and the custodian of the Portfolio, providing assistance in connection with Trustees" and shareholders' meetings and other management and administrative services necessary to conduct the business of the Fund and the Portfolio. Eaton Vance does not provide any investment management or advisory services to the Portfolio or the Fund. Eaton Vance also furnishes for the use of the Fund and the Portfolio office space and all necessary office facilities, equipment and personnel for managing and administering the business affairs of the Fund and the Portfolio.

Under its management contract with the Fund, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Fund up to $500 million, which fee declines at intervals above $500 million. In addition, under its administration agreement with the Portfolio, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. The combined advisory, management and administration fees payable by the Fund and the Portfolio are higher than similar fees charged by most other investment companies.

The Fund and the Portfolio, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by the Adviser under the investment advisory agreement, by Eaton Vance under the management contract or the administration agreement or by EVD under the distribution agreement. Such costs and expenses to be borne by the Portfolio and the Fund, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and governmental fees; expenses of reporting to shareholders and investors; proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with the Adviser or Eaton Vance; and investment advisory, management and administration fees. The Portfolio or the Fund, as the case may be, will also each bear expenses incurred in connection with litigation in which the Portfolio or the Fund, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.

DISTRIBUTION PLAN
------------------------------------------------------------------------------
IN ADDITION TO MANAGEMENT FEES AND OTHER EXPENSES, THE FUND PAYS FOR CERTAIN EXPENSES PURSUANT TO A DISTRIBUTION PLAN (THE "PLAN") DESIGNED TO MEET THE REQUIREMENTS OF RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). The Plan provides that the Fund will pay a monthly distribution fee to the Principal Underwriter in an amount equal to the aggregate of (a) .50% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for less than one year and (b) .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. Aggregate payments to the Principal Underwriter under the Plan are limited to those permissible, pursuant to a rule of the National Association of Securities Dealers, Inc.

The Plan also provides that the Fund will pay a quarterly service fee to the Principal Underwriter in an amount equal on an annual basis to .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year; from such service fee the Principal Underwriter expects to pay a quarterly service fee to financial service firms ("Authorized Firms"), as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such Firms which have remained outstanding for more than one year. The Trustees of the Trust have implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter not to exceed on an annual basis .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. Service fee payments to Authorized Firms will be in addition to sales charges on Fund shares which are reallowed to such Firms. To the extent that the entire amount of such service fee payments are not paid to such Firms, the balance will serve as compensation for personal and account maintenance services furnished by the Principal Underwriter. The Principal Underwriter may realize a profit from these arrangements. If the Plan is terminated or not continued in effect, the Fund has no obligation to reimburse the Principal Underwriter for amounts expended by the Principal Underwriter in distributing shares of the Fund. The Fund expects to begin accruing for its service fee payments during the quarter ending June 30, 1997.

VALUING FUND SHARES
------------------------------------------------------------------------------
THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 P.M. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT") (as agent for the Fund), in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio, with special provisions for valuing debt obligations, short-term investments, foreign securities, direct investments, hedging instruments and assets not having readily available market quotations, if any. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.


HOW TO BUY FUND SHARES
------------------------------------------------------------------------------
SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter. The Principal Underwriter will furnish the names of Authorized Firms to an investor upon request. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention, Right of Accumulation, or various employee benefit plans are available from Authorized Firms or from the Principal Underwriter.

The current sales charges are:

                                                     SALES CHARGE           SALES CHARGE          DEALER DISCOUNT
                                                   AS PERCENTAGE OF       AS PERCENTAGE OF      AS PERCENTAGE OF
  AMOUNT OF PURCHASE                                OFFERING PRICE         AMOUNT INVESTED       OFFERING PRICE
  ---------------------------------------------------------------------------------------------------------------
  Under $100,000                                        4.75%                  4.99%                 4.00%
  $100,000 but less than $250,000                       3.75%                  3.90%                 3.15%
  $250,000 but less than $500,000                       2.75%                  2.83%                 2.30%
  $500,000 but less than $1,000,000                     2.00%                  2.04%                 1.70%
  $1,000,000 or more                                    0.00%*                 0.00%*                0.50%

 *No sales charge is payable at the time of purchase on investments of $1 million or more. A contingent deferred sales charge ("CDSC") of 0.50% will be imposed on such investments (as described below), in the event of certain redemptions within 12 months of purchase. The CDSC will be waived on redemptions by employee retirement plans organized under the Internal Revenue Code of 1986, as amended (the "Code") relating to distributions to plan participants or beneficiaries upon retirement, disability or death.

The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives are expected to sell significant amounts of shares.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

Shares of the Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to officers and employees and clients of Eaton Vance and its affiliates; to registered representatives and employees of Authorized Firms; and bank employees who refer customers to registered representatives of Authorized Firms; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value (1) in connection with the merger of an investment company with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with Eaton Vance provides multiple investment services, such as management, brokerage and custody, (3) where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge, and (4) to an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with the Fund or its Principal Underwriter.

No initial sales charge and no contingent deferred sales charge will be payable or imposed with respect to shares of the Fund purchased by retirement plans qualified under Section 401, 403(b) or 457 of the Code ("Eligible Plans"). In order to purchase shares without a sales charge, the plan sponsor of an Eligible Plan must notify the transfer agent of the Fund of its status as an Eligible Plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party record- keepers and not by EVD. The Fund's Principal Underwriter may pay commissions to Authorized Firms who initiate and are responsible for purchases of shares of the Fund by Eligible Plans of up to 1.00% of the amount invested in such shares.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Manager, in exchange for Fund shares at the applicable public offering price as shown above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Traditional Asian Small Companies Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Traditional Asian Small Companies Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.

STATEMENT OF INTENTION AND ESCROW AGREEMENT. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor's order.

When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to EVD any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by EVD or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.

If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by EVD. If at the time of the recomputation a firm other than the original firm is placing the orders, the adjustment will be made only on those shares purchased through the firm then handling the investor's account.

  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.


HOW TO REDEEM FUND SHARES
------------------------------------------------------------------------------
A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MA 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner (s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request by First Data Investor Services Group, the Fund will make payment in cash for the net asset value of the shares as of the date determined above and reduced by the amount of any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required if the cause of the low account balance was a reduction in the net asset value of Fund shares.

If shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. The CDSC will be retained by the Principal Underwriter.

The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate being charged. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within a 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege", the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.


REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------
THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish its shareholders with information necessary for preparing federal and state income tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders at the same address may be eliminated.


THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE TO First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may also be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225- 6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.

Share Option Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.


THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------
Shares of the Fund currently may be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Such exchange offers are available only in states where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

Shares of the Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.

First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

Shares of certain other funds for which Eaton Vance acts as investment adviser or administrator may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Traditional Asian Small Companies Fund may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

STATEMENT OF INTENTION: Purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. See "How to Buy Fund Shares - Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $100,000 or more. Shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional shares would be disadvantageous because of the sales charge included in such purchases.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST AT NET ASSET VALUE ANY PORTION OR ALL OF HIS REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE), IN SHARES OF THE FUND or, provided that the shares repurchased or redeemed have been held for at least 60 days, in shares of any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund the shares of which are being purchased (or by such fund's transfer agent). The privilege is also available to shareholders of the funds listed under "The Eaton Vance Exchange Privilege" who wish to reinvest such repurchase or redemption proceeds in shares of the Fund. If a shareholder reinvests redemption proceeds within the 60-day period, the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

    -- Pension and Profit Sharing Plans for self-employed individuals, corporations and nonprofit organizations;

    -- Individual Retirement Account Plans for individuals and their non-employed spouses; and

    -- 403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other nonprofit organizations meeting certain requirements of the Code.

Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
DISTRIBUTIONS. It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and (B) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years).

Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the record date.

The Fund's net investment income consists of the Fund's allocated share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. The Portfolio's net investment income consists of all income accrued on the Portfolio's assets, less all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. The Fund's net realized capital gains, if any, consist of the net realized capital gains (if any) allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers.

TAXES. Distributions by the Fund which are derived from the Fund's allocated share of the Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions will generally not qualify for the dividends-received deduction for corporate shareholders.

Capital gains referred to in clause (B) above, if any, realized by the Portfolio and allocated to the Fund for the Fund's fiscal year, which ends on August 31, will usually be distributed by the Fund prior to the end of December. Distributions by the Fund of long-term capital gains allocated to the Fund by the Portfolio are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares of the Fund, regardless of the length of time Fund shares have been owned by the shareholder.

If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Portfolio's activities in options, futures and forward foreign currency exchange transactions or certain other investments.

Certain distributions which are declared by the Fund in October, November or December and paid the following January will be reportable by shareholders as if received on December 31 of the year in which they are declared.

Sales charges paid upon a purchase of shares of the Fund cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent shares of the Fund or of another fund are subsequently acquired pursuant to the Fund's reinvestment or exchange privilege. Any disregarded or disallowed amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

The Fund intends to qualify as a regulated investment company under the Code, and to satisfy all requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio also does not pay federal income or excise taxes.

Income (possibly including, in some cases, capital gains) realized by the Portfolio from certain investments and allocated to the Fund may be subject to foreign income taxes, and the Fund may make an election under Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treated as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio's assets, at the close of the Fund's taxable year consists of securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the shareholder's proportionate share of such taxes. Availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations under the Code.

Shareholders will receive annually one or more Forms 1099 to assist in the preparation of their federal and state income tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Fund's Transfer Agent.


PERFORMANCE INFORMATION
------------------------------------------------------------------------------
FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN. The Fund's average annual total return is determined by multiplying a hypothetical initial purchase of $1,000 by the average annual compounded rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The average annual total return calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The Fund may also publish annual and cumulative total return figures from time to time. The Fund may use such total return figures, together with comparisons with the Consumer Price Index, various domestic and foreign securities indices and performance studies prepared by independent organizations, in advertisements and in information furnished to present or prospective shareholders.

The Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the Fund's net asset value per share would be reduced if a sales charge were taken into account. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's total return may be in any future period. The Fund's investment results are based on many factors, including market conditions, the composition of the security holdings of the Portfolio and the operating expenses of the Fund and the Portfolio. Investment results also often reflect the risks associated with the particular investment objective and policies of the Fund and the Portfolio. Among others, these factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

                                                              [LOGO]
                                                              EATON VANCE
                                                              ------------------
EV TRADITIONAL                                                      Mutual Funds

ASIAN SMALL

COMPANIES FUND






PROSPECTUS
APRIL 17, 1996





EV TRADITIONAL ASIAN
SMALL COMPANIES FUND
24 FEDERAL STREET
BOSTON, MA 02110



SPONSOR AND MANAGER OF EV TRADITIONAL ASIAN SMALL COMPANIES FUND
Administrator of Asian Small Companies Portfolio
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

ADVISER OF ASIAN SMALL COMPANIES PORTFOLIO
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                           T-CGP

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
                                                      STATEMENT OF
                                                      ADDITIONAL INFORMATION
                                                      April 17, 1996

                    EV MARATHON ASIAN SMALL COMPANIES FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides general information about EV Marathon Asian Small Companies Fund (the "Fund") and certain other series of Eaton Vance Growth Trust (the "Trust"). As described in the Prospectus, the Fund invests its assets in a separate registered investment company (the "Portfolio") with the same investment objective and policies as the Fund. Part II provides information solely about the Fund and the Portfolio. Where appropriate, Part I includes cross-references to the relevant sections of Part II. This Statement of Additional Information is sometimes referred to as an "SAI."

                              TABLE OF CONTENTS

                                    PART I
Additional Information about Investment Policies ...................         1
Investment Restrictions ............................................         5
Trustees and Officers ..............................................         6
Management of the Fund .............................................         9
Custodian ..........................................................        11
Service for Withdrawal .............................................        12
Determination of Net Asset Value ...................................        12
Investment Performance .............................................        13
Taxes ..............................................................        14
Portfolio Security Transactions ....................................        15
Other Information ..................................................        17
Independent Certified Public Accountants ...........................        18
Financial Statements ...............................................        19
Appendix A -- Asian Region Countries ...............................        21

                                   PART II
Fees and Expenses ..................................................       a-1
Principal Underwriter ..............................................       a-1
Distribution Plan ..................................................       a-2
Control Persons and Principal Holders of Securities ................       a-3

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED APRIL 17, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

[RED HERRING LEGEND]
INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                                    Part B
        Information Required in a Statement of Additional Information

                                                       STATEMENT OF
                                                       ADDITIONAL INFORMATION
                                                       April 17, 1996


                  EV TRADITIONAL ASIAN SMALL COMPANIES FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides general information about EV Traditional Asian Small Companies Fund (the "Fund") and certain other series of Eaton Vance Growth Trust (the "Trust"). As described in the Prospectus, the Fund invests its assets in Asian Small Companies Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective and policies as the Fund. Part II provides information solely about the Fund. Where appropriate, Part I includes cross-references to the relevant sections of Part II. This Statement of Additional Information is sometimes referred to as the "SAI".
                              TABLE OF CONTENTS
                                                                          Page
                                    PART I
Additional Information about Investment Policies ....................       1
Investment Restrictions .............................................       5
Trustees and Officers ...............................................       6
Management of the Fund ..............................................       9
Custodian ...........................................................      11
Service for Withdrawal ..............................................      12
Determination of Net Asset Value ....................................      12
Investment Performance ..............................................      13
Taxes ...............................................................      14
Portfolio Security Transactions .....................................      15
Other Information ...................................................      17
Independent Certified Public Accountants ............................      18
Financial Statements ................................................      19
Appendix A -- Asian Region Countries ................................      21

                                   PART II
Fees and Expenses ...................................................     a-1
Services for Accumulation ...........................................     a-1
Principal Underwriter ...............................................     a-2
Distribution Plan ...................................................     a-3
Control Persons and Principal Holders of Securities .................     a-3

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED APRIL 17, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

[RED HERRING LEGEND]
INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                     STATEMENT OF ADDITIONAL INFORMATION
                                    PART I

    This Part I provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

Foreign Investments. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

    Physical delivery of securities in small lots generally is required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the Portfolio to invest its assets may be impaired. Settlement of securities transactions in the Indian subcontinent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Portfolio was heavily invested, the Fund's ability to redeem Fund shares could become correspondingly impaired.

Foreign Currency Transactions. Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since assets of the Portfolio may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. In spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Currency Swaps. Currency swaps require maintenance of a segregated account as described under "Asset Coverage for Derivative Investments" below. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by Lloyd George Investment Management (Bermuda) Limited (the "Adviser"). If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Forward Foreign Currency Exchange Transactions. The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when management of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Portfolio denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

Special Risks Associated With Currency Transactions. Transactions in forward contracts, as well as futures and options on foreign currencies, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

    Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which the Portfolio's trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with securities and other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

    Settlements of over-the-counter forward contracts or of the exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

    Unlike currency futures contracts and exchange-traded options, options on foreign currencies and forward contracts are not traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain foreign currency options) the Securities and Exchange Commission (the "Commission"). To the contrary, such instruments are traded through financial institutions acting as market-makers. (Foreign currency options are also traded on the Philadelphia Stock Exchange subject to Commission regulation). In an over-the-counter trading environment, many of the protections associated with transactions on exchanges will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements associated with such option positions. Similarly, there is no limit on the amount of potential losses on forward contracts to which the Portfolio is a party.

    In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. If no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Portfolio may be unable to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. This in turn could limit the Portfolio's ability to realize profits or to reduce losses on open positions and could result in greater losses.

    Furthermore, over-the-counter transactions are not backed by the guarantee of an exchange's clearing corporation. The Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue its role as market-maker in a particular currency, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into over-the-counter transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

    The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the Options Clearing Corporation ("OCC"), which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures for exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Risks Associated With Derivative Instruments. Entering into a derivative instrument involves a risk that the applicable market will move against the Portfolio's position and that the Portfolio will incur a loss. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Portfolio. Derivative instruments may sometimes increase or leverage the Portfolio's exposure to a particular market risk. Leverage enhances the Portfolio's exposure to the price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio assets. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous days settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses. The staff of the Commission takes the position that purchased OTC options, and assets used as cover for written OTC options, are subject to the Portfolio's 15% limit on illiquid investments. However, with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price. The Portfolio's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), limit the extent to which the Portfolio may purchase and sell derivative instruments. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes. See "Taxes."

    Asset Coverage for Derivative Instruments. Transactions using forward contracts, futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options or futures contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets used as cover or held in segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Repurchase Agreements. Under a repurchase agreement the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily.

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Portfolio. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

    When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Portfolio's net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

    At all times that a reverse repurchase agreement is outstanding, the Portfolio will maintain cash or high grade liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted. While the Adviser does not consider reverse repurchase agreements to involve a traditional borrowing of money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Portfolio's investment restriction (1) set forth below.

Portfolio Turnover. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective either by increasing income or by enhancing the Portfolio's net asset value. High portfolio turnover may also result in the realization of substantial net short-term capital gains. In order for the Fund to continue to qualify as a regulated investment company for federal tax purposes, less than 30% of the annual gross income of the Fund must be derived from the sale of securities and certain other investments (including its share of gains from the sale of securities and certain other investments held by the Portfolio) held for less than three months.

Lending Portfolio Securities. If the Adviser decides to make securities loans, the Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the SEC, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or all or a portion of the interest on investment of the collateral. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but could call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or holding of their consent on a material matter affecting the investment. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the Portfolio's total assets.

                           INVESTMENT RESTRICTIONS
    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset.

    The Fund and the Portfolio have each adopted the following investment restrictions which may not be changed without the approval by the holders of a majority of the outstanding voting securities of the Fund or the Portfolio, as the case may be, which as used in this SAI means the lesser of (a) 67% or more of the outstanding voting securities of the Fund or the Portfolio, as the case may be, present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Fund or the Portfolio. Neither the Fund nor the Portfolio may:

    (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (2) Purchase any securities on margin (but the Fund and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

    (3) Underwrite securities of other issuers;

    (4) Invest in real estate including interests in real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate) or in commodities or commodity contacts for the purchase or sale of physical commodities;

    (5) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;

    (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

    (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. Notwithstanding the investment policies and restrictions of the Portfolio, the Portfolio may invest part of its assets in another investment company consistent with the Investment Company Act of 1940 (the "1940 Act").

    The Fund and the Portfolio have each adopted the following investment policies which may be changed without shareholder or investor approval. Neither the Fund nor the Portfolio may invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid. Factors taken into account in reaching liquidity decisions include, but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who provide quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer). The Adviser will monitor the liquidity of the Portfolio's securities and report periodically on such decisions to the Board of Trustees of the Portfolio. Neither the Fund nor the Portfolio intends to make short sales of securities during the coming year. Except for obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, neither the Fund nor the Portfolio will knowingly purchase a security issued by a company (including predecessors) with less than three years operating history (unless such security is rated at least B or a comparable rating at the time of purchase by a least one nationally recognized rating service) if, as a result of such purchase, more than 5% of the Portfolio's or the Fund's total assets, as the case may be (taken at current value), would be invested in such securities. Neither the Fund nor the Portfolio will purchase warrants if, as a result of such purchase, more than 5% of the Portfolio's or the Fund's net assets, as the case may be (taken at current value), would be invested in warrants, and the value of such warrants which are not listed on the New York or American Stock Exchange may not exceed 2% of the Portfolio's or the Fund's net assets; this policy does not apply to or restrict warrants acquired by the Portfolio or the Fund in units or attached to securities, inasmuch as such warrants are deemed to be without value. Neither the Fund nor the Portfolio will purchase any securities if at the time of such purchase, permitted borrowings under investment restriction (1) above exceed 5% of the value of the Portfolio's or the Fund's total assets, as the case may be. Neither the Fund nor the Portfolio will purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs. Neither the Fund nor the Portfolio will purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value).

    In order to permit the sale of shares of the Fund in certain states, the Fund and the Portfolio may make commitments more restrictive than the fundamental policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

    Although permissible under the Fund's investment restrictions, the Fund has no present intention during the coming fiscal year to: borrow money; pledge its assets; underwrite securities issued by other persons; or make loans to other persons.

                            TRUSTEES AND OFFICERS
    The Trust's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Fund's sponsor and manager, Eaton Vance Management ("Eaton Vance"), of Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"), of Eaton Vance's parent, Eaton Vance Corp. ("EVC"), and of Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust, Eaton Vance, BMR, EVC or EV as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, Eaton Vance, BMR, EVC or EV, are indicated by an asterisk (*).

                      OFFICERS AND TRUSTEES OF THE TRUST
TRUSTEES
JAMES B. HAWKES (54), President and Trustee*
Executive Vice President of Eaton Vance, BMR, EVC and EV, and a Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR. Director of Lloyd George Management (B.V.I.) Limited.

DONALD R. DWIGHT (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02134

NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

OFFICERS
WILLIAM D. BURT (57), Vice President
Vice President of Eaton Vance, BMR and EV since November 1994; formerly Vice
  President of The Boston Company (1990-1994). Mr. Burt was elected Vice President of the Trust on June 19, 1995.

M. DOZIER GARDNER (62), Vice President
President and Chief Executive Officer of Eaton Vance, BMR, EVC and EV, and
  Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

BARCLAY TITTMANN (63), Vice President
Vice President of Eaton Vance, BMR and EV since October 1993; formerly Vice
  President of Invesco Management and Research (1970-1993). Mr. Tittmann was elected Vice President of the Trust on June 19, 1995.

JAMES L. O'CONNOR (50), Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (64), Secretary
Vice President and Secretary of Eaton Vance, BMR, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

WILLIAM J. AUSTIN, JR. (44), Assistant Treasurer
Assistant Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Austin was elected Assistant Treasurer of the Trust on December 16, 1991.

JANET E. SANDERS (60), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (33), Assistant Secretary
Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on March 27, 1995.

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of Eaton Vance, BMR and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 19, 1995.

    Messrs. Thorndike (Chairman), Hayes and Reamer, are members of the Special Committee of the Board of Trustees of the Trust. The Special Committee's functions include a continuous review of the Fund's management contract with Eaton Vance, making recommendations to the Board of Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Board of Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Board of Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust.

    Trustees of the Portfolio who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. The Fund and Portfolio are not participants in the Plan. For information concerning the compensation earned by the Trustees of the Trust and the Portfolio, see "Fees and Expenses" in Part II of this Statement of Additional Information. Neither the Fund nor the Portfolio has a retirement Plan for its Trustees.

                    OFFICERS AND TRUSTEES OF THE PORTFOLIO
    The Portfolio's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of the Adviser is 3808 One Exchange Square, Central, Hong Kong. Those Trustees who are "interested persons" of the Portfolio, the Adviser, Eaton Vance, EVC or EV as defined in the 1940 Act by virtue of their affiliation with any one or more of the Portfolio, the Adviser, Eaton Vance, BMR, EVC or EV, are indicated by an asterisk (*).

TRUSTEES
JAMES B. HAWKES (54), Vice President and Trustee*
Executive Vice President of Eaton Vance, BMR, EVC and EV, and a Director of
  EVC and EV. Director of Lloyd George Management (B.V.I.) Limited. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
02110

DONALD R. DWIGHT (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02134

NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

OFFICERS
HON. ROBERT LLOYD GEORGE (42), President
Chairman and Chief Executive of Lloyd George Management (B.V.I.) Limited.
  Chairman and Chief Executive Officer of the Advisers. Managing Director of Indosuez Asia Investment Services, Ltd. from 1984 to 1991.
Address: 3808 One Exchange Square, Central, Hong Kong

SCOBIE DICKINSON WARD (29), Vice President, Assistant Secretary and Assistant Treasurer
Director of Lloyd George Management (B.V.I.) Limited. Director of the
  Advisers. Investment Manager of Indosuez Asia Investment Services, Ltd. from 1990 to 1991.
Address: 3808 One Exchange Square, Central, Hong Kong

WILLIAM WALTER RALEIGH KERR (44), Vice President, Secretary and Assistant Treasurer
Director, Finance Director and Chief Operating Officer of the Advisers. Director of Lloyd George Management (B.V.I.) Limited.
Address: 3808 One Exchange Square, Central, Hong Kong

JAMES L. O'CONNOR (50), Vice President and Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
  02110

THOMAS OTIS (63), Vice President and Assistant Secretary
Vice President and Secretary of Eaton Vance, BMR, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
  02110

JANET E. SANDERS (60), Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
  02110

WILLIAM J. AUSTIN, JR. (44), Assistant Treasurer
Assistant Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
  02110

A. JOHN MURPHY (33), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Mr. Murphy was elected Assistant Secretary of the Trust and the Portfolio on March 27, 1995.

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of BMR, Eaton Vance and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.

    The Adviser is a subsidiary of Lloyd George Management (B.V.I.) Limited, which is ultimately controlled by the Hon. Robert J.D. Lloyd George, President and Trustee of the Portfolio and Chairman and Chief Executive Officer of the Adviser. Mr. Hawkes is a Trustee and officer of the Trust and an officer of the Fund's sponsor and manager. Mr. Hayes is a Trustee of the Trust.

    While the Portfolio is a New York trust, the Adviser, together with Messrs. Lloyd George, Ward and Kerr, are not residents of the United States, and substantially all of their respective assets may be located outside of the United States. It may be difficult for investors to effect service of process within the United States upon the individuals identified above, or to realize judgments of courts of the United States predicated upon civil liabilities of the Adviser and such individuals under the federal securities laws of the United States. The Portfolio has been advised that there is substantial doubt as to the enforceability in the countries in which the Adviser and such individuals reside of such civil remedies and criminal penalties as are afforded by the Federal securities laws of the United States.

                            MANAGEMENT OF THE FUND
    Eaton Vance acts as the sponsor and manager of the Fund and the administrator of the Portfolio. The Portfolio has engaged Lloyd George Investment Management (Bermuda) Limited (the "Adviser") as its investment adviser.

THE ADVISER
    As investment adviser to the Portfolio, the Adviser manages the Portfolio's investments, subject to the supervision of the Board of Trustees of the Portfolio. The Adviser is also responsible for effecting all security transactions on behalf of the Portfolio, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions. See "Portfolio Security Transactions." Under the investment advisory agreement, the Adviser is entitled to receive a monthly advisory fee computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as indicated below:

                                                                       ANNUAL
       CATEGORY        AVERAGE DAILY NET ASSETS                      ASSET RATE
       --------        ------------------------                      ----------

           1           less than $500 million .......................   0.75%
           2           $500 million but less than $1 billion ........   0.70
           3           $1 billion but less than $1.5 billion ........   0.65
           4           $1.5 billion but less than $2 billion ........   0.60
           5           $2 billion but less than $3 billion ..........   0.55
           6           $3 billion and over ..........................   0.50

    For additional information about the Investment Advisory Agreement, including the net assets of the Portfolio and the investment advisory fees that the Portfolio paid the Adviser under the Investment Advisory Agreement, see "Fees and Expenses" in Part II of this Statement of Additional Information.

    The directors of the Adviser are the Honourable Robert Lloyd George, William Walter Raleigh Kerr, M.F. Tang, Scobie Dickinson Ward, Peter Bubenzer and Judith Collis. The Hon. Robert J.D. Lloyd George is Chairman and Chief Executive Officer of the Adviser and Mr. Kerr is an officer of the Adviser. The business address of these individuals is 3808 One Exchange Square, Central, Hong Kong.

    The Portfolio's investment advisory agreement with the Adviser remains in effect until February 28, 1998; it may be continued indefinitely thereafter so long as such continuance after February 28, 1998 is approved at least annually
(i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of the Portfolio, and the agreement will terminate automatically in the event of its assignment. The agreement provides that the Adviser may render services to others. The agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement on the part of the Adviser, the Adviser shall not be liable to the Portfolio or to any shareholder for any act or omission in the course of or connected with rendering services or for any losses sustained in the purchase, holding or sale of any security.

MANAGER, SPONSOR AND ADMINISTRATOR
    See "Management of the Fund and the Portfolio" in the Fund's current Prospectus for a description of the services Eaton Vance performs as the manager and sponsor of the Fund and the administrator of the Portfolio. Under Eaton Vance's management contract with the Fund and administration agreement with the Portfolio, Eaton Vance receives a monthly management fee from the Fund and a monthly administration fee from the Portfolio. Each fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio throughout the month in each Category as indicated below:


                                                                       ANNUAL
       CATEGORY        AVERAGE DAILY NET ASSETS                      ASSET RATE
       --------        ------------------------                      ----------

           1           less than $500 million .....................   0.25%
           2           $500 million but less than $1 billion ......   0.23333
           3           $1 billion but less than $1.5 billion ......   0.21667
           4           $1.5 billion but less than $2 billion ......   0.20
           5           $2 billion but less than $3 billion ........   0.18333
           6           $3 billion and over ........................   0.16667

    For the administration and the management fees that the Portfolio and the Fund paid to Eaton Vance, see "Fees and Expenses" in Part II of this Statement of Additional Information.

    Eaton Vance's management contract with the Fund and administration agreement with the Portfolio will each remain in effect until February 28, 1998. Each agreement may be continued from year to year after February 28, 1998 so long as such continuance is approved annually by the vote of a majority of the Trustees of the Trust or the Portfolio, as the case may be. Each agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Fund or the Portfolio, as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or the Portfolio under such contract or agreement, Eaton Vance will not be liable to the Fund or the Portfolio for any loss incurred. Each agreement was initially approved by the Trustees, including the non-interested Trustees, of the Trust or the Portfolio which is a party thereto at meetings held on February 21, 1996 of the Trust and the Portfolio.

    The Fund and the Portfolio, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by Eaton Vance under the management contract or the administration agreement. Such costs and expenses to be borne by each of the Fund or the Portfolio, as the case may be, include, without limitation, custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records, expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; distribution and service fees payable by the Fund under its Rule 12b-1 distribution plan; and investment advisory, management and administration fees. The Fund or the Portfolio will also each bear expenses incurred in connection with litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.

    Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G.L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires December 31, 1996, the Voting Trustees of which are Messrs. Brigham, Clay, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers and Directors of EVC and EV. As of December 31, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Roland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Gardner, Hawkes and Otis, who are officers or Trustees of the Trust, are members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Austin, Burt, Murphy, O'Connor, Otis, Tittmann and Woodbury and Ms. Sanders, are officers of the Trust and/or the Portfolio, and are also members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the management agreement.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

    EVC owns all of the stock of Energex Energy Corporation, which engages in oil and gas operations. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in the development of precious metal properties. EVC also owns 24% of the Class A shares issued by the parent of the Adviser. EVC, Eaton Vance, BMR and EV may also enter into other businesses.

                                  CUSTODIAN
    Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts, acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities of the Fund and all securities of the Portfolio purchased in the United States, maintains the Fund's and the Portfolio's general ledger and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacities, IBT attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's and the Portfolio's respective investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio, respectively.

    Portfolio securities, if any, purchased by the Portfolio in the U.S. are maintained in the custody of IBT or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of IBT's Global Custody Network, or foreign depositories used by such foreign banks and trust companies. Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees of the Portfolio in accordance with regulations under the 1940 Act.

    IBT charges fees which are competitive within the industry. These fees for the Portfolio relate to: (1) custody services based upon a percentage of the market values of Portfolio securities; (2) bookkeeping and valuation services provided at an annual rate; (3) activity charges, primarily the result of the number of portfolio transactions; and (4) reimbursement of out-of-pocket expenses. These fees are then reduced by a credit for cash balances of the Portfolio at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the Portfolio's average daily collected balances. The portion of the fee for the Fund related to bookkeeping and pricing services is based upon a percentage of the Fund's net assets and the portion of the fee related to financial statement preparation is a fixed amount. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or the Portfolio and IBT under the Investment Company Act of 1940.

                            SERVICE FOR WITHDRAWAL
    By a standard agreement, the Fund's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price will have to be deposited with the Transfer Agent. The maintenance of a withdrawal plan concurrently with purchases of additional Fund shares would be disadvantageous if a sales charge is included in such purchase. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE
    The Fund and Portfolio will be closed for business and will not price their shares on the following business holidays: New Year's Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked price. Futures positions on securities or currencies are generally valued at closing settlement prices. All other securities are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees of the Portfolio.

    Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as the percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, that amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

    Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio's shares are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by Reuters Information Service.

                            INVESTMENT PERFORMANCE
    The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period.

    The Fund's total return may be compared to the Consumer Price Index and various domestic and foreign securities indices, for example: Standard & Poor's Index of 400 Common Stocks, Standard & Poor's Index of 500 Common Stocks, Merrill Lynch U.S. Treasury (15-year plus) Index, Lehman Brothers Government/Corporate Bond Index, the Dow Jones Industrial Average, Morgan Stanley Pacific (Excluding Japan) Hang Seng, and FT Pacific (Excluding Japan). The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies.

    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations (e.g. Ibbotson Associates, Standard & Poor's Ratings Group, Merrill Lynch, Pierce, Fenner & Smith, Inc., Bloomberg, L.P., Dow Jones & Company, Inc., and The Federal Reserve Board) or included in various publications (e.g. The Wall Street Journal, Barron's and The Decade:
Wealth of Investments in U.S. Stocks, Bonds, Bills & Inflation) reflecting the investment performance or return achieved by various classes and types of investments (e.g. common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks.

    From time to time, information about the allocation and holdings of investments in the Portfolio may be included in advertisements and other material furnished to present and prospective shareholders.

    From time to time, evaluations of the Fund's performance made by independent sources, such as Lipper Analytical Services, Inc., CDA/ Weisenberger and Morningstar, Inc. may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies.

    Information used in advertisements and materials furnished to present or prospective shareholders may include examples and performance illustrations of the cumulative change in various levels of investments in the Fund for various periods of time and at various prices per share. Such examples and illustrations may assume that all dividends and capital gain distributions are reinvested in additional shares and may also show separately the value of shares acquired from such reinvestments as well as the total value of all shares acquired for such investments and reinvestments. Such information may also include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze".

                                    TAXES
    See also "Distributions and Taxes" in the Fund's current Prospectus.

    The Fund, as a series of a Massachusetts business trust, will be treated as a separate entity for accounting and tax purposes. The Fund intends to elect to be treated, and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations, rulings and revenue procedures and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    Foreign exchange gains and losses realized by the Portfolio and allocated to the Fund in connection with the Portfolio's investments in foreign securities and certain foreign currency related options, futures or forward contracts or foreign currency may be treated as ordinary income and losses under special tax rules. Certain options, futures or forward contracts of the Portfolio may be required to be marked to market (i.e., treated as if closed out) on the last day of each taxable year, and any gain or loss realized with respect to these contracts may be required to be treated as 60% long-term and 40% short-term gain or loss. Positions of the Portfolio in securities and offsetting options, futures or forward contracts may be treated as "straddles" and be subject to other special rules that may, upon allocation of the Portfolio's income, gain or loss to the Fund, affect the amount, timing and character of the Fund's distributions to shareholders. Certain uses of foreign currency and foreign currency derivatives such as options, futures, forward contracts and swaps and investment by the Portfolio in certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to preserve the Fund's qualification as a RIC or avoid imposition of a tax on the Fund.

    The Portfolio anticipates that it will be subject to foreign taxes on its income (including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets, taking into account its allocable share of the Portfolio's total assets, at the close of any taxable year of the Fund consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Portfolio and allocated to the Fund even though not actually received, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes deemed paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Portfolio and allocated to the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not make this election, it may deduct its allocated share of such taxes in computing its investment company taxable income.

    The Portfolio will allocate at least annually to the Fund and its other investors their respective distributive shares of any net investment income and net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year on certain options and futures transactions that are required to be marked-to-market). Such amounts will be distributed by the Fund to its shareholders in cash or additional shares, as they elect. Shareholders of the Fund will be advised of the nature of the distributions.

    Distributions by the Fund of the excess of net long-term capital gains over net short-term capital losses earned by the Portfolio and allocated to the Fund, taking into account any capital loss carryforwards that may be available to the Fund in years after its first taxable year, are taxable to shareholders of the Fund as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares have been held. Certain distributions, if declared in October, November or December and paid the following January, will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    Any loss realized upon the redemption or exchange of shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of a loss realized upon taxable disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are purchased (whether through reinvestment of dividends or otherwise) within 30 days before or after the disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and shareholders investing through IRAs, should consult their tax advisers for more information. An individual may make an aggregate annual contribution to an IRA in an amount equal to the lesser of his or her earned income or $2,000 ($2,250 for an individual and his or her nonearning spouse). The deductibility of such contributions may be restricted or eliminated for particular shareholders.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not describe many of the tax rules applicable to IRAs nor does it address the special tax rules applicable to certain other classes of investors, such as other retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to these or other special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                       PORTFOLIO SECURITY TRANSACTIONS
    Decisions concerning the execution of portfolio security transactions by the Portfolio, including the selection of the market and the broker-dealer firm, are made by the Adviser.

    The Adviser places the portfolio security transactions of the Portfolio and of certain other accounts managed by the Adviser for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Portfolio and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Portfolio includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Adviser's other clients in part for providing brokerage and research services to the Adviser.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive Research Services from broker-dealer firms with which the Adviser places the portfolio transactions of the Portfolio and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that the Adviser shall use its best efforts to seek to execute portfolio security transactions of the Portfolio at advantageous prices and at reasonably competitive commission rates or spreads, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the Adviser or its affiliates. The Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Portfolio that the benefits available from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the brokerage commissions paid by the Portfolio on portfolio transactions, see "Fees and Expenses" in Part II of this Statement of Additional Information.

                              OTHER INFORMATION
    On August 18, 1992 the Trust changed its name from Eaton Vance Growth Fund to Eaton Vance Growth Trust. The Trust is a Massachusetts business trust established in 1989 as the successor to Eaton Vance Growth Fund, Inc., a Massachusetts corporation, which changed its name from Vance, Sanders Common Stock Fund, Inc. on November 16, 1981. Such name was changed from Boston Common Stock Fund, Inc. on December 29, 1972. It was originally organized as a Canadian corporation in 1954, at which time it was known as Canada General Fund Limited. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders or if they deem it necessary to conform the Declaration to the requirements of applicable federal laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholder. Moreover, the Trust's By-laws also provide for indemnification out of the property of the Trust of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets directly held by the Trust are not registered under the Securities Act of 1933 and are therefore not readily marketable. The assets held by the Portfolio and indirectly held by the Trust are readily marketable and will ordinarily substantially exceed the Trust's liabilities. In light of the nature of the Trust's business and the nature of its assets, management believes that the possibility of the Trust's liabilities exceeding its assets, and therefore the shareholder's risk of personal liability, is extremely remote.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholder's meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-Laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-Laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                             FINANCIAL STATEMENTS

                       ASIAN SMALL COMPANIES PORTFOLIO

                     STATEMENT OF ASSETS AND LIABILITIES
                               JANUARY 31, 1996

ASSETS:
    Cash ................................................         $100,010
    Deferred organization expenses ......................            7,000
                                                                  --------
        Total assets ....................................         $107,010

LIABILITIES:
    Accrued organization expenses .......................            7,000
                                                                  --------
NET ASSETS ..............................................         $100,010
                                                                  ========

NOTES:
(1) Organization expenses are being deferred and will be amortized on a straight-line basis over a period not to exceed five years, commencing on the effective date of the Portfolio's initial offering of its interests. The amount paid by the Portfolio on any withdrawal by the holders of the Initial Interests of any of the respective Initial Interests will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of the Initial Interests withdrawn to the Initial Interests then outstanding.

(2) At 4:00 p.m., New York City time, on each business day of the Portfolio, the value of an investor's interest in the Portfolio is equal to the product of
    (1) the aggregate net asset value of the Portfolio multiplied by (ii) the percentage representing that investor's share of the aggregate interest in the Portfolio effective for that day.

(3) Asian Small Companies Portfolio (the "Portfolio") was organized as a New York Trust on January 19, 1996 and has been inactive since that date, except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of interests therein at the purchase price of $100,000 to Eaton Vance Management and the sale of an interest therein at the purchase price of $10 to Boston Management & Research (the "Initial Interests").

                         INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors of Asian Small Companies Portfolio:

    We have audited the accompanying statement of assets and liabilities of Asian Small Companies Portfolio (a New York Trust) as of January 31, 1996. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Asian Small Companies Portfolio as of January 31, 1996, in conformity with generally accepted accounting principles.

                              Deloitte & Touche LLP

Boston, Massachusetts
February 1, 1996

                                                                    APPENDIX A

                            ASIAN REGION COUNTRIES
The information set forth in this Appendix has been extracted from various government and private publications. The Trust's Board of Trustees make no representation as to the accuracy of the information, nor has the Board of Trustees attempted to verify it.

                                  AUSTRALIA
    The Commonwealth of Australia comprises an area of about 2,773,000 square miles -- almost the same as that of the United States, excluding Alaska. In June 1992 Australia's population was estimated to be 17 million people.

    The Commonwealth of Australia was formed as a federal union in 1901, when six British colonies of New South Wales, Victoria, Queensland, South Australia and Tasmania were united as states in a "Federal Commonwealth" under the authority of the Commonwealth of Australia Constitution Act enacted by the British Parliament.

    Prior to World War II, the Australian economy was highly dependent on the rural sector. The 1950s and 1960 saw strong growth in the economy and diversification through developments in the mining sector. There have been some significant structural changes in the past 20 years, with the tertiary and mining sectors growing strongly. The rural sector now accounts for approximately 4% of Gross Domestic Product ("GDP"), 6% of employment and 23% of exports by value. The mining sector accounts for approximately 8% of GDP and 1% of employment. Exports of mining commodities (including basic metal products) account for approximately 42% of exports by value. The tertiary sector accounts for approximately 71% of GDP, approximately 78% of employment and around 20% of exports by value.

    As of December 31, 1993, the total market capitalization of Australian listed equities was U.S. $118 billion, which ranks behind Japan, Hong Kong and Malaysia in Asia.

                          PEOPLE'S REPUBLIC OF CHINA
    China is the world's third largest country occupying a region of 9.6 million square kilometers. The country is divided into 23 provinces, three municipalities (Beijing, Shanghai and Tianjin) and five autonomous regions (Guangxi Xhuang, Nei Mongol, Ningxia Hui, Xinjiang Uygur and Xizang (Tibet)). The capital and political center of China is Beijing. Shanghai is the largest city and is also the commercial and financial capital.

    China is the world's most populous nation, consisting of more than one-fifth of the human race. The estimated population is approximately 1.3 billion. China has engaged in a 20-year plan for restraining population growth as part of its economic modernization program. Despite the plan, the population is likely to exceed 1.300 billion by the year 2000.

    In 1949, the Communist Party established the People's Republic of China. The Communist government engaged in numerous campaigns to industrialize the country with various programs. The failure of the Communist Party to achieve substantive economic reform eventually led to political domination by the army. In the 1970's, the Chinese government, which had remained isolated from the world, opened its doors. President Nixon's historic visit to China in 1972 established diplomatic ties between China and the United States. China also renewed diplomatic and trade relations with Western Europe, Japan and other Asian nations such as Singapore, Indonesia and South Korea. Following Mao Zedong's death in 1976, and the election of Deng Xiaoping as China's paramount leader, China has continued to pursue an "Open Door Policy" encouraging foreign investment and expertise inside its borders. Deng's leadership has emphasized pragmatism rather than Party ideology.

    In 1989, a growing dissatisfaction with the Communist government led to anti-government student protests culminating in what is known as the Tiananmen Square incident. The government's use of the military to suppress a peaceful demonstration resulted in world-wide criticism. Currently, the leadership under Deng Xiaoping remains committed to basic economic reforms but continues to reject liberalization from the domination of the Communist Party in the political decision-making process. The Chinese leadership still faces the challenge of maintaining power under the Communist Party while fending off Western political ideologies.

    China currently has diplomatic ties with approximately 140 nations. It is a charter member of the United Nations and a permanent member of the United Nations Security Council. Currently, China is seeking admission to the General Agreement on Tariffs and Trade.

    Over the past decade, China has achieved annual growth in real gross national product (GNP) averaging 10%. GNP in 1994 had increased to over 3.8 times the GNP in 1980 in real terms. However, growth has been unsteady, with booms in 1984 and 1988 and downturns in 1981 and 1989. In 1988, the Chinese Government instituted an austerity program which slowed the Chinese economy in the following year. However, growth increased after 1989, achieving growth rates of 9.5% in 1991, 14% in 1992, 13.3% in 1993 and 11.6% in 1994.

    The economy in China consists of three sectors: state, cooperative, and private. The state sector, though decreasing from 76% of GNP in 1980 to approximately 50% in 1991, continues to constitute the bulk of the economy. In recent years, however, the economy has been significantly restructured through the abolition of the commune system in rural areas and the relaxing of government authority in the day to day operations in both agricultural and industrial enterprises. As the government assumes more of a regulatory and supervisory role and less of a direct management role, market forces have been allowed to operate. This has resulted in increased productivity and rising incomes.

    The following table sets forth selected data regarding the Chinese economy.

                                                   MAJOR ECONOMIC INDICATORS
                                            1988         1989         1990         1991         1992         1993         1994
                                            ----         ----         ----         ----         ----         ----         ----
Gross National Product
  (% annual real growth) ...............      11.3          4.1          3.8          9.3         14.2         13.5         11.8
  (nominal, RMB billion) ...............   1,492.8      1,690.9      1,853.1      2,161.8      2,663.5      3,451.5      4,500.6
  (nominal, U.S. $ billion)* ...........     401.3        358.2        355.8        368.1        463.2        595.1        533.2
Per Capita GNP (U.S. $) ................     364.2        320.1        313.0        346.8        397.9        504.5        435.9
Industrial Production (% annual growth).      17.9          6.8          6.0         14.2         20.4         23.6         21.7
Inflation (retail price index, % annual
  growth) ..............................      18.6         17.8          2.1          3.0          6.2         13.2         21.8
Money Supply (M2, % annual growth) .....      20.7         18.7         28.9         27.6         29.5         23.6         34.4
Government Budget Surplus/Deficit
  (U.S. $ billion)* ....................      (2.1)        (1.9)        (2.7)        (3.9)        (7.8)       (10.3)
Exports (U.S. $ billion) ...............      47.6         52.5         62.1         71.9         85.1         91.7        121.0
  (% annual growth) ....................      20.8         10.2         17.9         15.8         18.3          7.93        31.9
Imports (U.S. $ billion) ...............      55.3         59.1         53.3         63.8         80.8        103.9        115.7
  (% annual growth) ....................      28.0          6.8         (9.8)        19.5         26.6         28.9         11.2
Trade Balance (U.S. $ billion) .........      (7.8)        (6.6)         8.6          8.1          4.3        (12.2)         5.3
Exchange Rate (RMB/U.S. $) .............       3.72         4.72         5.22         5.43         5.75         5.8          8.44

----------------
* Translated at the respective exchange rate for each year shown in the table. Sources: China Statistical Yearbook,
  1995 State Statistical Bureau of the People's Republic of China, Baring Securities.

    In 1990, industry accounted for 45.8% of China's National Income. In the first three decades under Communist rule, China placed great emphasis on heavy industry. Since the reform program began in 1978, a much greater emphasis has been placed on light industry. Considerable industrial growth has come from industrial enterprises in rural townships which are engaged in the processing and assembly of consumer goods. These operations are concentrated in southern China, where a major light industrial base has developed. Industrial output has grown rapidly and is increasingly important to the Chinese economy.

    China's current industrial policy also places emphasis on high-technology industries supported by foreign technology, such as micro-electronics and telecommunications. However, overstocking and poor economic results continue to plague Chinese industry. Continued growth has been hampered by problems of access to raw materials and energy supplies.

    Although long term growth in agricultural production has slowed, China remains one of the world's largest agricultural producers. The government has emphasized diversification of production, and a commitment to the maintenance of grain outputs. Other agricultural products have also shown increases in production in recent years, with cotton production at the forefront.

    Although China has a vast potential for energy production, this potential has been largely untapped. However, China is the world's largest producer of coal and the world's fifth largest oil producer. Until recently, China did not have the capacity to utilize its off-shore oil fields due to the country's relatively low level of technology. Joint ventures with foreign companies, however, have allowed China to use the fields, and further growth in oil production, both off-shore and on-shore, is expected. China also has significant potential for harnessing hydroelectric power, but has utilized only a small portion of this potential. China is planning to make hydroelectric power a major source of energy in the years ahead.

    China's objective to quadruple the 1980 industrial and agricultural output by the year 2000 requires the country's output to grow at an average annual rate of growth of about 6% in the 1990's. To enable China to accomplish this growth target under the prevailing economic environment, China's economic policy aims to provide a stable and non-inflationary environment to revive growth. Another prevailing goal is to relieve the supply bottlenecks arising from imbalanced growth over the last 10 years with resources to be allocated to the priority areas of agriculture, energy, transportation, telecommunications and basic materials industries. Emphasis is also placed on export-oriented and import-substitute production.

    Historically, China has had a relatively high rate of national savings. Total savings in 1994 were 3,682.98 billion RMB.

    Inflationary pressures are a major concern in the Chinese economy. While the retail price index has been relatively stable in recent years, this figure understates inflation, especially urban inflation. A more informative measure is the cost of living index in 35 major cities, which has generally risen at a higher rate. In light of the on-going reforms of price subsidies and continued growth, relatively high inflation should be expected.

    China's monetary policy has vacillated between expansionist and contractionist. This varying monetary policy has contributed to a fundamental cycle of the Chinese economy in recent years: reform and expansion leading to overheating of the economy and tightening of control. Persistent fiscal deficits have been a macroeconomic management problem in China in recent years. Despite efforts by the government to increase revenues and control spending, deficits continue to be a problem. The deficit for 1994 was 37.95 billion RMB.

    As a result of the economic reforms commenced in 1978, China's foreign trade has grown considerably in value, range of products and number of trading partners. A major goal of China's trade policy is to increase the percentage of manufactured goods in the country's total exports. Gradual progress has been made in recent years with the aid of the imported foreign technology. Textiles and garments together form the single largest export category, representing 25% of total export values. China's trade balance has fluctuated over the last five years. In 1994, China's foreign trade yielded a surplus of U.S. $5.35 billion.

    Hong Kong is the leading destination for Chinese exports, accounting for over 40% of total export volume. Hong Kong is also a major re-export center for Chinese goods. Other large export markets for China include Japan, the United States, and Germany. Over the past few years, China's imports have continued to expand and diversify. Hong Kong, Japan and the United States are China's top three suppliers. Other major suppliers include Germany and Italy.

    China has traditionally adopted a policy of self-reliance when financing development; overseas borrowings have been minimal. The country has remained a conservative borrower but, since the early 1980s, has been making greater use of foreign capital and financing, including government-assisted facilities and project and trade financing.

    The primary sources of foreign capital for China, in order of importance, are: (1) International Monetary Fund and World Bank loans and credits; (2) government low interest loans and credits; and (3) commercial loans and credits.

    There is centralized control and unified management of foreign exchange in China. The renminbi has been devalued progressively in recent years, depreciating by almost 70% against the U.S. dollar between 1981 and 1990.

    There currently are two officially recognized exchanges in China, the Shanghai Securities Exchange ("SHSE"), which commenced trading on December 19, 1990, and the Shenzhen Stock Exchange ("SZSE"), which commenced trading on July 3, 1991. "B" shares are offered exclusively for investment by foreign investors, and their total market capitalization in December 1995 was over $2 billion. A number of organized securities markets exist in other cities in China, but these are primarily over-the-counter markets. China has not yet promulgated a national securities law. At the local level, however, many cities and provinces have promulgated securities rules and regulations.

                                  HONG KONG
    As a trade entrepot and finance center, Hong Kong's viability has been inexorably linked to mainland China since the establishment of the Colony in 1841. Hong Kong remains China's largest trade partner and its leading foreign investor. In 1995, visible trade between Hong Kong and China exceeded $33.4 billion.

    In the last two decades there has been a structural change in Hong Kong's economy, with growth in the services sector outpacing manufacturing growth. With more and more labor intensive manufacturing relocating to Southern China, Hong Kong has developed its services sector, which in 1993 contributed 72.5% of GDP.

    In recent years large numbers of Hong Kong based companies have set up factories in the southern province of Guangdong, where it is estimated that Hong Kong companies employ between 2.5 and 3 million workers. The low cost of setting up a factory in China and low wage rates have been the primary attractions. While few Hong Kong companies in the service sector derive the majority of their sales from China, activity there is increasing notably in the construction, utilities, communications and tourism sectors. Examples include China Light and Power, Hong Kong Telecom and Hopewell Holdings. Although less noticeable than Hong Kong's investment in China, there has been considerable growth in Chinese investment in Hong Kong over the last decade and particularly in the last five years. In contrast to Japanese investment, Chinese investment in Hong Kong typically involves the purchase of stakes in existing companies. This has traditionally been in the banking and import/export sectors. Recently, investment in property, manufacturing and infrastructure projects has increased. The most active Chinese enterprise in Hong Kong, the Bank of China Group, is the second largest banking group in Hong Kong. Much as China has become the manufacturing capital for Hong Kong companies, Hong Kong is the primary funding center for the development of China through direct investment, syndicated loans, commercial paper and share issues in Hong Kong by Chinese companies.

    In view of the growing economic interaction between Hong Kong and Southern China, it is increasingly meaningful to consider the concept of a Greater Hong Kong economy consisting of Hong Kong and Guangdong Province, with a combined population of 72 million and average per capita GDP of $2,130 in 1993. Given the human, financial and technological resources in Hong Kong and the low wage rates and infrastructural requirements of China, the economic rationale for further integration of the two economies is considerable. In ensuring the role of Hong Kong in the economy of Southern China, the challenge of policy makers in Hong Kong is to see that the colony's infrastructure is capable of accommodating the sustained 15% annual growth of the Guangdong economy, and with it increasing trade and investment flows. Towards this end, the Hong Kong government in 1989 unveiled PADS, the Port and Airport Development Strategy. The project, estimated to cost $21 billion, is designed to allow Hong Kong's cargo handling capacity to increase by four times between 1988 and 2011 and its air traffic handling capacity to increase from 15 million passengers in 1988 to 50 million in 2011. Representatives of the Hong Kong and Chinese governments are currently discussing the future of the PADS project and its financing.

    In the past, political considerations have hindered closer economic integration between Hong Kong and China. It was largely in response to the United Nations embargo on trade with China in the 1950s and 1960s that Hong Kong developed a significant manufacturing base. In the last several years, however, there has been an improvement in relations between China and Hong Kong. In September 1991, Hong Kong and China concluded the Sino-British Memorandum of Understanding, providing a framework for the PADS project. Of even greater importance, the Basic Law, the outline for Hong Kong's government post 1997, calls for Hong Kong's capitalist system to remain intact for an additional fifty years after 1997 and sets out details for the integration of Hong Kong into China after 1997.

    The Stock Exchange of Hong Kong Ltd. ("Hong Kong Stock Exchange" or "HKSE"), which commenced trading on April 2, 1986. The HKSE, with a total market capitalization as of October, 1994 of approximately H.K. $2,476 billion (approximately U.S. $320.3 billion), is now the second largest stock market in Asia, measured by market capitalization, behind only that of Japan. As of that date, 520 companies and 908 securities were listed on the Hong Kong Stock Exchange. The securities listed include ordinary shares, warrants and other derivative instruments.

    There are no regulations governing foreign investment in Hong Kong. There are no exchange control regulations and investors have total flexibility in the movement of capital and the repatriation of profits. Funds invested in Hong Kong can be repatriated at will; dividends and interest are freely remittable.

                                    INDIA
    India is the seventh largest country in the world, covering an area of approximately 3,300,000 square kilometers. It is situated in South Asia and is bordered by Nepal, Bhutan and China in the north, Myanmar and Bangladesh in the east, Pakistan in the west and Sri Lanka in the south. Most of the population still lives in rural areas. The official language is Hindi, with English also being used widely in official and business communications. The Indian population is comprised of diverse religious and linguistic groups. Despite this diversity, India is the world's largest democracy and has had one of the more stable political systems among the world's developing nations. However, periodic sectarian conflict among India's religious and linguistic groups could adversely affect Indian businesses, temporarily close stock exchanges or other institutions, or undermine or distract from government efforts to liberalize the Indian economy.

    India became independent from the United Kingdom in 1947. It is governed by a parliamentary democracy under the Constitution of India, under which the executive, legislative and judicial functions are separated. Since 1991, the government of Prime Minister Narasimha Rao has introduced far-reaching measures with the goal of reducing government intervention in the economy, strengthening India's industrial base, expanding exports and increasing economic efficiency. The system of industrial licenses known as the "License Raj", by means of which the government controlled many private sector investment decisions, has been cut back. Government approvals required to increase, reduce or change production have been greatly reduced.

    Modern economic development in India began in the mid-1940s with the publication of the Bombay Plan. The Planning Commission was established in 1950 to asses the country's available resources and to identify growth areas. A centrally planned economic model was adopted, and in order to control the direction of private investment, all investment and major economic decisions required government approval. Foreign investment was allowed only selectively. This protectionist regime held back development of India's economy until the mid-1980s when there began to be some move towards liberalization and market orientation of the economy. With the liberalization measures introduced in the budget of 1985, the annual growth of the country's real gross domestic product rose from an average 3-4% since the 1940s to an average 6.1 percent between 1986 and 1990.

    Since 1990, the Indian government has continued to adopt measures to further open the economy to private investment, attract foreign capital and speed up the country's industrial growth rate. For example, the banking industry has recently been opened to the private sector, including to foreign investors. Banks were nationalized in 1969, and no new privately owned banks had been permitted. The government is now granting new banking licenses. The government also has recently permitted foreign brokerage firms to operate in India on behalf of foreign institutional investors, and has permitted foreign investors to own majority stakes in Indian asset management firms. Ownership and sale of commercial real estate is expected to be permitted to foreign firms soon as well. In 1992, it was announced that foreign institutional investors would be able to invest directly in the Indian capital markets. In September 1992 the guidelines for foreign institutional investors were published and a number of such investors have been registered by the Securities and Exchange Board of India, including the Adviser.

    The government has also cut subsidies to ailing public sector businesses. Further cuts, and privatizations, are expected, although resistance by labor unions and other interest groups may hinder this process. Continuing the reform process, India's Finance Minister in early 1994 proposed tax cuts for the corporate sector, sharp reductions in import duties and a further lowering of bank interest rates. In sum, the government's new policies seek to expand opportunities for entrepreneurship in India.

    Foreign investors have responded to these trends by putting resources into the Indian economy. The Asian Development Bank, for example, established its first Indian office in 1992. Investment by Singapore-based companies accelerated significantly in 1993. India's foreign exchange reserves, which had fallen to about $1 billion in 1991, were over $20 billion in March, 1995.

    India's Parliament consists of the Lok Sabha (House of the People) and the Rajya Sabha (Council of States). The Lok Sabha is elected directly by universal suffrage for a period of five years while the Rajya Sabha comprises members indirectly elected by the States and Union Territories for a six-year term and members nominated by the President of India.

    The President of India is the constitutional head of the executive branch of government and exercises powers under the Constitution with the advice of the Council of Ministers, headed by the Prime Minister. The Prime Minister and the Council of Ministers, who are responsible to the Lok Sabha, hold effective executive power. The present Prime Minister is Mr. Narasimha Rao, who leads the Congress Party. The Congress Party holds a slim majority of seats in the Lok Sabha. The Bhartiya Janata Party holds the next largest number, accounting for approximately 20%. The Congress Party lost 3 out of the 4 state legislature elections held in 1994.

    India comprises 7 Union Territories and 25 States. Each state has a governor, a council of ministers and a Legislature. The Union Territories are administered by the central government in New Delhi. There is a general system of local government throughout the country.

    The Judiciary consists of the Supreme Court of India, located at New Delhi, and High Courts located in each State. The Judiciary is independent of the Executive branch and the Legislature. The Supreme Court is vested with powers to determine disputes between the Union Territories and the States or between States, to enforce fundamental rights and to act as the guardian of the Constitution. All judges of the Supreme Court and High Courts are appointed by the President of India. The Constitution provides that the judges cannot be removed from office unless impeached by both Houses of Parliament.

    The government of Mr. Narasimha Rao, which took office in June 1991, has been supported by consensus among the other main political parties that structural changes in the economic system were required. With a rising oil import bill, adverse balance of trade payments and a large foreign debt, India had reached a position where it was unable to obtain further commercial borrowings. In July 1991 the Finance Minister, Dr. Manmohan Singh, presented his first budget and announced a new industrial policy. In consequence, for many industrial sectors, it became no longer necessary to obtain government approval for new investments. Foreign companies could now hold up to 51% of an Indian company as opposed to 40% previously.

    The process of liberalization was taken further with the budget of February 1992 when the Rupee was made partially convertible and import tariffs were reduced. Personal tax rates were brought down. The office of the Controller of Capital Issues which had determined the pricing of shares issued by companies was abolished.

    The Finance Minister has presented the budget for 1995 which has further rationalized indirect taxes by reducing excise duties on a variety of items and slashing peak import tariffs from 65% to 50%. However, outlay on welfare measures has been increased and no further tax cuts have been announced for the corporate sector.

    In India, Foreign Institutional Investors ("FIIs") may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in the Guidelines for Direct Foreign Investment by FIIs in India, (the "Guidelines") published in a Press Note dated September 14, 1992, issued by the Government of India, Ministry of Finance, Investment Division. FIIs have to apply for registration to the Securities and Exchange Board of India ("SEBI") and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. The Adviser is a registered FII and the inclusion of the Portfolio in the Adviser's registration was approved by SEBI. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. In addition, the shareholdings of all registered FIIS, together with the shareholdings of non-resident Indian individuals and foreign bodies corporate substantially owned by non-resident Indians, may not exceed 24% of the issued share capital of any one company. Only registered FIIS and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes.

    India currently imposes 20% withholding tax on interest and dividends. Withholding tax of 10% is currently imposed on gains from sales of shares held one year or more and 30% on gains from sales of shares held less than one year. The withholding rate on gains from sales of deb securities is currently 10% if the securities have been held three years or more and 30% if the securities have been held less than three years. (Rates are higher for non-FII transactions.)

                                  INDONESIA
    It can at least be argued that Indonesia has had fewer changes in its political system than its Asian neighbours. In fact, there have been only two rulers of Indonesia since independence was gained from the Dutch in 1948 -- Sukarno and Suharto. But equally it should not be forgotten that the two major turning points in the country's modern history -- independence and the 1965 revolution -- were unusually violent episodes in the life of any country. The stability which Indonesia has enjoyed during the past twenty-five years under Suharto should, therefore, be placed against this background.

    In many ways the same three pillars of stability which are found in Thailand -- the army, the king and the national religion -- are present in Indonesia except that the President, Suharto, stands in the place of the monarchy and the national religion is Islam rather than Buddhism. The question of monarchical or presidential succession remains perhaps the major political risk confronted by the foreign investor as so many aspects of the business life of the country relate directly to Suharto or his immediate family. The role of the army in Indonesia is a great deal more clear cut and predictable than in either Thailand or in the Philippines. In effect, there have been no attempted military coups since 1966. The army remains wholly in support of Suharto. It has been suggested, in fact, that anyone who might be considered as a candidate to succeed Suharto must be Javanese and must be a general.

    The role of Islam in the national life of Indonesia is a more complex subject. The Mohammedan religion first reached the shores of western Sumatra through the coming of the Arab traders around 1400. The western-most state of Aceh has remained a stronghold of Islamic fundamentalist belief ever since. Sumatra in general has remained restive and unwilling to bend to the yoke of a tight central control from Java. In fact, this is also true of many other island provinces of the huge Indonesian archipelago which will have, by the year 2000, a population of over 200 million. Following the 1958 uprising in Sumatra and Celebes (or Sulawesi) the Javanese policy was to plant more settlers in these outlying islands from Java (where 80 percent of the population lives). Political and religious factors, therefore, cannot be disentangled in the future horoscope of Indonesian political life.

    Fundamentalism is on the rise, as also in Malaysia, and politicians with fundamentalist Islamic beliefs and supporters are likely to take a more active role. However, the situation cannot be compared with Iran or Saudi Arabia. In neither Indonesia nor Malaysia has Islam taken over all aspects of every day life with its rules about the role of women or the consumption of alcohol or the exaction of interest or usury on capital. In all these respects Indonesian life is relatively "modern." There is a more easy-going Asian approach to matters of religious belief.

    However, the social question, which one cannot ignore, concerns the role of the minority and non-Muslim peoples in Indonesia, in particular the Chinese community in Java. Although the total Chinese population is less than 5 million, or around 3 percent of the total, 80 percent of the commerce and much of the capital wealth remains in the hands of this small but tight-knit Chinese community. In 1966 there were violent anti-Chinese riots and killings in Jakarta, Surabaya and other Javanese cities. Many thousands of Chinese fled to Hong Kong and to China but this is a spectre which has been banished from the life of the nation since Suharto came to power. He is well known to have close links with the leading members of the Chinese business community.

    The role of Chinese businesspeople in Indonesia has been brought into much greater focus by the explosion of the Jakarta stock market in the late 1980's. Much of the wealth which was rumoured to exist in the hands of the great Chinese families is now visibly calculated on a daily basis in the large listed capitalization of the Indonesian-Chinese industrial groups such as Indo-Cement and Astra. There is, of course, a two-way flow of capital involved in this process of the rapid evolution of the capital market in Jakarta, by which up to U.S. $5 billion of foreign capital has entered the country in the form of equity investment, largely from foreign fund managers, and a substantial amount of Chinese capital has been able to leave the country in the opposite direction.

    The enormous economic potential of Indonesia, its vast natural resources and its large labour force being two principal attractions, cannot be doubted. However, the main element of political risk is the possibility of a further violent episode in the political life of the country when the next transfer of power occurs at the top.

    The following table gives details of the overall economic performance of Indonesia from 1987 to 1994.

-----------------------------------------------------------------------------------------------------------------------
                                                                       TRADE
                               EXCHANGE        GDP                    SURPLUS/                     MARKET       MARKET
                                 RATE        GROWTH                   (DEFICIT)                   YEAR-END      CAPITAL
                               AV. US $        (%)          CPI       (US $BN)        P/E          CLOSING     (US $BN)
                               ----------------------------------------------------------------------------------------
     1987                      1,720         3.6          9.0          4.6                           83.0         0.07
     1988                      1,735         5.6          7.4          4.9              41.2        305.0         0.26
     1989                      1,784         7.4          6.0          5.8              24.7        399.0         2.42
     1990                      1,889         7.4          9.6          3.9              19.9        418.0         6.2
     1991                      1,984         6.5          9.5          5.5              17.1        247.0         8.1
     1992                      2,064         6.0          4.9          6.9              14.4        274.0        12.1
     1993                      2,110         6.5          7.0          9.0              27.4        589.0        43.0
     1994                      2,160         7.3          9.2          7.8              18.8        470.0        52.0
     1995*                     2,316         7.2          9.6          7.0              14.5         --          55.0

* Estimate

    Indonesia began the 1980s principally as an oil exporter. During the 1970s it had a high rate of inflation but also a very rapid economic growth on the back of the oil boom. The fall in oil prices in the early 1980s, which became precipitate in the spring of 1986, therefore, forced a review of their priorities. Reducing inflation, diversifying the economy away from oil and maintaining a stable growth in the economy to provide as full employment as possible for the large young population, were selected as the main objectives. It is remarkable to see the extent to which these aims have been achieved during 1985-90. Inflation has been brought from 20 percent, at the beginning of the decade, to around 6 percent in 1989-90. Economic growth, having fallen to 2.5 percent in 1985 regained the level of 7.4 percent by 1990. The rupiah, which had undergone a 30 percent once-and-for-all evaluation in the autumn of 1985, had stabilized on a "crawling peg" system with an annual devaluation of around 5 percent. The trade surplus continued at a healthy US $4-5 billion annually and the inflow of foreign capital more than offset Indonesia's foreign debt position. Therefore, it is possible to conclude that the good macroeconomic management, which was achieved by the small group of technocrats employed by Suharto to direct the economy, had been very successful in reducing the economic risk of the country. The future path of the Indonesian economy will, therefore, depend as much on the development of low wage manufacturing and the inflow of Japanese capital, on the liberalization of the banking system and the capital market, as on the price of basic commodities. This gives a much greater degree of stability to the Indonesian economy as a whole.

                                    JAPAN
    The Japanese archipelago stretches for 1,300 miles in the western Pacific Ocean. The total area of all the islands is about equal to the size of California. Only one third of the land is suitable for agriculture, housing, industry, and commerce.

    Japan has a population of about 125 million people, roughly half that of the United States and twice that of England or Germany. Life expectancy is the highest in the world. The literacy rate in Japan approaches 100%. The high level of education, combined with the Confucian work ethic, has created a motivated work force which boasts a very high savings rate.

    Japan is evolving into a post-industrial society and economy as we approach the 21st century. Japan's postwar growth was phenomenal. By 1970, Japan's Gross National Product (GNP) had surpassed those of the United Kingdom and the former Soviet Union. The Japanese economy is now the second largest in the world; its per capita GNP is the highest among large industrial countries.

    During the era of high economic growth in the 1960s and early 1970s, Japanese expansion focused on the development of heavy industries such as steel, shipbuilding, and chemicals. In the 1970s, Japan's industrial structure shifted toward assembly industries with a strong emphasis on exports. In that decade, Japan became a major producer and exporter of automobiles and consumer electronics. In the 1980s, Japan gradually stepped toward a post-industrial society. This evolution had been characterized by an increased reliance on services, a per capita income which is the highest in the world, rapidly changing lifestyles influenced by the younger generation, a greater dependence on domestic markets, a comparative advantage in high technology, and active participation in the high-growth economies of East Asia, including China.

    Japan has had low inflation in recent years. In the past 10 years, the rate of inflation has ranged between 2% and 3% per year, making it one of the lowest rates in the world. This remarkable achievement was made possible by gains in productivity, which exceeded wage increases, and by a strong yen, which reduced imported raw material costs.

    Japan's stock exchanges comprise over 25% of the world's equity market. Like other stock markets, the Japanese stock market can be volatile. For example, the Japanese stock market, as measured by the Tokyo Stock Price Index (TOPIX), increased by over 500% during the ten-year period ended December 31, 1989, reaching its high of 2884.80 on December 18, 1989, and it has declined by over 45% since that time, falling to 1559.09 on December 30, 1994. This decline has had an adverse effect on the availability of credit and on the value of the substantial stock holdings of Japanese companies, in particular, Japanese banks, insurance companies and other financial institutions. This in turn has contributed to the recent weakness in Japan's economy. A continuation or recurrence of a Japanese stock market decline could have an adverse impact throughout Japan's economy.

                                    KOREA
    Political volatility has characterized the history of South Korea (referred to as Korea throughout this section) during the past forty years, while at the same time an extraordinary economic boom has occurred. Rigid discipline has been characteristic of the military government under President Park during the 1960s and 1970s, which were the most successful decades in economic terms particularly in the growth of Korea's exports and in the per capita income. It is important to remember how completely the cities and transport system of the southern part of the Korean peninsula had been destroyed in the civil war of the 1950s. The effort of reconstruction was, therefore, enormous. Living standards in the 1960s were extremely low. The threat from North Korea has exerted a continuous military pressure on the South in the past forty years which is probably unique to any country in the world, even including West Germany or Taiwan. Seoul is only 30 kilometers from the demilitarized zone and, therefore, lives in a continuous state of tension and fear of an imminent invasion. This very real threat is also translated into a very high percentage of military spending in the national budget. If Korea is compared with Japan, the Koreans have had to spend ten times more of their national income on defense than the Japanese and yet have succeeded in recording higher rates of economic growth.

    The fierce political in-fighting, which has been a constant characteristic of Korean history, was suppressed for a period in the 1970s and 1980s, both before and after the assassination of President Park. Since 1987 the opening up of the democratic process has been smoothly handled despite the continuing student riots and disturbances. In fact, stock market investors have generally ignored the television images of riot police, tanks firing tear gas and students throwing petrol bombs, to concentrate more on the continuous success of Korean companies in their conquest of overseas export markets and their impressive earnings growth. Nevertheless, the threat from the North and the fierceness of the Korean political opposition do combine to give Korea a lower score for political stability than its neighbours. We have the sense in Korea of a higher risk but also a much greater potential should the rapprochement with the North lead to a peaceful reunification.

    The following table gives details of the overall economic performance of South Korea from 1987 to 1994.

------------------------------------------------------------------------------------------------------------------
                                                                     TRADE
                              EXCHANGE       GDP                    SURPLUS/                  MARKET        MARKET
                                RATE        GROWTH                 (DEFICIT)                 YEAR-END      CAPITAL
                              AV. US $        %          CPI        (US $BN)       P/E       CLOSING       (US $BN)
                             ------------  ----------  -------  --------------  --------  ------------  ---------
     1987                    822.57        13.0          3.0           7.7         10.6       525.1          33.0
     1988                    731.47        12.4          7.1          11.4         13.6       907.2          94.3
     1989                    671.46         6.7          5.7           4.6         22.9       909.7         140.9
     1990                    707.76         9.3          8.6          (2.0)        18.5       696.1         110.2
     1991                    731.60         8.3          9.7          (7.0)        15.0       610.9          96.4
     1992                    781.08         4.7          6.2          (2.1)        15.0       678.4         107.4
     1993                    808.10         5.5          6.5          (1.6)        17.5       866.0         139.0
     1994                    803.62         8.4          6.3          (3.1)        18.0     1,027.0         190.0
     1995*                   768.40         9.0          5.2           0.7         15.1         --          203.0

*Estimate

    South Korea has the highest overall score for economic growth in the world over the past twenty years even when compared with the other Asian tigers. The average growth over a twenty-year period has been close to 9 percent in real terms, at certain times reaching even 13-14 percent. This means that the average Korean today has a per capita income of nearly U.S. $6,000 per annum, an income which has grown nearly thirty times in thirty years. There have been tremendous social changes resulting from this economic boom, notably the shift of population from the countryside into the cities and the shift in the economic structure from agriculture to industry and, more recently, to the service sector. This has all occurred in a shorter period of time than in almost any other advanced economy. What took England one hundred years and Japan thirty years, has taken Korea typically less than ten years. There has been some slowing during the 1980s compared to the 1970s, but Korea still has among the highest overall ratings for GNP growth. Its industrial workforce has not lost its competitive edge and the average working week in Korea is still in excess of fifty hours, the longest working week in the world. These are the foundations of Korea's continued economic success. It is unlikely that such characteristics, being social in origin, will disappoint us in the next decade. Therefore it is reasonable to expect Korea's economy to continue to be one of Asia's most succesful.

    The flexibility of its large trading companies, the chaebol, has been recently underlined again as they have shifted their emphasis from the United States, Canada and Europe towards the new markets of China and the Soviet Union. There is little doubt that Korean exporters will be leading the Japanese in providing Russian consumers with basic consumer goods. The readiness to take risks in new areas has continuously paid off for Korean companies just as it did when they were able to grab the major construction contracts in the Middle East during the oil boom of the 1970s. (These new trade links have also translated into new diplomatic links with China, Hungary, Poland and the Soviet Union, thus further isolating North Korea from its communist neighbours.)

    Inflation in Korea has been higher than in Japan or Taiwan. In the 1970s, Korea experienced an annual average inflation rate of nearly 15 percent. Beginning in 1982, however, the tight monetary policy succeeded in bringing this annual consumer price index down to single digits until 1990 when the rate jumped again to 8.6 percent. The Korean export boom has led to a big inflow of foreign exchange accompanying Korea's trade surpluses of the past five years. This, in turn, has led to a sharp increase in money supply and a boom in real estate prices in Seoul. Thus the rise of both the Korean share market and property market since 1985 has in a sense been a lagging indicator of the economic boom of earlier years with its inevitable build up of national and personal wealth among the Korean population. Nowhere has the number of investors grown faster than in The Korea Stock Exchange during the 1980s. Thus rising prices have reflected rising national wealth. This inflation problem has been, and can again be, tamed by a strong central bank response and this is what would be expected in the 1990s.

    The exchange rate of the Korean won against the U.S. dollar has reflected both the relative inflation rates of Korea and its international trading partners and also the more recent success of Korea in repaying much of its foreign debt and building up its reserves. The won was held very steady during the 1970s and then allowed to devalue between 1980 and 1985 from 484 won to the dollar to its lowest level of 890 won to the dollar. With the sharp improvement in Korea's overseas trade position the won started to appreciate from 1986 onwards. With the subsequent relapse of Korea into a new trade deficit in 1990 and the recovery of the dollar in world exchange markets, the Korean won has again depreciated slightly. However, there is a high degree of stability and the currency is managed by the central bank. A devaluation of more than 5 percent per annum should not be expected unless Korea's trade or inflation problems worsen significantly.

    It is likely that Korea's foreign trade position will improve again thanks to the country's competitive position in export markets. In a more liberated domestic economy with lower tariffs on foreign goods, however, it will be more difficult to restrain the growth of imports as Korean consumers demand a greater choice. Korea's main deficit is with Japan and consists largely of capital goods. This is likely to continue as long as Korean manufacturers wish to maintain their competitive edge in the most modern plant and equipment.

                                   MALAYSIA
    The central dilemma in assessing Malaysia's political risk is the perennial question of relations between the Malay and Chinese communities representing as they do about 60 percent and 30 percent of the population respectively. Since the 1969 anti-Chinese riots in Kuala Lumpur the country has been unruffled by any serious inter-racial violence and during this period a great deal has been accomplished in transforming the economy and in transferring the wealth of the country from foreign and Chinese hands into the hands of the bumiputra (or the sons of the soil), which is the dominant Malay majority. The success of this New Economic Policy is unquestioned and has given a great deal of legitimacy to the continued run of the United Malay National Organisation (UMNO) under its successive prime ministers and most recently under Dr. Mahathir Mohammed who has now held power for a decade. This economic success has also done much to defuse the threat from the Islamic fundamentalists who have tended to get co-opted into the ruling party. The Chinese community has also done well in economic terms although the political disunity in the Malay Chinese Association (MCA) has left them somewhat leaderless in the political sphere.

    Politics in Malaysia continues to be a question to revolve around its leading personalities. It should also be noted, however, that Malaysia shares one characteristic with Thailand, which is a strong monarchical system. In Malaysia's case it is less visible because the kingship is shared on a five-year revolving basis among the sultans of the various states of the federation. This clear distinction of the British model between the head of state, or monarch, and the prime minister, or political leader, is important to Malaysia's overall stability.

    The geographical divide between peninsular Malaysia and East Malaysia, consisting of the states of Sabah and Sarawak, also underlines the need for a great deal of political decentralization. Sabah and Sarawak have very different histories from the other Malaysian states and can be examined for their political make-up on a separate basis including the question of the Christian minority in Sabah. Overall, however, it must be judged that Malaysia's economic success has led to a far greater degree of political stability than was expected following independence in 1963.

    Malaysia's relations with its neighbours on the whole are excellent and, in particular, the relationship with Singapore, which remains the largest investor in the country, is a key one. The Singapore government is obviously enthusiastic to diversify its industrial base across the causeway into Johore and further north into peninsular Malaysia. This is good news for Malaysia's economic and political stability.

    The following table gives details of the overall economic performance of Malaysia from 1987 to 1994.

------------------------------------------------------------------------------------------------------------------
                                                                     TRADE
                              EXCHANGE       GDP                    SURPLUS/                  MARKET        MARKET
                                RATE        GROWTH                 (DEFICIT)                 YEAR-END      CAPITAL
                              AV. US $        %          CPI        (US $BN)       P/E       CLOSING       (US $BN)
                             ------------  ----------  -------  --------------  --------  ------------  ---------
     1987                     2.52          5.4        0.8          5.9            78.0      261.19        18.49
     1988                     2.61          8.9        2.5          5.6            36.0      357.38        29.05
     1989                     2.70          9.2        2.8          3.9            28.7      562.28        39.73
     1990                     2.70          9.8        3.1          1.9            39.8      505.9         48.81
     1991                     2.75          8.8        4.3         (6.4)           29.3      556.2         57.49
     1992                     2.62          8.0        4.7          2.8            21.0      644.0         92.20
     1993                     2.70          8.5        3.6          3.8            34.3    1,275.0        241.00
     1994                     2.62          9.2        3.7         (2.2)           23.2      971.0        275.00
     1995*                    2.55          9.2        3.7         (6.7)           20.4       --          204.00

*Estimate

    Malaysia, along with Singapore, experienced a sharp recession in 1985-6 owing to an excessive tight monetary policy in both countries. Since 1987 Malaysia has, however, returned to the path of high growth and low inflation. Nevertheless, over a twenty year period Malaysia ranks behind Singapore, Thailand and Hong Kong, although ahead of Indonesia in past overall economic growth. The change in the past five years has also been accompanied by an accelerated shift into manufacturing and away from the old dependence on the plantation sector. This manufacturing growth has been led by investment from Japan and Taiwan and notable national projects such as the Proton car. Malaysia is attempting to move up market into the new product areas such as electronics, car assembly and consumer goods. It is likely to be successful in doing so owing to its literate and trainable workforce. Therefore, one can be fairly confident that Malaysia's economic record will continue to be bright.

    The exchange rate of the Malaysian ringgit has been closely tied to that of the Singapore dollar which itself has been very stable if not strong against other world currencies, expecially the US dollar. Therefore, the ringgit has had a very stable record against the dollar and is likely to maintain this stability. Malaysia's foreign trade has generally been in surplus, although between 1990 and 1991 this figure fell sharply partly owing to fall-off in Malaysia's energy exports. As manufactured goods assume a larger importance in the composition of exports compared with crude oil, rubber and palm oil, Malaysia's trade position should gradually become steadier. For an investor Malaysia remains attractive although vulnerable to external shocks either in terms of commodity prices or in a fall in export demand in its principal markets. The infrastructure, high literacy rate and relative political stability in recent years are all bonus points for the country's overall image.

                                   PAKISTAN
    Pakistan, occupying an area about 800,000 square kilometers, is bounded in the south by the Arabian Sea and India. In the north are China and Afghanistan. To the west and northwest are Iran and Afghanistan. To the east is India. The capital is Islamabad. Karachi is the biggest commercial and industrial city.

    Pakistan is the world's ninth most populous country. The population is currently estimated at approximately 130 million, with an annual population growth rate of 3.0%. The national language is Urdu, although English is widely spoken and understood throughout the country.

    Pakistan was created in 1947 in response to the demands of Indian Muslims for an independent homeland, by the partition from British India of two Muslim majority areas. In 1971, a civil war in East Pakistan culminated in independence for East Pakistan (now Bangladesh). Over the past 45 years, Pakistan and India have gone to war three times and intermittent border exchanges occur at times. In particular, relations with India remain unfriendly over the disputed territory of Kashmir, with its majority Muslim population.

    Pakistan has a federal parliamentary system in which its provinces enjoy considerable autonomy. The head of state is the President, who has certain important executive powers but is generally required by the Constitution to act on the advice of the Prime Minister. The President is elected for a period of five years by the members of the National Assembly, the Senate and the four provincial assemblies. The Prime Minister may remain in office as long as he or she has the support of the National Assembly but not beyond the five-year term of Parliament. The Prime Minister is currently Ms. Benazir Bhutto, of the Pakistan Peoples Party.

    Ms. Bhutto was preceded as Prime Minister by Mr. Moeen Qureshi, who was named to head an interim government until a new government could be elected following the resignations of the Prime Minister and President in July 1993. Instead of acting as a caretaker for the term of the interim government, Mr. Qureshi instituted a number of significant policies designed to reform Pakistan's economy including new taxes on large landowners, increased utility tariffs, reduced import duties, increased autonomy of the State Bank of Pakistan and devaluation of Pakistan's currency to make exports more competitive. Although Ms. Bhutto's government has continued the implementation of many of the reforms adopted by the interim government, the permanence of these reforms depends on the political success and constancy of the new government, as to which there can be no assurance.

    The military has been, and continues to be, an important factor in Pakistani government and politics and the civilian government continues to rely on the support of the army. Ethnic unrest and troubled relations with India are also continuing problems. Recent violence and political unrest have made Pakistan a less attractive destination.

    Economic development since 1955 has taken place within the framework of successive five-year plans which established growth targets and allocations of public sector investment. In addition, annual development plans are prepared indicating yearly allocation of investment and the program for economic development in the public and private sectors.

    For most of the 1980s, the Pakistani economy showed strong growth, with GDP increasing at over 6% per annum. Over the past decade, despite a rapid increase in the labor force, real wages in both rural and urban areas rose substantially. However, the latter part of the decade was characterized by increasing fiscal and external deficits, infrastructure deficiencies and disruptions in production. In 1989, the government initiated a three-year structural adjustment program with the assistance of the International Monetary Fund. The program sought to redress the growing macroeconomic imbalances resulting from the large fiscal deficits and to increase productivity through major structural reforms in the industrial and financial sectors.

    The government of Pakistan has been heavily involved in the economy through ownership of financial and industrial enterprises, investment policies and incentives and taxation programs established in the five-year economic plans. Recent governments, however, have announced various liberalization measures including banking reforms and a number of measures designed to encourage the private sector.

    In February 1991, the government announced a 25 point liberalization and reform package. In particular, no approval would be required for the issue and transfer of shares and the issue of capital by companies in all but a few specified industries. Pakistanis residing overseas and foreign investors would be permitted to purchase listed shares and to transfer capital and dividends without approval. The government has also embarked on a major privatization program and, as of July 1994, a large number of public sector entities have been offered for sale.

    In 1992 and 1993, the rate of growth of approximately 6% attained in previous years was interrupted with an estimated GDP growth of 3%. The lower growth rate is mainly owing to a decline of 3.9% in agricultural output due to heavy rains that caused damaging floods. During the summer of 1994, there were also torrential rains, which caused flooding and crop damage. In 1994, Pakistan's established GDP growth was approximately 4%. The Government has recently downgraded its projection for economic growth for 1994-1995 from 6.9% to 5.3% attributing it to a poor cotton crop.

    In Pakistan, the Portfolio may invest in the shares of issuers listed on any of the stock exchanges in the country provided that the purchase price as certified by a local stock exchange broker is paid in foreign exchange transferred into Pakistan through a commercial bank and in the case of an off-exchange sale of listed shares, that the sale price is not less than the price quoted on any of the local stock exchanges on the date of the sale. In addition, the issuer's shares held by the Portfolio must be registered with the State Bank of Pakistan for purposes of repatriation of income, gains and initial capital. The Portfolio may also invest in the shares of unlisted and closely-held manufacturing companies provided that the sale price is certified by a Pakistani chartered accountant to be not less than the break-up value of the shares and is paid in foreign exchange transferred into Pakistan through a commercial bank. If local procedures are complied with, income, gains, and initial capital are freely repatriable after payment of any applicable Pakistani withholding taxes.

    Pakistan currently imposes a withholding tax on dividends at a rate of 15% and on interest at a rate of 46%. Under current law, the withholding rate on interest is to be reduced by three percentage points per year through 1998. There is currently no withholding tax on capital gains from listed shares. This exemption will expire in June 1998. As regards the shares of unlisted and closely held manufacturing companies, withholding tax on capital gains is currently imposed at a rate of 46%, reduced to 27 1/2% (or 25% for small amounts) if the shares are held for 12 months or more.

    The Federal Shariat Court, a constitutionally established body which has exclusive jurisdiction to determine whether any law in Pakistan violates the principals of Islam (the official State religion), ruled in November 1991 that a number of legal provisions in Pakistan violated Islamic principles relating to Riba (an Islamic term generally accepted as being analogous to interest) and instructed the government of Pakistan to conform these provisions to Islamic principles. It is believed that strict conformity with the ruling of the Shariat Court would substantially disrupt a variety of commercial relationships in Pakistan involving the payment of interest, although the extent and nature of any such disruption on the Pakistani economy, or any segment thereof (other than the banking system), is uncertain. The ruling of the Shariat Court has been appealed and will have no effect until the Shariat Appellate Bench of the Supreme Court of Pakistan renders a decision on the appeal. A hearing on the appeal was held in November 1993 but, in early 1994 at the request of the government of Pakistan, the appeal is still continuing. In addition, pursuant to the Enforcement of Shariat Act, 1991 (the "Shariat Act"), the government of Pakistan has appointed a commission to recommend steps to be taken to introduce suitable alternatives by which an economic system in Pakistan conforming to Islamic principles could be established. This commission may be in a position to propose a pragmatic approach to the requirements of the Constitution and the Shariat Act with a view to avoiding any substantial disruption to the economy of Pakistan. There can be no assurance, however, that the commission will propose such an approach or that implementation of the steps recommended by the commission or the effect of the ultimate decision of the courts in Pakistan on this issue will not adversely affect the economy in Pakistan.

                               THE PHILIPPINES
    The Philippines is a special case in Asia. Culturally and politically it has a very distinct national personality. The Roman Catholic Church plays a leading role in its national life, not least in recent political changes. The fact that the Philippines was the only American colony in Asia also gave it a very different tradition from Indonesia or Malaysia, which had similar languages but very different cultural traditions. The Spanish occupation of the previous four hundred years also left some deeper traces than the Dutch did in Indonesia.

    When speaking of political risk, however, the real problem in the Philippines has been the lack of legitimacy which has plagued successive governments and has led to the constant pendulum between dictatorship and weak democratic governments.

    The U.S. tutelage has left a lasting imprint on the country. The charismatic leadership of Magsaysay in the 1950s also left a vivid example to his successors. The attempts, in the 1960s, to solve the enormous economic problems of the Philippines, especially the rural poverty and the rapid growth of population, were not successful when pursued in a socialist direction. Marcos arrived in power in 1965 and inherited a country which still had higher living standards than most other Asian countries such as Hong Kong, Korea, Taiwan and Singapore. Therefore, judgment on his twenty year rule must be very negative as a result, if only judged as an economic failure.

    The question most investors, therefore, raise is whether the Philippines is capable of responsible government and economic planning which would give it a GNP growth rate approaching that of its Asian tiger neighbours. Many observers dismiss this prospect out of hand citing the endemic problems of corruption, political in-fighting and the lack of Confucian work ethic present in North Asia. However, there is no doubt that the Philippines possesses enormous natural advantages and it would be wrong to generalize about the whole archipelago of 7,000 islands from the political life of Manila alone. The island of Cebu, for example, has seen a successful economic transformation in the past twenty years. Manufacturing investment has grown and has begun to replace agriculture as a principal source of employment. The Philippines has a very high rate of literacy and the work ethic cannot be doubted by anyone who has employed Filipino domestic workers overseas. Their earnings are an important source of remittance back to the Philippines each year. The Filipino population in the United States is now the largest Asian ethnic group in that country approaching 2 million, mainly in California. Both natural resources, therefore, and an intelligent, hardworking population favour the country.

    Unfortunately, the political system has never been able to maintain the long-term stability for its promise to be fulfilled. The years of the Aquino government, during which democratic procedures were restored to Philippine political life, have also been disappointing in that many of the features of Washington political life have been reproduced in Manila -- continuous discord between Congress, Senate and the President, making important national decisions extremely difficult to reach. On top of that, of course, there have been the continuing attempts by the military to unseat the elected government. Although all of these have failed they have, nevertheless, done much to undermine the confidence of international investors in the political stability of the country. In particular, the failed attempt of December 1989 led to a slump in the economy and the stock market and scared away much needed foreign capital.

    There are signs that Japanese and Taiwanese investors and banks are coming back to the Philippines. Nevertheless, it can only be concluded that democracy is a fragile plant in the Philippines which may be damaged in the future as it has been in the past. There is continued rivalry for political and business influence among a small group of leading Filipino families. The press, although perhaps the freest in Asia, is considered to be irresponsible and corrupt and does much to undermine the legitimacy of the ruling government. Political risk, therefore, is judged to be higher here than in other Asian countries.

    The following table gives details of the overall economic performance of the Philippines from 1987 to 1994.

------------------------------------------------------------------------------------------------------------------
                                                                    TRADE
                             EXCHANGE       GDP                    SURPLUS/                  MARKET        MARKET
                               RATE        GROWTH                 (DEFICIT)                 YEAR-END      CAPITAL
                             AV. US $        %          CPI        (US $BN)       P/E       CLOSING       (US $BN)
                           ------------  ----------  -------  --------------  --------  ------------  ---------
     1987                     20.5         4.8            3.8      (1.0)           15.9        642.72          2.97
     1988                     21.0         6.3            8.8      (1.1)           19.6        841.65          4.20
     1989                     21.7         5.0           10.6      (2.6)           16.8      1,145.45         11.82
     1990                     27.2         2.1           12.7      (4.0)           14.3        651.78          5.73
     1991                     26.2        (1.0)          17.7      (3.2)           12.7      1,152.00         11.10
     1992                     23.6         0.0            8.9      (4.7)           13.5      1,256.00         16.00
     1993                     27.1         1.7            9.8      (6.4)           29.4      3,196.00         39.00
     1994                     26.3         4.3            9.1      (7.8)           24.5      2,786.00         56.00
     1995*                    25.8         5.4            7.7      (9.3)           19.2         --            56.00

*Estimate

    The GDP growth, which had been running at 5.5 percent average for the previous three years, fell to only 2 percent in 1990 and inflation rose to 12 percent. The peso was rather weak and the trade deficit doubled to nearly US $4 billion. The stock market tumbled by over 50 percent, from a high of 1,145 to less than 600, and the overall value of listed Philippine shares fell from US $12 billion to less than US $6 billion. Such is the real economic risk for investors of this fragile political system. Nevertheless, the recovery of confidence in early 1991 is testament to the long-term value that investors see in the country. Even if relative to its Asian neighbours the Philippines continues to have economic problems (and notably its high foreign debt), it will benefit from regional trends and it will present, from time to time, very interesting buying opportunities. The educated and literate labour force is a major resource of wages and relatively low taxes.

    At the worst point of the last years of the Marcos regime inflation in the Philippines reached 50 percent, the highest recorded in Asia during the past decade. With the strong support of the central bank under Governor Jobo Fernandez, the money supply was reined in, the peso was stabilized and inflation came down to single digits between 1986 and 1988. The tight monetary policy has been maintained and interest rates have been as high as 35 percent to control the supply of credit. Therefore, with good macroeconomic management the inflation problems in the Philippines can be contained.

    The same rule can be applied to the value of the peso which has had a poor long-term record and, despite the efforts of a strong and independent central bank, has again slid in value against the dollar in the past two years. With the benefit of strict International Monetary Fund prescriptions it is hoped that the Philippines will now be able to reschedule its foreign debt particularly with the help of the Japanese banks, stabilize the currency and maintain a reasonable growth in its export trade.

                                  SINGAPORE
    "The silent success", in the words of a Singapore government minister, of this region is based on a high literacy rate and a well-educated and trainable workforce. The investment in human capital has proven to be more important to a lasting economic growth success story than the availability of finance or technology. The demise of communism is also promoting greater confidence and political stability in the Association of South East Asian Nations (ASEAN) region, of which Singapore is the de facto financial centre.

    Essentially Singapore's aim in the 1990s will be to emulate what Hong Kong has done in Guangdong Province and the hinterland of southern China. But in Singapore's case its export of jobs and lower value added industries will be mainly to neighbouring Malaysia and, to a lesser extent, to Indonesia. The plantations in the southern part of the Malaysian peninsula depend almost entirely on the large annual in-take of illegal workers from Indonesia. With 100 million people in Java alone, Indonesia needs to provide employment for 2-3 million a year. Thus mobility of labour within ASEAN is as important, if not more so, than mobility of capital.

    Singapore is aiming its investment at Johore in Malaysia and Batam Island in Indonesia. This is the so-called growth triangle. There is a political aspect to this. Singapore is a small Chinese island surrounded by a sea of Muslims. It needs to ensure political stability among its neighbours. One of the best ways of doing this (as Hong Kong has found in southern China) is to invest and create jobs and raise per capita incomes from their present low level.

    The other aspect of political risk when considering Singapore is, of course, the handover of political power from one generation to another. Although Lee Kwan Yew stepped down as Prime Minister in 1990, he continues to wield a large influence and power behind the scenes. Nowhere in the world could it be truer to say that the state is the creation of one man, thus his succession poses a very real problem. His son, Lee Hsien Loong may not take up the post of Prime Minister for three to five years. In any case, the question of dynastic succession in a parliamentary democracy, even within a limited Confucian Chinese democracy, is, to say the least, a questionable one. Many of the elder Lee's policies, such as imposing the Mandarin Chinese language on the Singapore educational system, have aroused fierce opposition among the older, anti-communist generation of Singapore Chinese. The tight control of the media and the suppression of all political opposition or criticism of the government, the People's Action Party or the Prime Minister himself, has also aroused criticism both at home and internationally.

    But, on balance the enormous success of Lee Kwan Yew's achievement in creating modern Singapore cannot be doubted. It is clean, efficient and notably lacking in corruption compared to other Asian cities. The Central Provident Fund, which takes 35 percent of every person's income as a compulsory savings scheme, has built up an enormous reservoir of capital for future use in Singapore. Notable public works such as Changi Airport or the transport system have been the result. Long-term planning has not been as successful anywhere else, with the possible exception of Japan. The paternalistic attitude of the Singapore government towards its citizens is unlikely to change in the immediate future especially since the younger generation of Singaporeans have been thoroughly versed in the disciplined Confucian thinking and authoritarianism which characterizes the school system as well as government. Singapore also has a well run and modern citizens' army based, like the Swiss model, on an annual call-up of every able-bodied man aged between 18 and 50. The city state is thus well equipped to defend itself against any aggressor. Singapore will also benefit from the inflow of human and financial capital from Hong Kong as 1997 approaches. In this sense it does not need to change but merely to retain its present stability and attractive lifestyle in order to continue to prosper. Thus, the conclusion to be drawn is that Singapore scores an equally high rating in terms of very low political risk and a high degree of stability as Japan.

    The following table gives details of the overall economic performance of Singapore from 1987 to 1994.

------------------------------------------------------------------------------------------------------------------
                                                                    TRADE
                             EXCHANGE       GDP                    SURPLUS/                  MARKET        MARKET
                               RATE        GROWTH                 (DEFICIT)                 YEAR-END      CAPITAL
                             AV. US $        %         CPI        (US $BN)        P/E       CLOSING       (US $BN)
                           ------------  ----------  -------   --------------  --------   ------------   ---------
    1987                     2.10         9.4         0.5           (5.2)        17.8        270.34         17.86
    1988                     2.01        11.1         1.5           (4.7)        18.5      1,038.6          24.00
    1989                     1.95         9.2         2.4           (4.8)        18.3      1,481.3          35.95
    1990                     1.74         8.3         3.4           (5.3)        13.1      1,159.5          34.26
    1991                     1.62         6.7         3.4           (4.6)        18.5      1,490.7          51.20
    1992                     1.64         5.8         2.3           (4.9)        19.6      1,524.4          52.20
    1993                     1.61         9.9         2.4           (0.8)        36.0      2,426.0         132.05
    1994                     1.53        10.1         3.1           (5.9)        22.5      2,239.5         170.00
    1995*                    1.43         7.3         2.1           (4.9)        20.6         --           160.00

*Estimate
Note: Market capital figures for Singapore for incorporated companies only.

    The Singapore economy has been characterized by the highest degree of government involvement and intervention outside of the socialist world. Nevertheless, the growth rate has been quite impressive, averaging around 7-8 percent, except during the 1985-6 recession, and even more impressive has been the tight control of inflation which, along with that of Japan, has remained extremely low at below 3 percent for the past decade. The economic stability of Singapore, therefore, scores high on a comparative basis although being a small island state it is very sensitive to developments in its two main neighbours, Indonesia and Malaysia, with their large commodity-based economies. Thus, Singapore runs a regular trade deficit of around US $5 billion per annum which is easily covered by its current account surplus on invisibles. Singapore's foreign reserves held by the Monetary Authority of Singapore (MAS) and the Government Investment Corporation of Singapore (GICS) are estimated to be in excess of US $50 billion which would give this tiny Asian city state the third highest foreign exchange reserves after Japan and Taiwan.

    Thus, the overall management of "Singapore Inc." is extremely conservative, with a very high degree of self-reliance, a high savings rate and an ample cushion for unexpected global events. This financial conservatism has been reflected in the strong performance of the Singapore dollar which has advanced steadily against the US dollar during the past five years with an average appreciation of 5 percent per annum. It is reasonable to expect these trends -- high economic growth, high savings rate, low inflation and steady currency appreciation -- to continue during the 1990s.

                                  SRI LANKA
    Sri Lanka, historically known as Ceylon, is an island about 65,000 square kilometers, situated off the southeast coast of India. It has a relatively well-educated population, with nearly 25% of the 17 million Sri Lankans speaking English and a literacy rate (in Sinhalese and Tamil) of nearly 90%.

    A former British colony, Ceylon became an independent Commonwealth in 1948 and became the Democratic Socialist Republic of Sri Lanka in 1972. Sri Lanka is governed by a popularly elected President and unicameral Parliament.

    In the parliamentary elections held in August 1994, the People's Alliance led by Mrs. Chandrika Kumaratunga managed to form the government ending the 17-year regime of the United National Party. The People's Alliance has further consolidated its position by the victory of Mrs. Chandrika Kumaratunga in the presidential elections held in November 1994. Insurrection and political violence among Sri Lanka's ethnic groups including terrorist actions by the Tamil Tigers, a separatist organization, have in the past disrupted Sri Lanka's government and economy. The new government has accorded top priority for settling the ethnic conflict with the Tamils in the north and has initiated peace talks with the LTTE. Although Sri Lanka's government is currently fairly stable, there can be no assurance that such stability will continue.

    The Sri Lankan government recently has reviewed and revised laws, regulations and procedures to promote a competitive business environment, remove distortions and reduce unnecessary government regulation. The government has liberalized trade and encourages private ownership including foreign investment. Laws pertaining to tax, labor standards, customs and environmental norms have been designed to attract more investment. There are now few exchange controls, a fairly stable currency and many incentives for private investors. With guidance from the World Bank, IMF and U.S. advisers, government enterprises area being privatized, financial services liberalized, manufacturing for exports encouraged, a stock exchange formed and foreign investment actively sought. About 80% of the land in Sri Lanka is still owned by the government including most tea, rubber and coconut plantations. The government did privatize the management of these estates recently, however.

    Sri Lanka's economy is primarily agricultural, but the manufacturing and service sectors have grown greatly in the past decade, partly in response to the Sri Lankan government's efforts to diversify and liberalize its economy. In 1991, gross foreign exchange earnings from apparel exports exceeded earnings from the entire agricultural sector (tea, rubber and coconut) for the first time.

    The financial system is reasonably sophisticated and basic legislation for private corporations is in place. Commercial banks are the principal source of finance. However, the increase in net government borrowing (because of budget deficits) has reduced credit to the private sector. Inflation, which was about 21% in 1990, has come down to approximately 10-11% but remains a concern.

    Sri Lanka is actively working to improve its basic infrastructure. A $500 million expansion of the telecommunications network has begun. The Colombo Container Port - the 25th busiest in the world - is expected to increase its capacity soon, and new dry dock services are under construction.

    The economic statement announced by the new government in January 1995 attempts a careful balance between the compulsions for welfare measures and the need for attracting fresh investments. The privatization program is scheduled to continue with the private sector given a major role in infrastructure development. The new government has also presented its maiden budget in February 1995 in which it has tried to do a delicate balancing act between an extensive array of consumer subsidies on wheat, diesel and fertilizers with a steep cut in import tariffs on consumer goods.

    In Sri Lanka, the Portfolio may invest in the shares of exchange-listed issuers, subject to certain limitations for specific sectors of the economy. Sri Lanka imposes 15% withholding tax on dividends and interest but does not impose withholding tax on capital gains of listed shares. Unlisted shares are subject to a maximum capital gains tax of 35%.

                                    TAIWAN
    Taiwan is the most invisible country on the planet, and Taiwan is recognized by very few countries, mostly small island states like itself in the South Pacific and the Caribbean. And yet it is an oriental paradox -- it has a financial and diplomatic influence which is out of all proportion to its small size. For historical and cultural reasons Taiwan stands between China and Japan. (The slow pace of the Sino-Japanese relationship since 1972 may be partly caused by this conundrum.)

    Indeed, if Taiwan is now going to be brought back into the fold it is also reasonable to expect the level of Japanese investment and trade in China to accelerate. It is very probable that Japan will use Taiwan as a "middle-man" for trade and investment in China.

    Taiwan is dependent on its close relationship with the United States and its very successful diplomacy and public relations campaign which, ever since Madame Chiang Kai-Shek's days in the 1940s has sustained a high level of sympathy in Washington for the Nationalist regime. Taiwan also has close relations with South Africa, from which it buys essential raw materials such as coal, and also with Israel, with whom it has had military as well as trade links.

    For all these reasons, much of the real Taiwan has been hidden for many years. It is misunderstood by Westerners -- the country has been the most difficult of all Asian countries to follow and understand. However, since the lifting of martial law in 1987 much of this has changed. People in Taipei are again willing to talk openly and it is possible to begin to understand the sense in which Taiwan has become a repository of much of the best of the old Chinese traditions. In Taiwan can be found many of the old Chinese arts -- a strong family life, Confucianism, a flourishing trade in traditional Chinese medicines, the martial arts, an excellent standard of Chinese movies and television, and the tradition of Chinese law.

    Nevertheless, the basic geopolitical fact about Taiwan is that it sits under the shadow of mainland China and under the threat of reunification, whether peaceful or by military means. However in the last few years and especially since June 1989, the leadership of the Communist Party in Peking and in Taipei have begun, for the first time since 1949, to have serious talks and regular communication. At the same time the flow of investment from Taiwan into mainland China, especially into the neighbouring province of Fujian, has grown dramatically and the two-way trade is now approaching US $4 billion annually. In the early days of this two-way business, the authorities in Taipei turned a blind eye to the many small projects that Taiwanese businesspeople were embarking upon with PRC partners. Also, there was an enormous increase in the number of annual visitors from Taiwan into China. Along with the travel and tourism came the investment and it is now estimated that there is over US $500 million of direct Taiwanese capital in plants and small businesses in China. Many of the most successful toy and electronics factories in Shenznen, across the border from Hong Kong, are owned and managed by Taiwanese. Speaking Mandarin or the Fujianese dialect, they have the same natural advantage in dealing with mainland officials and businesspeople that the Hong Kong Cantonese have with the inhabitants of Guangdong Province.

    So the analysis of risk and reward in Taiwan must already take account of this rapidly growing economic integration between Taiwan and China which, has led to over 30 percent of Taiwan's trade being with the mainland and that the total investment from Taiwan to China may approach US $5 billion or even US $10 billion. As with Hong Kong, increasingly an investment in Taiwan will be seen indirectly as a "play" or an investment in China itself. Nevertheless, Taiwan remains a free capitalist enclave with some very successful entrepreneurial and export-oriented companies. The government's role in the economy is relatively small. It has pursued consistently, since 1950, a laissez-faire policy which allows small family run companies typically to change their product line every two or three years to meet the demands of American or other international clients. Statistics clearly indicate that the exports strengths, which have powered the Taiwanese economic boom for thirty or forty years, remain intact despite the shortage of skilled labour, the high cost of labour and the strong New Taiwan dollar, which has impelled many Taiwanese businesspeople to shift their production to Thailand, the Philippines, and Malaysia as well as China. The best measure of Taiwan's economic success is in its US $80 billion of foreign exchange reserves.

    What then is the real risk to Taiwan? After Hong Kong is taken over in 1997 Taiwan will appear more isolated and it will have lost its neutral meeting point with China which the British colony has represented. On the other hand, by that time Taiwan and China may have grown sufficiently close in economic, if not in political, terms that Hong Kong will have become unnecessary. Direct trade and investment are already commencing. Some form of political agreement allowing for Taiwan's autonomy, if not independence, may be worked out. The one country two systems formula applied to Hong Kong and Macau was always designed by Peking with the objective of regaining Taiwan in the long term. That long term may not be as long as some observers have predicted. The passing away of the older generation who fought in the bitter civil wars between the communists and the KMT from 1927 to 1949 will remove much of the bitterness and open up the way for a new dialogue between the younger leaders in the two Chinas.

    The strongest argument for a political compromise and a formula for coexistence is the natural complementarity of the two Chinese communities on an economic basis. China has the labour, the land and the resources. Taiwan has the capital, the technology and the trained entrepreneurs. A formidable Chinese Economic Community could be a reality before the end of the century. However, a more pessimistic view would be to see a return to ideological extremism in Peking resulting in a renewed cold war across the Taiwan Straits, a cut off of business and cultural links, and a potential military conflict. Even in this very gloomy scenario Taiwan may be able to defend itself and maintain its economic prosperity because it will still have the economic support of both Japan and the United States. Between 1960 and 1994, Taiwan's GNP grew from less than $2 billion to over $240 billion. The economic growth has been accompanied by a transformation of domestic production from labor intensive to capital intensive industries in the 1970s and finally to higher technology industries in the 1980s. With over $92 billion, Taiwan has the world's largest foreign exchange reserves. Taiwan companies continue to be attracted by China's low labor costs, inexpensive land and less rigid environmental rules. It is estimated that accumulated Taiwanese investment in China exceeds $3 billion. Taiwanese listed companies include a number which invested indirectly in China, primarily in the textiles, food and rubber industries. Given the proximity of Taiwan to China, the cultural homogeneity and the compelling economic incentive for further investment, the primary obstacle to greater investment flows has been the prohibition by Taiwanese authorities of direct investment in China. Based on discussions with Taiwanese companies and the trend toward greater liberalization by the government of investment in China, the Adviser believes that over the next several years the scope for investment by Taiwanese companies in China will widen substantially and that many more companies listed on the Taiwan Stock Exchange Corp. will have significant interests in China.

    The following table gives details of the overall economic performance of Taiwan from 1987 to 1994.

------------------------------------------------------------------------------------------------------------------
                                                                    TRADE
                             EXCHANGE       GDP                    SURPLUS/                  MARKET        MARKET
                               RATE        GROWTH                 (DEFICIT)                 YEAR-END      CAPITAL
                             AV. US $        %         CPI        (US $BN)        P/E       CLOSING       (US $BN)
                           ------------  ----------  -------   --------------  --------   ------------   ---------
     1987                    31.85         12.3        0.5          18.7           28.7      2,339.26      48.45
     1988                    28.57          7.3        1.3          10.9           68.9      5,119.11     120.1
     1989                    26.41          7.6        4.4          14.0           92.0      9,624.18     240.0
     1990                    26.39          6.9        4.1          14.9           33.0      4,530.16     112.4
     1991                    25.50          7.3        3.6          15.7           28.0      4,600.67     123.7
     1992                    25.20          6.1        4.5          12.5           30.1      3,377.06     100.1
     1993                    27.00          6.2        2.9           7.8           30.3      6,071.00     191.0
     1994                    26.36          6.5        4.1           7.8           22.6      7,125.00     242.1
     1995*                   27.30          6.6        3.4           --            16.2         --        186.7

*Estimate

    The risks for an investor in The Taiwan Stock Exchange Corp. are specifically those of a highly priced and highly volatile securities market with very weak regulations and poor accounting standards. It was once estimated that, out of 140 listed companies in Taiwan, perhaps twenty or thirty counters were those of companies which were technically bankrupt. Investors take little account of security analysis or of the investment fundamentals which might count more for long-term Western investors. The speculative atmosphere of The Taiwan Stock Exchange Corp. does, therefore, portray a high degree of risk. However, the New Taiwan (NT) dollar is a very steady currency in relation to the U.S. dollar. The economy of the island has shown a steady and non-inflationary growth rate and savings are very high in relation to disposable income.

    The most important risk to consider for a Western investor trying to get into the Taiwanese market is the choice of a trustworthy and reliable local partner. This is much more difficult to achieve in Taiwan than in, say Hong Kong, where the British legal and commercial system and the educational system are more familiar. Taiwan has a purely Chinese culture and way of life even though most of the younger business people are educated in the universities of the United States and many have PhDs. Nevertheless, the way of doing business remains a traditional Chinese way. Therefore, nothing can be achieved by means of legal contracts or agreements in the accepted Western sense. Even more than in China, Taiwan depends on the personal contact and trust between the two individuals involved. Many Western banks have come to grief in their pursuit of the elusive Taiwan millionaires in the private banking sector and in their corporate loans to apparently sound Taiwanese companies, which either cannot or will not repay. Recourse is very hard to enforce and the legal system is undeveloped. These are the major risks in doing business in Taiwan but the potential rewards should not be underestimated. Those who have had a long-term commitment to the island republic, have had good contacts with the government and have done business in the Chinese way with a good local Chinese partner have been able to demonstrate very good long-term returns on their investments. In addition, the links that Taiwan business people have built around the globe, in the United States in particular but also increasingly in Canada, where they have followed Hong Kong investors into Bristish Columbia, in Australia, in the Philippines and in Bangkok, are impressive.

                                   THAILAND
    Thailand is unique in South East Asia in that it has escaped the colonial experience and maintained its freedom and independence. In addition, the monarchy plays a key role in maintaining the country's political stability and independence. It is, nevertheless, sobering to realize that since the absolute monarchy was ended in 1932 there have been no less than twenty-one coup d'etats, of which twelve have been successful. The recent international perception of Thailand was very much coloured by the experience of the past fifteen years as there had been no successful coup d'etat since 1977. Thus the one that took place in February 1991 was a surprise to many foreign observers and investors, although it had broad popular support and the tacit blessing of King Bhumibol himself. The army was felt to be acting not only to further its own cause but to stamp out political corruption and restore, within a period of six months, a democratically elected government. The Cabinet, which was put in place immediately after this coup, contained fifteen PhDs out of a total of twenty-three ministers, and the generals were in a small minority compared to the businesspeople, diplomats and civil servants with a record of disinterested public service. Thus it seems that Thailand in the 1990s will remain democratic but that the King and the army will continue to play a role which would be described in a Western democracy as that of "checks and balances" on the excesses of elected politicians.

    Political risk in Thailand needs to be seen in this cultural context. Thailand has been given a higher rating for political stability because of the existence of the monarchy first of all. King Bhumibol, who has been on the throne since 1946, commands enormous personal respect and popular reverence. It is impossible, therefore, for any government or military group to gain power without his tacit approval. This factor mitigates much of the instability which may be suggested by the record for the past sixty years of attempted military coups. At the same time Thailand has differed from its neighbours Burma and Vietnam in possessing a free and independent peasant population which has, on the whole, enjoyed a higher standard of living than their neighbours and, therefore, the communist movement has never made much headway among the rural people. On the other hand again, Thailand's extraordinary economic growth in the 1980s (averaging 10 percent per annum) has put great strains not only on the urban environment because of traffic jams and pollution, but also on the social and family system. Many rural families have been forced to send their teenage children to the cities to find employment. The contrast of living standards between Bangkok and the north east provinces (an estimated per capital income would be perhaps US $2,500 per annum for the former and less than US $500 per annum for the latter) must eventually create social tensions and potential unrest. The laissez-faire policy of the Bangkok government has thus far worked extremely well although the lack of planning, in terms of the proliferation of factories around the capital, leaves something to be desired.

    The fact that Thailand is a majority Buddhist country may do much to explain the non-violent changes of power and exchanges of politically different views which characterizes its public life. So, along with the monarchy, Buddhism must be counted as a major factor of political stability. The army is the third element which can be considered, on balance, to be a positive factor. During the 1970s when it seemed more than probable that Thailand would bear out the Pentagon "domino theory" by which each country in succession -- China in 1949, North Vietnam in 1954, South Vietnam in 1975, Laos, Cambodia in 1975-7...Thailand, Malaysia, Singapore -- would fall to the irresistible southward movement of the communist militias. But Thailand was the point at which communism stumbled and fell back. Much of this has to do with the professionalism of the army and the basic resistance of the people to a foreign ideology. As Siam had resisted British and French colonial pressure in the nineteenth century, so Thailand in the twentieth century resisted the Marxist Leninist dictatorship which engulfed its once prosperous neighbour, Vietnam.

    Thailand is, finally, the most open country to foreigners and receives almost 5 million tourists a year. The self-confidence and strong sense of cultural identity of the Thai people is in no way diminished by the superlative standards of service which characterize their hotels, tourist resorts and airlines. Any independent observer or visitor to Thailand can, therefore, assess the real nature of the underlying social stability of the country which supports the high degree of political stability predicted for the country.

    The following table gives details of the overall economic performance of Thailand from 1987 to 1994.

------------------------------------------------------------------------------------------------------------------
                                                                    TRADE
                             EXCHANGE       GDP                    SURPLUS/                  MARKET        MARKET
                               RATE        GROWTH                 (DEFICIT)                 YEAR-END      CAPITAL
                             AV. US $        %         CPI        (US $BN)        P/E       CLOSING       (US $BN)
                           ------------  ----------  -------   --------------  --------   ------------   ---------
     1987                    25.72          9.5        2.5         (1.6)            9.3      284.99         5.4
     1988                    25.29         13.2        3.9         (3.9)           16.3      386.73         8.86
     1989                    25.70         12.2        5.4         (5.4)           26.4      879.19        25.67
     1990                    25.56         10.0        6.0         (9.9)           13.8      612.86        23.86
     1991                    25.05          8.2        5.7         (9.6)           15.6      711.40        35.7
     1992                    25.49          7.5        4.1         (8.5)           15.2      893.40        58.20
     1993                    25.50          7.8        4.8         (9.2)           27.6    1,183.00       130.0
     1994                    25.10          8.2        5.0         (9.5)           21.3    1,360.00       150.0
     1995*                   24.90          8.8        5.2        (11.9)           17.6       --          140.0

*Estimate

    Thailand's economy has been the fastest growing in the world for the past three years. The take-off really began in 1986-7 with the flood of new foreign investment into the country, largely from Japan and Taiwan. The rapid appreciation of the Japanese yen against the dollar in 1985-6 forced many Japanese manufacturers to consider moving some of the low technology, low labour cost activities, such as textiles, consumer electronics and footwear, offshore. Thailand was a natural destination for Japan's industrialists, made easier by the low degree of red tape and bureaucratic delays. Hence as the figures published by the Board of Investment between 1985 and 1992 show the rising tide of foreign capital was a major cause of Thailand's economic boom. GDP growth reached over 12 percent in 1988 and 1989 and it seems likely that in the 1990s Thailand can sustain a medium-term growth of nearly 7 percent annually in real terms.

    There has been a large shift away from agriculture towards manufacturing. As recently as 1980, 50 percent of Thailand's exports consisted of rice and tapioca and other agricultural products. By 1990, 75 percent of the total volume of exports were manufactured goods, mainly from the newly established assembly plants in Bangkok and the south. This has resulted in large changes in employment and moves of populations. Nevertheless, the profound change in the structure of Thailand's economy has been well absorbed and sets the stage for a move into higher value added products in the years up to 2000.

    It is surprising, considering the very high rate of economic growth that the economy has experienced, that prices, as measured by the consumer price index, have been kept under control. The last serious bout of inflation in Thailand occurred during the two oil crises, first in 1973-4 when the CPI touched 24 percent and then again in 1980-1 when there was a resurgence of inflation to nearly 20 percent. In the later 1980s, and thanks largely to a more stable oil price, inflation has been held in single digits and has not exceeded 6 percent. Nevertheless, the boom of the past three years, particularly in Bangkok, has led to a rapid escalation of real estate values and rents. It is likely that the slowdown in the economy in 1991 will result in a lower inflation rate and, therefore, it is expected that Thailand's inflation will be held at 5 percent or below in the next few years.

    Once again the record is one of extraordinary stability. The Thai baht has been carefully managed by the Bank of Thailand against a basket of currencies which is thought to be around 80 percent dollars and 20 percent yen. When measured against the U.S. dollar it has resulted in a very small annual variation of less than 3 or 4 percent. In fact, during the last six years there has been virtually no change in the value of the baht compared with the dollar. Clearly, the weaker dollar of the 1985-90 period has favoured Thailand's exports. (The same effect is observable with the Hong Kong dollar which is also pegged to the American unit.) Therefore, it is expected that Thailand's currency will remain extremely stable in dollar terms in the future.

                     STATEMENT OF ADDITIONAL INFORMATION
                                   PART II

    This Part II provides information about EV MARATHON ASIAN SMALL COMPANIES FUND. The Fund became a series of the Trust on _____, 1996.

                              FEES AND EXPENSES
ADVISER
    No fees paid to date.

MANAGER AND ADMINISTRATOR
    No fees paid to date.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1997 and may be continued as described under "Distribution Plan" in this Part II. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. The Fund has not made any sales commission payments to the Principal Underwriter to date. The Fund expects to begin accruing for its service fee payments during the quarter ending June 30, 1997.

PRINCIPAL UNDERWRITER
    No fees paid to date.

BROKERAGE
    No fees paid to date.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) For the fiscal year ending August 31, 1996, it is estimated that the noninterested Trustees of the Trust and the Portfolio will receive the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended December 31, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                ESTIMATED       ESTIMATED
                                AGGREGATE       AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION    COMPENSATION     FROM TRUST AND
  NAME                         FROM FUND      FROM PORTFOLIO     FUND COMPLEX
  ----                        ------------    --------------  ------------------
  Donald R. Dwight ...........     $8             $80            135,000(2)
  Samuel L. Hayes, III .......      8              80             150,000(3)
  Norton H. Reamer ...........      8              80             135,000
  John L. Thorndike ..........      8              80             140,000
  Jack L. Treynor ............      8              80             140,000
----------
(1) The Eaton Vance fund complex consists of 219 registered investment companies or series thereof.
(2) Includes $35,000 of deferred compensation.
(3) Includes $33,750 of deferred compensation.

                            PRINCIPAL UNDERWRITER
    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares and will pay the Principal Underwriter $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.

                              DISTRIBUTION PLAN
    The Distribution Plan (the "Plan") is described in the prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the national Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of
 .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments made by its corresponding Portfolio, the expenses of the Fund and of its corresponding Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of its corresponding Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Fund's Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of Uncovered Distribution Charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges theretofore paid or payable to the Principal Underwriter less all amounts theretofore paid or payable to the Principal Underwriter by the Adviser in consideration of the former's distribution efforts, will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Marathon Group of Funds which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the the Plan.

    As currently implemented by the Trustees, the Fund's Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in this Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the management fee payable to Eaton Vance by the Fund and the administration fees payable to Eaton Vance by the Portfolio) resulting from sale of Fund shares and through amounts paid to the Principal Underwriter, including contingent deferred sales charges pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    The Plan provides that it shall continue in effect for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of the Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees believe that the Plan will be a significant factor in the expected growth of the Fund's assets, resulting in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     As of January 31, 1996, Eaton Vance owned one share of the Fund, being the only share of the Fund outstanding on such date. Eaton Vance is a Massachusetts business trust and a wholly-owned subsidiary of EVC.

[LOGO]

EV MARATHON

ASIAN SMALL

COMPANIES FUND



STATEMENT OF ADDITIONAL INFORMATION

APRIL 17, 1996



EV MARATHON ASIAN SMALL
COMPANIES FUND
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------
SPONSOR AND MANAGER OF EV MARATHON ASIAN SMALL COMPANIES FUND
Administrator of Asian Small Companies Portfolio
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

ADVISER OF ASIAN SMALL COMPANIES PORTFOLIO
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA02110


                                                                          M- SAI

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART II

    This Part II provides information about EV TRADITIONAL ASIAN SMALL COMPANIES FUND. The Fund became a series of the Trust on __________, 1996.

                                FEES AND EXPENSES

ADVISER
    No fees paid to date.

MANAGER AND ADMINISTRATOR
    No fees paid to date.

DISTRIBUTION PLAN
    The Fund has not paid any distribution fees to the Principal Underwriter to date. The Fund expects to begin accruing for its service fee payments during the quarter ending June 30, 1997.

PRINCIPAL UNDERWRITER
    No fees paid to date.

BROKERAGE
    No fees paid to date.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) For the fiscal year ending August 31, 1996, it is estimated that the noninterested Trustees of the Trust and the Portfolio will receive the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended December 31, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                ESTIMATED       ESTIMATED
                                AGGREGATE       AGGREGATE     TOTAL COMPENSATION
                              COMPENSATION    COMPENSATION     FROM TRUST AND
  NAME                         FROM FUND      FROM PORTFOLIO     FUND COMPLEX
  ----                        ------------    --------------  ------------------
Donald R. Dwight .............      $8            $80           $135,000(2)
Samuel L. Hayes, III .........       8             80            150,000(3)
Norton H. Reamer .............       8             80            135,000
John L. Thorndike ............       8             80            140,000
Jack L. Treynor ..............       8             80            140,000
----------
(1) The Eaton Vance fund complex consists of 219 registered investment companies or series thereof.
(2) Includes $35,000 of deferred compensation.
(3) Includes $33,750 of deferred compensation.

                            SERVICES FOR ACCUMULATION
    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

    INTENDED QUANTITY INVESTMENT -- STATEMENT OF INTENTION. If it is anticipated that $100,000 or more of Fund shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

    RIGHT OF ACCUMULATION -- CUMULATIVE QUANTITY DISCOUNT. The applicable sales charge level for the purchase of Fund shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his or her account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund for which Eaton Vance acts as investment adviser or administrator at the time of purchase. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For example, if the shareholder owned shares valued at $80,000 in the Fund, and purchased an additional $20,000 of Fund shares, the sales charge for the $20,000 purchase would be at the rate of 3.75% of the offering price (3.90% of the net amount invested) which is the rate applicable to single transactions of $100,000. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or his or her financial service firm ("Authorized Firm") must provide Eaton Vance Distributors, Inc. (the "Principal Underwriter") (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                              PRINCIPAL UNDERWRITER
    Shares of the Fund may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

    The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Fund's current Prospectus (see "How to Buy Fund Shares"). Such table is applicable to purchases of the Fund alone or in combination with purchases of the other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.

    The table is also presently applicable to (1) purchases of Fund shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter through one dealer aggregating $100,000 or more made by any of the persons enumerated above within a thirteen-month period starting with the first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of the Fund pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Fund shares for the assets of such investment company. Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director, trustee or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Shares may also be sold at net asset value to registered representatives and employees of certain investment dealers and to such person's spouses and children under the age of 21 and their beneficial accounts.

    The Trust reserves the right to suspend or limit the offering of shares of the Fund to the public at any time.

    The Principal Underwriter acts as principal in selling shares of the Fund under the Distribution Agreement with the Trust on behalf of the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of its Trustees who are not interested persons of the Principal Underwriter or the Trust), may be terminated on six months' notice by either party, and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. See "How to Buy Shares" in the Fund's current Prospectus for the discount allowed to Authorized Firms on the sale of Fund shares. The Principal Underwriter may allow, upon notice to all Authorized Firms, with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

     The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares and will pay the Principal Underwriter $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.

                                DISTRIBUTION PLAN
    As described in the Prospectus, in addition to the fees and expenses described herein, the Fund finances distribution activities and bears expenses associated with the distribution of its shares and the provision of certain personal and account maintenance services to shareholders pursuant to a distribution plan designed to meet the requirements of Rule 12b-1 under the 1940 Act (the "Plan").

    Pursuant to such Rule, the Plan has been approved by the sole initial shareholder of the Fund and by the Board of Trustees of the Trust (including a majority of those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan). Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan remains in effect through April 28, 1997 and from year to year thereafter, provided such continuance is approved annually by a vote of the Board of Trustees and by a majority of those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by a vote of a majority of the outstanding voting securities of the Fund. If the Plan is terminated or not continued in effect, the Fund has no obligation to reimburse the Principal Underwriter for amounts expended by the Principal Underwriter in distributing shares of the Fund. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

    The Plan is intended to compensate the Principal Underwriter for its distribution services to the Fund by paying the Principal Underwriter monthly distribution fees in connection with the sale of shares of the Fund. The quarterly service fee paid by the Fund under the Plan is intended to compensate the Principal Underwriter for its personal and account maintenance services and for the payment by the Principal Underwriter of service fees to Authorized Firms.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As of January 31, 1996, Eaton Vance owned one share of the Fund, being the only share of the Fund outstanding on such date. Eaton Vance is a Massachusetts business trust and a wholly-owned subsidiary of EVC.

                                                                    [LOGO]
EV TRADITIONAL

ASIAN SMALL

COMPANIES FUND



STATEMENT OF ADDITIONAL INFORMATION

APRIL 17, 1996



EV TRADITIONAL ASIAN SMALL
COMPANIES FUND
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------
SPONSOR AND MANAGER OF EV TRADITIONAL ASIAN SMALL COMPANIES FUND
Administrator of Asian Small Companies Portfolio
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

ADVISER OF ASIAN SMALL COMPANIES PORTFOLIO
Lloyd George Investment Management (Bermuda) Limited
3808 One Exchange Square, Central, Hong Kong

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                       T-CGSAI

                                    PART C

                              OTHER INFORMATION
ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS

        INCLUDED IN PART A:
          For EV Marathon Asian Small Companies Fund:
            Not Applicable
          For EV Traditional Asian Small Companies Fund:
            Not Applicable

        INCLUDED IN PART B:
          For:
          EV Marathon Asian Small Companies Fund
          EV Traditional Asian Small Companies Fund
                    Financial Statements for Asian Small Companies Portfolio:

                      Statement of Assets and Liabilities as of January 31, 1996 Independent Auditors' Report
     (B) EXHIBITS:

   (1)(a)        Declaration of Trust dated May 25, 1989.       Filed as Exhibit (1)(a) to Post-Effective
                                                                Amendment No. 59 and incorporated herein by
                                                                reference.
      (b)        Amendment to the Declaration of Trust          Filed as Exhibit (1)(b) to Post-Effective
                 dated August 18, 1992.                         Amendment No. 59 and incorporated herein by
                                                                reference.

      (c)        Amendment and Restatement of                   Filed as Exhibit (1)(c) to Post-Effective
                 Establishment and Designation of Series        Amendment No. 61 and incorporated herein by
                 of Shares dated October 23, 1995.              reference.

      (d)        Form of Amendment and Restatement of           Filed herewith.
                 Establishment and Designation of Series
                 of Shares.

   (2)(a)        By-Laws                                        Filed as Exhibit (2)(a) to Post-Effective
                                                                Amendment No. 59 and incorporated herein by
                                                                reference.

      (b)        Amendment to By-Laws dated December 13,        Filed as Exhibit (2)(b) to Post-Effective
                 1993.                                          Amendment No. 59 and incorporated herein by
                                                                reference.

   (3)           Not applicable

   (4)           Not applicable

   (5)(a)        Investment Advisory Agreement with Eaton       Filed as Exhibit (5)(a) to Post-Effective
                 Vance Management for EV Marathon Gold &        Amendment No. 59 and incorporated herein by
                 Natural Resources Fund dated August 15,        reference.
                 1995.

      (b)        Management Contract with Eaton Vance           Filed as Exhibit (5)(b) to Post-Effective
                 Management for Eaton Vance Greater China       Amendment No. 59 and incorporated herein by
                 Growth Fund.                                   reference.

      (c)        Management Contract with Eaton Vance           Filed as Exhibit (5)(c) to Post-Effective
                 Management for EV Marathon Greater China       Amendment No. 59 and incorporated herein by
                 Growth Fund dated June 7, 1993.                reference.

      (d)        Management Contract with Eaton Vance           Filed as Exhibit (5)(d) to Post-Effective
                 Management for EV Classic Greater China        Amendment No. 59 and incorporated herein by
                 Growth Fund dated December 17, 1993.           reference.

      (e)        Management Contract with Eaton Vance           Filed as Exhibit (5)(e) to Post-Effective
                 Management for EV Marathon Information         Amendment No. 61 and incorporated herein by
                 Age Fund.                                      reference.

      (f)        Management Contract with Eaton Vance           Filed as Exhibit (5)(f) to Post-Effective
                 Management for EV Traditional                  Amendment No. 61 and incorporated herein by
                 Information Age Fund.                          reference.

      (g)        Management Contract with Eaton Vance           Filed as Exhibit (5)(g) to Post-Effective
                 Management for EV Classic Information          Amendment No. 61 and incorporated herein by
                 Age Fund.                                      reference.

      (h)        Form of Management Contract with Eaton         Filed herewith.
                 Vance Management for EV Marathon Asian
                 Small Companies Fund.

      (i)        Form of Management Contract with Eaton         Filed herewith.
                 Vance Management for EV Traditional
                 Asian Small Companies Fund.

   (6)(a)(1)     Distribution Agreement with Eaton Vance        Filed as Exhibit (6)(a)(1) to Post-Effective
                 Distributors, Inc. dated August 30,            Amendment No. 59 and incorporated herein by
                 1989.                                          reference.

      (a)(2)     Distribution Agreement with Eaton Vance        Filed as Exhibit (6)(a)(2) to Post-Effective
                 Distributors, Inc. for Eaton Vance             Amendement No. 59 and incorporated herein by
                 Greater China Growth Fund.                     reference.

      (a)(3)     Distribution Agreement with Eaton Vance        Filed as Exhibit (6)(a)(3) to Post-Effective
                 Distributors, Inc. for EV Marathon             Amendment No. 59 and incorporated herein by
                 Greater China Growth Fund dated June           reference.
                 7,1993.

      (a)(4)     Distribution Agreement with Eaton Vance        Filed as Exhibit (6)(a)(4) to Post-Effective
                 Distributors, Inc. for EV Classic              Amendment No. 59 and incorporated herein by
                 Greater China Growth Fund.                     reference.

      (a)(5)     Distribution Agreement with Eaton Vance        Filed as Exhibit (6)(a)(5) to Post-Effective
                 Distributors, Inc. for EV Classic Growth       Amendment No. 59 and incorporated herein by
                 Fund.                                          reference.

      (a)(6)     Distribution Agreement with Eaton Vance        Filed as Exhibit (6)(a)(6) to Post-Effective
                 Distributors, Inc. for EV Marathon             Amendment No. 59 and incorporated herein by
                 Growth Fund.                                   reference.

      (a)(7)     Distribution Agreement with Eaton Vance        Filed as Exhibit (6)(a)(7) to Post-Effective
                 Distributors, Inc. for EV Marathon             Amendment No. 61 and incorporated herein by
                 Information Age Fund.                          reference.

      (a)(8)     Distribution Agreement with Eaton Vance        Filed as Exhibit (6)(a)(8) to Post-Effective
                 Distributors, Inc. for EV Traditional          Amendment No. 61 and incorporated herein by
                 Information Age Fund.                          reference.

      (a)(9)     Distribution Agreement with Eaton Vance        Filed as Exhibit (6)(a)(9) to Post-Effective
                 Distributors, Inc. for EV Marathon Gold        Amendment No. 59 and incorporated herein by
                 & Natural Resources Fund dated August          reference.
                 15, 1995.

      (a)(10)    Distribution Agreement with Eaton Vance        Filed as Exhibit (6)(a)(10) to Post-Effective
                 Distributors, Inc. for EV Classic              Amendment No 61 and incorporated herein by
                 Information Age Fund                           reference.

      (a)(11)    Form of Distribution Agreement with            Filed herewith.
                 Eaton Vance Distributors, Inc. for EV
                 Marathon Asian Small Companies Fund.

      (a)(12)    Form of Distribution Agreement with            Filed herewith.
                 Eaton Vance Distributors, Inc. for EV
                 Traditional Asian Small Companies Fund.

      (b)        Selling  Group Agreements between Eaton        Filed as Exhibit (6)(b) to Post-Effective
                 Vance Distributors, Inc. and Authorized        Amendment No 61 and incorporated herein by
                 Firms.                                         reference.

      (c)        Schedule of Dealer Discounts and Sales         Filed as Exhibit (6)(c) to Post-Effective
                 Charges.                                       Amendment No. 59 and incorporated herein by
                                                                reference.

   (7)           The Securities and Exchange Commission
                 has granted the Registrant an exemptive
                 order that permits the Registrant to
                 enter into deferred compensation
                 arrangements with its indepen- dent
                 Trustees. See in the Matter of Capital
                 Exchange Fund, Inc., Release No. IC-
                 20671 (November 1, 1994).

   (8)(a)        Custodian Agreement with Investors Bank        Filed as Exhibit (8) to Post-Effective Amendment
                 & Trust Company dated November 7, 1994.        No. 59 and incorporated herein by reference.
      (b)        Amendment to Custodian Agreement witn          Filed as Exhibit (8)(b) to Post-Effective
                 Investors Bank & Trust Company dated           Amendment No. 61 and incorporated herein by
                 October 23, 1995.                              reference.

   (9)(a)        Administrative Services Agreement with         Filed as Exhibit (9)(a) to Post-Effective
                 Eaton Vance Management for EV                  Amendment No. 59 and incorporated herein by
                 Traditional Growth Fund.                       reference.

      (b)        Administrative Services Agreement with         Filed as Exhibit (9)(b) to Post-Effective
                 Eaton Vance Management for EV Classic          Amendment No. 59 and incorporated herein by
                 Growth Fund.                                   reference.

      (c)        Administrative Services Agreement with         Filed as Exhibit (9)(c) to Post-Effective
                 Eaton Vance Management for EV Marathon         Amendment No. 59 and incorporated herein by
                 Growth Fund.                                   reference.

      (d)        Transfer Agency Agreement dated June 7,        Filed as Exhibit (9)(d) to Post-Effective
                 1989.                                          Amendment No. 59 and incorporated herein by
                                                                reference.

      (e)        Amendment to Transfer Agency Agreeement        Filed as Exhibit (9)(e) to Post-Effective
                 dated February 1, 1993.                        Amendment No. 59 and incorporated herein by
                                                                reference.

  (10)           Not Applicable

  (11)           Consent of Independent Auditors for            Filed herewith.
                 Asian Small Companies Portfolio.

  (12)           Not applicable

  (13)           Not applicable

  (14)   (1)     Vance, Sanders Profit Sharing Retirement       Filed as Exhibit (8)(b)(1) to Post-Effective
                 Plan for Self-Employed Persons with            Amendment No. 28 and incorporated herein by
                 Adoption Agreement and instructions.           reference.

         (2)     Eaton & Howard, Vance Sanders Defined          Filed as Exhibit (14)(2) to Post-Effective
                 Contribution Prototype Plan and Trust          Amendment No. 29 and incorporated herein by
                 with Adoption Agreements:                      reference.

                 (1) Basic Profit-Sharing Retirement
                     Plan.

                 (2) Basic Money Purchase Pension Plan.

                 (3) Thrift Plan Qualifying as Profit-
                     Sharing Plan.

                 (4) Thrift Plan Qualifying as Money
                     Purchase Plan.

                 (5) Integrated Profit-Sharing Retirement
                     Plan.

                 (6) Integrated Money Purchase Pension
                     Plan.

         (3)     Individual Retirement Custodian Ac-            Filed as Exhibit 18 to Post-Effective Amendment
                 count (Form 5305A) and Instructions.           No. 24 on Form S-5, File #2-22019  and
                                                                incorporated herein by reference.

  (15)(a)        Service Plan dated July 7, 1993 pursuant       Filed as Exhibit (15)(a) to Post-Effective
                 to Rule 12b-1 under the Investment             Amendment No. 59 and incorporated herein by
                 Company Act of 1940 for EV Traditional         reference.
                 Growth Fund.

      (b)        Distribution Plan pursuant to Rule 12b-1       Filed as Exhibit (15)(b) to Post-Effective
                 under the Investment Company Act of 1940       Amendment No. 59 and incorporated herein by
                 for Eaton Vance Greater China Growth           reference.
                 Fund.

      (c)        Distribution Plan pursuant to Rule 12b-1       Filed as Exhibit (15)(c) to Post-Effective
                 under the Investment Company Act of 1940       Amendment No. 59 and incorporated herein by
                 for EV Marathon Greater China Growth           reference.
                 Fund dated June 7, 1993.

      (d)        Distribution Plan pursuant to Rule 12b-1       Filed as Exhibit (15)(d) to Post-Effective
                 under the Investment Company Act of 1940       Amendment No. 59 and incorporated herein by
                 for EV Classic Greater China Growth            reference.
                 Fund.

      (e)        Distribution Plan for EV Classic Growth        Filed as Exhibit (15)(e) to Post-Effective
                 Fund pursuant to Rule 12b-1 under the          Amendment No. 59 and incorporated herein by
                 Investment Company Act of 1940.                reference.

      (f)        Distribution Plan for EV Marathon Growth       Filed as Exhibit (15)(f) to Post-Effective
                 Fund pursuant to Rule 12b-1 under the          Amendment No. 59 and incorporated herein by
                 Investment Company Act of 1940.                reference.

      (g)        Distribution Plan pursuant to Rule 12b-1       Filed as Exhibit (15)(g) to Post-Effective
                 under the Investment Company Act of            Amendment No. 61 and incorporated herein by
                 1940, for EV Marathon Information Age          reference.
                 Fund.

      (h)        Distribution Plan pursuant to Rule 12b-1       Filed as Exhibit (15)(h) to Post-Effective
                 under the Investment Company Act of 1940       Amendment No. 61 and incorporated herein by
                 for EV Traditional Information Age Fund.       reference.

      (i)        Distribution Plan pursuant to Rule 12b-1       Filed as Exhibit (15)(i) to Post-Effective
                 under the Investment Company Act of 1940       Amendment No. 59 and incorporated herein by
                 for EV Marathon Gold & Natural Resources       reference.
                 Fund dated June 19, 1995.

      (j)        Distribution Plan pursuant to Rule 12b-1       Filed as Exhibit (15)(j) to Post-Effective
                 under the Investment Company Act of 1940       Amendment No. 61 and incorporated herein by
                 for EV Classic Information Age Fund.           reference.

      (k)        Form of Distribution Plan pursuant to          Filed herewith.
                 Rule 12b-1 under the Investment Company
                 Act of 1940 for EV Marathon Asian Small
                 Companies Fund.

      (l)        Form of Distribution Plan pursuant to          Filed herewith.
                 Rule 12b-1 under the Investment Company
                 Act of 1940 for EV Traditional Asian
                 Small Companies Fund.

  (16)           Schedule for Computation of Performance        Not Applicable.
                 Quotations.

  (17)(a)        Power of Attorney dated August 7, 1995         Filed as Exhibit (17)(a) to Post-Effective
                 for Eaton Vance Growth Trust.                  Amendment No. 59 and incorporated herein by
                                                                reference.

      (b)        Power of Attorney dated March 30, 1993         Filed as Exhibit (17)(b) to Post-Effective
                 for Greater China Growth Portfolio.            Amendment No. 59 and incorporated herein by
                                                                reference.

      (c)        Power of Attorney dated August 7, 1995         Filed as Exhibit (17)(c) to Post-Effective
                 for Growth Portfolio.                          Amendment No. 59 and incorporated herein by
                                                                reference.

      (d)        Power of Attorney dated June 19, 1995          Filed as Exhibit (17)(d) to Post-Effective
                 for Information Age Portfolio.                 Amendment No. 61 and incorporated herein by
                                                                reference.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    Not applicable

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES
                                                                   (2)
                                                            NUMBER OF RECORD
                          (1)                                 HOLDERS AS OF
                    TITLE OF CLASS                           JANUARY 2, 1996
                    --------------                           ---------------

    Shares of beneficial interest without par value
        EV Classic Greater China Growth Fund                       1,193
        EV Marathon Greater China Growth Fund                     27,070
        EV Traditional Greater China Growth Fund                  18,780
        EV Classic Growth Fund                                        26
        EV Marathon Growth Fund                                      252
        EV Traditional Growth Fund                                10,897
        EV Marathon Gold & Natural Resources Fund                    915
        EV Classic Information Age Fund                               27
        EV Marathon Information Age Fund                             987
        EV Traditional Information Age Fund                          664

ITEM 27.  INDEMNIFICATION

    No change from the information set forth in Item 27 of Form N-1A, filed as Post-Effective Amendment No. 41 to the Registration Statement under the Securities Act of 1933 and Amendment No. 14 under the Investment Company Act of 1940, which information is incorporated herein by reference.

    Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Reference is made to the information set forth under the caption "Investment Adviser and Administrator" in the Statement of Additional Information, which information is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITER

    (A) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the investment companies named below:

EV Classic Alabama Municipals Fund                      EV Classic National Municipals Fund
EV Classic Arizona Municipals Fund                      EV Classic New Jersey Limited Maturity
EV Classic Arkansas Municipals Fund                       Municipals Fund
EV Classic California Limited Maturity                  EV Classic New Jersey Municipals Fund
  Municipals Fund                                       EV Classic New York Limited Maturity
EV Classic California Municipals Fund                     Municipals Fund
EV Classic Colorado Municipals Fund                     EV Classic New York Municipals Fund
EV Classic Connecticut Limited Maturity                 EV Classic North Carolina Municipals Fund
  Municipals Fund                                       EV Classic Ohio Limited Maturity Municipals Fund
EV Classic Connecticut Municipals Fund                  EV Classic Ohio Municipals Fund
EV Classic Florida Insured Municipals Fund              EV Classic Oregon Municipals Fund
EV Classic Florida Limited Maturity                     EV Classic Pennsylvania Limited Maturity
  Municipals Fund                                         Municipals Fund
EV Classic Florida Municipals Fund                      EV Classic Pennsylvania Municipals Fund
EV Classic Georgia Municipals Fund                      EV Classic Rhode Island Municipals Fund
EV Classic Government Obligations Fund                  EV Classic Senior Floating-Rate Fund
EV Classic Greater China Growth Fund                    EV Classic South Carolina Municipals Fund
EV Classic Growth Fund                                  EV Classic Special Equities Fund
EV Classic Hawaii Municipals Fund                       EV Classic Stock Fund
EV Classic High Income Fund                             EV Classic Strategic Income Fund
EV Classic Information Age Fund                         EV Classic Tennessee Municipals Fund
EV Classic Investors Fund                               EV Classic Texas Municipals Fund
EV Classic Kansas Municipals Fund                       EV Classic Total Return Fund
EV Classic Kentucky Municipals Fund                     EV Classic Virginia Municipals Fund
EV Classic Louisiana Municipals Fund                    EV Classic West Virginia Municipals Fund
EV Classic Maryland Municipals Fund                     EV Marathon Alabama Municipals Fund
EV Classic Massachusetts Limited Maturity               EV Marathon Arizona Limited Maturity
  Municipals Fund                                         Municipals Fund
EV Classic Massachusetts Municipals Fund                EV Marathon Arizona Municipals Fund
EV Classic Michigan Limited Maturity                    EV Marathon Arkansas Municipals Fund
  Municipals Fund                                       EV Marathon California Limited Maturity
EV Classic Michigan Municipals Fund                       Municipals Fund
EV Classic Minnesota Municipals Fund                    EV Marathon California Municipals Fund
EV Classic Mississippi Municipals Fund                  EV Marathon Colorado Municipals Fund
EV Classic Missouri Municipals Fund                     EV Marathon Connecticut Limited Maturity
EV Classic National Limited Maturity                      Municipals Fund
  Municipals Fund                                       EV Marathon Connecticut Municipals Fund

EV Marathon Emerging Markets Fund                       EV Marathon Pennsylvania Municipals Fund
Eaton Vance Equity - Income Trust                       EV Marathon Rhode Island Municipals Fund
EV Marathon Florida Insured Municipals Fund             EV Marathon Strategic Income Fund
EV Marathon Florida Limited Maturity                    EV Marathon South Carolina Municipals Fund
  Municipals Fund                                       EV Marathon Special Equities Fund
EV Marathon Florida Municipals Fund                     EV Marathon Stock Fund
EV Marathon Georgia Municipals Fund                     EV Marathon Tennessee Municipals Fund
EV Marathon Gold & Natural Resources Fund               EV Marathon Texas Municipals Fund
EV Marathon Government Obligations Fund                 EV Marathon Total Return Fund
EV Marathon Greater China Growth Fund                   EV Marathon Virginia Limited Maturity
EV Marathon Greater India Fund                            Tax Free Fund
EV Marathon Growth Fund                                 EV Marathon Virginia Municipals Fund
EV Marathon Hawaii Municipals Fund                      EV Marathon West Virginia Municipals Fund
EV Marathon High Income Fund                            EV Traditional California Municipals Fund
EV Marathon High Yield Municipals Fund                  EV Traditional Connecticut Municipals Fund
EV Marathon Information Age Fund                        EV Traditional Emerging Markets Fund
EV Marathon Investors Fund                              EV Traditional Florida Insured Municipals Fund
EV Marathon Kansas Municipals Fund                      EV Traditional Florida Limited Maturity
EV Marathon Kentucky Municipals Fund                      Municipals Fund
EV Marathon Louisiana Municipals Fund                   EV Traditional Florida Municipals Fund
EV Marathon Maryland Municipals Fund                    EV Traditional Government Obligations Fund
EV Marathon Massachusetts Limited Maturity              EV Traditional Greater China Growth Fund
  Municipals Fund                                       EV Traditional Greater India Fund
EV Marathon Massachusetts Municipals Fund               EV Traditional Growth Fund
EV Marathon Michigan Limited Maturity                   EV Traditional High Income Fund
  Municipals Fund                                       EV Traditional High Yield Municipals Fund
EV Marathon Michigan Municipals Fund                    Eaton Vance Income Fund of Boston
EV Marathon Minnesota Municipals Fund                   EV Traditional Information Age Fund
EV Marathon Mississippi Municipals Fund                 EV Traditional Investors Fund
EV Marathon Missouri Municipals Fund                    Eaton Vance Municipal Bond Fund L.P.
EV Marathon National Limited Maturity                   EV Traditional National Limited Maturity
  Municipals Fund                                         Municipals Fund
EV Marathon National Municipals Fund                    EV Traditional National Municipals Fund
EV Marathon New Jersey Limited Maturity                 EV Traditional New Jersey Municipals Fund
  Municipals Fund                                       EV Traditional New York Limited Maturity
EV Marathon New Jersey Municipals Fund                    Municipals Fund
EV Marathon New York Limited Maturity                   EV Traditional New York Municipals Fund
  Municipals Fund                                       EV Traditional Pennsylvania Municipals Fund
EV Marathon New York Municipals Fund                    EV Traditional Special Equities Fund
EV Marathon North Carolina Limited Maturity             EV Traditional Stock Fund
  Tax Free Fund                                         EV Traditional Total Return Fund
EV Marathon North Carolina Municipals Fund              Eaton Vance Cash Management Fund
EV Marathon Ohio Limited Maturity                       Eaton Vance Liquid Assets Fund
  Municipals Fund                                       Eaton Vance Money Market Fund
EV Marathon Ohio Municipals Fund                        Eaton Vance Prime Rate Reserves
EV Marathon Oregon Municipals Fund                      Eaton Vance Short-Term Treasury Fund
EV Marathon Pennsylvania Limited Maturity               Eaton Vance Municipals Reserves
  Municipals Fund                                       Massachusetts Municipal Bond Portfolio

    (b)

               (1)                                      (2)                                     (3)
       NAME AND PRINCIPAL                      POSITIONS AND OFFICES                   POSITIONS AND OFFICE
        BUSINESS ADDRESS                     WITH PRINCIPAL UNDERWRITER                   WITH REGISTRANT
       ------------------                    --------------------------                --------------------
James B. Hawkes*                         Vice President and Director                   President and Trustee
William M. Steul*                        Vice President and Director                   None
Wharton P. Whitaker*                     President and Director                        None
Chris Berg                               Vice President                                None
  45 Windsor Lane
  Palm Beach Gardens, Florida
H. Day Brigham, Jr.*                     Vice President                                None
Susan W. Bukima                          Vice President                                None
  106 Princess Street
  Alexandria, Virginia
Jeffrey W. Butterfield                   Vice President                                None
  9378 Mirror Road
  Columbus, Indiana
Mark A. Carlson*                         Vice President                                None
Jeffrey Chernoff                         Vice President                                None
  115 Concourse West
  Bright Waters, New York
James S. Comforti                        Vice President                                None
  1859 Crest Drive
  Encinitas, California
Mark P. Doman                            Vice President                                None
  107 Pine Street
  Philadelphia, Pennsylvania
Michael A. Foster                        Vice President                                None
  850 Kelsey Court
  Centerville, Ohio
William M. Gillen                        Vice President                                None
  280 Rea Street
  North Andover, Massachusetts
Hugh S. Gilmartin                        Vice President                                None
  1531-184th Avenue, NE
  Bellevue, Washington
Brian Jacobs*                            Senior Vice President                         None
Stephen D. Johnson                       Vice President                                None
  13340 Providence Lake Drive
  Alpharetta, Georgia
Thomas J. Marcello                       Vice President                                None
  553 Belleville Avenue
  Glen Ridge, New Jersey
Timothy D. McCarthy                      Vice President                                None
  9801 Germantown Pike
  Lincoln Woods Apt. 416
  Lafayette Hill, Pennsylvania
Morgan C. Mohrman*                       Senior Vice President                         None
James A. Naughton*                       Vice President                                None
James L. O'Connor*                       Vice President                                Treasurer
Thomas Otis*                             Secretary and Clerk                           Secretary
George D. Owen                           Vice President                                None
  1911 Wildwood Court
  Blue Springs, Missouri
F. Anthony Robinson                      Vice President                                None
  510 Gravely Hill Road
  Wakefield, Rhode Island
Benjamin A. Rowland, Jr.*                Vice President,                               None
                                           Treasurer and Director
John P. Rynne*                           Vice President                                None
George V.F. Schwab, Jr.                  Vice President                                None
  9501 Hampton Oaks Lane
  Charlotte, North Carolina
Cornelius J. Sullivan*                   Vice President                                None
David M. Thill                           Vice President                                None
  126 Albert Drive
  Lancaster, New York
Chris Volf                               Vice President                                None
  6517 Thoroughbred Loop
  Odessa, Florida
Sue Wilder                               Vice President                                None
  141 East 89th Street
  New York, New York
----------
*Address is 24 Federal Street, Boston, MA 02110

    (c) Not applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, and its transfer agent, First Data Investor Services Group, 53 State Street, Boston, MA 02104, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 31.  MANAGEMENT SERVICES

    Not applicable

ITEM 32.  UNDERTAKINGS

    The Registrant undertakes to file a Post-Effective Amendment on behalf of EV Classic Information Age Fund, using financial statements which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 60 and on behalf of EV Marathon Asian Small Companies Fund and EV Traditional Asian Small Companies Fund, using financial statements which need not be certified, within four to six months from the effective date of this Post-Effective Amendment No. 62.

    The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 30th day of January, 1996.

                                           EATON VANCE GROWTH TRUST

                                               By /s/ JAMES B. HAWKES
                                               --------------------------------
                                                      JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURE               TITLE                        DATE
               ---------               -----                        ----

                                     President, Principal
                                       Executive Officer and
/s/ JAMES B. HAWKES                    Trustee                  January 30, 1996
------------------------------------
    JAMES B. HAWKES
                                     Treasurer and Principal
                                       Financial and Accounting
/s/ JAMES L. O'CONNOR                  Officer                  January 30, 1996
------------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                Trustee                    January 30, 1996
------------------------------------
    DONALD R. DWIGHT

    SAMUEL L. HAYES, III*            Trustee                    January 30, 1996
------------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                Trustee                    January 30, 1996
------------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*               Trustee                    January 30, 1996
------------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                 Trustee                    January 30, 1996
------------------------------------
    JACK L. TREYNOR

*Signed by: /s/ H. DAY BRIGHAM, JR.
------------------------------------
           As Attorney-in-fact

                                  SIGNATURES

    Asian Small Companies Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Growth Trust (File No. 2-22019) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 30th day of January, 1996.


                                               ASIAN SMALL COMPANIES PORTFOLIO

                                               By /s/ JAMES B. HAWKES
                                               --------------------------------
                                                      JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURE               TITLE                        DATE
               ---------               -----                        ----
                                     President, Principal
                                       Executive Officer and
/s/ JAMES B. HAWKES                    Trustee                  January 30, 1996
------------------------------------
    JAMES B. HAWKES
                                     Treasurer and Principal
                                       Financial and Accounting
/s/ JAMES L. O'CONNOR                  Officer                  January 30, 1996
------------------------------------
    JAMES L. O'CONNOR

/s/ SAMUEL L. HAYES, III             Trustee                    January 30, 1996
------------------------------------
    SAMUEL L. HAYES, III

                                EXHIBIT INDEX

                                                                       PAGE IN
                                                                      SEQUENTIAL
                                                                      NUMBERING
EXHIBIT NO.                        DESCRIPTION                          SYSTEM
-----------                        -----------                        ---------

 (1)(d) Form of Amendment and Restatement of Establishment and Designation of Series.

 (5)(h)      Form of Management Contract with Eaton Vance
             Management for EV Marathon Asian Small Companies
             Fund.

    (i)      Form of Management Contract with Eaton Vance
             Management for EV Traditional Asian Small Companies
             Fund.

 (6)(a)(11)  Form of Distribution Agreement with Eaton Vance
             Distributors, Inc. for EV Marathon Asian Small
             Companies Fund.

    (a)(12)  Form of Distribution Agreement with Eaton Vance
             Distributors, Inc. for EV Traditional Asian Small
             Companies Fund.

(11)         Consent of Independent Auditors for Asian Small
             Companies Portfolio.

(15)(k) Form of Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for EV
             Marathon Asian Small Companies Fund.

    (l) Form of Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for EV
             Traditional Asian Small Companies Fund.